Exhibit 10.4

AMENDED AND RESTATED

TURNKEY PLATFORM DECOMMISSIONING AND

WELL PLUGGING AND ABANDONMENT CONTRACT

By and between

SPN RESOURCES, LLC

and

SUPERIOR ENERGY SERVICES, L.L.C.

Dated Effective as of January 1, 2011

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ii

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AMENDED AND RESTATED TURNKEY PLATFORM DECOMMISSIONING AND
WELL PLUGGING AND ABANDONMENT CONTRACT

THIS AMENDED AND RESTATED TURNKEY PLATFORM DECOMMISSIONING AND WELL PLUGGING AND ABANDONMENT CONTRACT (this “Agreement”) dated effective as of January 1, 2011 (“Effective Date”), by and between SPN Resources, LLC, a Louisiana limited liability company (“Owner”), having its principal place of business at 12707 North Freeway, Suite 200, Houston, Texas 77060, and Superior Energy Services, L.L.C., a Louisiana limited liability company (“Contractor”), having its principal place of business at 1105 Peters Road, Harvey, Louisiana 70058. Owner and Contractor are sometimes referred to singularly as “Party” and collectively as “Parties,” as the context of the usage of such term may require.

RECITALS

WHEREAS, Owner wishes to retain Contractor to complete the Work (as hereinafter defined), including without limitation, the decommissioning of certain platforms and the plugging and abandonment of certain wells and pipelines, all as identified herein, all upon the terms and subject to the conditions contained in this Agreement;

WHEREAS, Contractor has the experience, expertise and capability necessary to complete the Work and wishes to do so on the terms and subject to the conditions contained in this Agreement;

WHEREAS, Owner and Contractor are a party to that certain Turnkey Platform Decommissioning and Well Plugging and Abandonment Contract dated March 14, 2008 (the “Original Agreement”), as amended by that First Amendment to Turnkey Platform Decommissioning and Well Plugging and Abandonment Contract dated effective as of January 1, 2011 (the “Amendment”); and

WHEREAS, the Parties desire to amend and restate the Original Agreement to include the terms and provisions of the Amendment.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1                                   Definitions.  The following terms shall have the meanings specified in this Article I when capitalized and used in this Agreement:

“Affiliate” shall mean, with respect to either Party, any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Party.  The term “control” means the possession, directly or indirectly, of the power to cause the direction of the management of such entity, whether through ownership of securities, by contract or otherwise.

“Agreed Charges” shall mean the charges billed by Contractor and its Affiliates for services and equipment used to provide the Work hereunder, in amounts mutually agreed upon by the Parties.  The initial Agreed Charges for such services and equipment shall be as set forth on Schedule I attached hereto.  The Parties shall negotiate in good faith at least every six (6) months to adjust the Agreed Charges to take into account cost increases incurred by Contractor and its Affiliates to provide such services and equipment.  It is understood and agreed that it is the intent of the Parties that such charges will represent as close as reasonably determinable Contractor’s cost including both direct and allocated indirect costs.  In the event that Owner and Contractor cannot agree upon the any required adjustment to the Agreed Charges within the time periods set forth in this provision, either Owner or Contractor may submit such matter for resolution in accordance with the dispute resolution provisions of Article XVI, which resolution shall be binding upon Owner and Contractor and represent the Agreed Charges until the next adjustment required hereunder.  Until the agreement on any adjustment or the resolution thereof in accordance with this provision, the Agreed Charges in place prior to such adjustment or resolution shall remain in effect.

“Agreement” shall mean this Turnkey Platform Decommissioning and Well Plugging and Abandonment Contract, including all exhibits, schedules, appendices or attachments hereto, as any of said documents may be amended and supplemented from time to time in accordance with the terms hereof.

“Applicable Law” shall mean any constitutional provision, statute, law, ordinance, executive order, rule, or regulation (including a regulation that has been formally promulgated in a rule making proceeding but, pending final adoption, is in proposed or temporary form having force of law); guideline, or notice having force of law; or approval, permit, license, franchise, judgment, order, decree, injunction, or writ of any Governmental Authority applicable to a specified person or entity or specified property, as in effect from time to time.

“BOEM” shall mean the United States Bureau of Ocean Energy Management, Regulation and Enforcement, formerly known as the Minerals Management Service.

“Business Day” shall mean a day other than a Saturday, Sunday or legal holiday for commercial banks in Louisiana.

“Casing Pressure” shall mean fluid (liquid or gas) pressure on any casing string including, without limitation, production, intermediate, surface or conductor casing, that cannot be bled off.

“Contractor” shall mean Superior Energy Services, L.L.C., its successors and permitted assigns.

“Contractor Group” shall mean, individually and collectively, Contractor and its parent(s), subsidiaries, Affiliates, and Subcontractors and its and all of their officers, directors, employees, agents, assigns, representatives, consultants, contractors, and subcontractors, and the subrogees of said parties.  The term “Contractor Group” shall not include Owner or any member of the Owner Group.

“Contractor’s Project Manager” shall mean one or more individuals designated by Contractor pursuant to Section 3.8 hereof.

“Day” shall mean a calendar day and shall include Saturdays, Sundays and holidays, except that, if an obligation to be performed under this Agreement falls due on a day other than a Business Day, the obligation shall be deemed due on the next Business Day thereafter.

“Decommissioning Project” shall mean each individual decommissioning, plugging and abandonment project with respect to the Facilities.

“Effective Date” shall mean the date first set forth in the opening paragraph of this Agreement, which is the date when the respective rights and obligations of the Parties under this Agreement become effective.

“Facilities” shall mean the particular platforms, wells or pipelines owned and/or operated by Owner that are the subject of the Work under this Agreement as listed on Exhibit A attached hereto and made a part hereof, and all parts and components thereof.

“Fixed Project Price” shall mean the amount set forth in Exhibit A next to each Facility for the performance of the Work with respect to such Facility, as such amount may be adjusted pursuant to the terms of this Agreement.  The Fixed Project Price for each item of Well P&A Work, Pipeline work and Platform Decommissioning is stated separately next to the Facility to which the Work applies.

“Force Majeure” shall mean acts of God; explosions or fires; floods; hurricanes; typhoons, tornadoes; cyclones, lightning; storms; earthquakes; landslides; soil erosion, drought; epidemics; blight; famine; quarantine; blockade; embargoes; national strikes; acts or inactions or delays of Governmental Authorities or any delegate thereof; war (whether declared or undeclared); civil disturbances; acts of terrorism; riots, insurrection or civil strife; revolts or rebellion; or sabotage; or any other similar causes or circumstances beyond or  not subject to Contractor’s reasonable control.

“Force Majeure Event” shall mean an event or occurrence caused by Force Majeure.

“Governmental Authorities” shall mean any applicable federal, regional, state or local government including any agencies, authorities, departments or other subdivisions of each, having or claiming a regulatory interest in or jurisdiction over the Work, including, without limitation, the BOEM.

“Hazardous Materials” shall mean any substance that under Applicable Law is considered to be hazardous or toxic or is or may be required to be remediated, including but not limited to (i) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls (“PCBs”) and processes and certain cooling systems that use chlorofluorocarbons (“CFCs”), (ii) any chemicals, materials or substances which are now, or hereafter become, defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “extremely hazardous wastes”, “restricted hazardous wastes”, “toxic substances”, “toxic pollutants”, or any words of similar import pursuant to Applicable Law, (iii) or any other chemical, material, substance or waste, exposure to which is now or hereafter prohibited, limited or regulated by Governmental Authorities.

“NORM” shall have the meaning set forth in Section 18.3(a).

“Non-Operated Facilities” shall have the meaning set forth in Section 14.6.

“Notice(s)” means written notice(s) given by one Party to the other Party at the addresses identified in Section 20.3.

“Notice to Proceed “ shall mean the Notice issued by Owner, in accordance with the requirements of Section 8.1, authorizing the full and unrestricted performance of the Work with respect to an individual Decommissioning Project.

“Owner” shall mean SPN Resources, LLC, its successors and permitted assigns.

“Owner Group” shall mean, individually and collectively, Owner and its parent(s), subsidiaries, Affiliates, coventurers, co-parties, joint working interest owners, contractors and subcontractors (excluding Contractor and its Subcontractors) and its and their members, officers, directors, employees, agents, assigns, representatives, consultants and the subrogees of said parties.  Owner Group shall include Contractor solely in Contractor’s role as an Affiliate of a member of Owner.

“Owner’s Project Manager” shall mean that individual designated by Owner pursuant to Section 4.6.

“Platform Decommissioning” shall mean the Work required to fully decommission a given platform in accordance with industry standards and Applicable Law, including without limitation, applicable BOEM regulations.  Platform Decommissioning commences with the complete shutdown of a given platform (and notice thereof from Owner to Contractor contained in a Notice to Proceed, as described in Section 8.1 of this Agreement) and terminates upon completion of the sweep of the ocean floor for debris by Contractor and includes the customary preparation of each platform for completion of the Work (such as cleaning of tanks, removing gas or liquids from any system, piping, well, pipeline or other equipment, preparing platforms and equipment located thereon for removal, and any other customary activities associated with preparing for Platform Decommissioning).  Platform Decommissioning includes the removal of remaining casing strings (including, without limitation, drive pipe) that were not removed during Well P&A Work.  Each item of Platform Decommissioning is identified on Exhibit A along with the associated Fixed Project Price for such Work.

“Pipeline Work” shall mean the Work required to fully decommission a given pipeline (including, without limitation, pigging (if required), flushing, filling the pipeline with seawater, cutting and plugging the pipeline) in accordance with industry standards and Applicable Law, including without limitation, applicable BOEM regulations.  Pipeline Work includes the customary preparation of a pipeline for completion of the Work, including without limitation, removal of gas or liquids from piping or other equipment.  Each item of Pipeline Work is identified on Exhibit A along with the associated Fixed Project Price for such Work.

“Project Price” shall mean the greater of (a) the Fixed Project Price or (b) the sum of Agreed Charges and Subcontractor Costs, if any, in each case with respect to the Work performed on a particular Facility.

“Remedy” shall have the meaning set forth in Section 11.1(b).

“Scope of Work” or “Work” shall mean all obligations, duties and responsibilities undertaken by Contractor and its Subcontractors in accordance with this Agreement all as more fully described herein, including the Well P&A Work, the Pipeline Work and the Platform Decommissioning.

“Site Clearance Verification” shall mean such site clearance operations and activities conducted by or on behalf of Contractor, at its cost, in accordance with applicable BOEM regulations or standards including, without limitation, Notice to Lessee No. 98-26, dated November 30, 1998, issued by the BOEM, as same may be modified or replaced.

“Subcontractor” shall mean any contractor, constructor, supplier or vendor of any tier of Owner for the Work.

“Subcontractor Costs” shall mean the costs incurred by Owner with respect to any Subcontractors contracted by Owner.

“Temporary Abandonment” shall mean the work required to plug and abandon the existing open perforations in a well and set a balanced cement plug in the tubing and annulus primarily to secure the well and, in doing so, significantly reduce liability related to well control and related pollution.

“Warranty” shall have the meaning set forth in Section 11.1(a).

“Warranty Period” shall have the meaning set forth in Section 11.1(a).

“Well P&A Warranty Period” shall have the meaning set forth in Section 11.1(a).

“Well P&A Work” shall mean the Work required to plug and abandon a given well in accordance with industry standards and Applicable Law, including without limitation, applicable BOEM regulations.  Well P&A Work includes the customary preparation of each well for completion of the Work (such as isolating the existing open perforations, removal of downhole equipment, setting a surface cement plug, and any other customary activities associated with preparing for Well P&A Work).  Well P&A Work does not include the removal of any casing string(s) (including, without limitation, drive pipe) planned to be removed during Platform Decommissioning.  Each item of Well P&A Work is identified on Exhibit A along with the associated Fixed Project Price for such Work.

“Work Order” shall have the meaning set forth in Section 4.2.

ARTICLE II
RELATIONSHIP OF OWNER, CONTRACTOR, AND SUBCONTRACTORS

Section 2.1                                   Independent Contractor.  Contractor shall perform and execute the provisions of this Agreement as an independent contractor of Owner and shall not be deemed to be an agent, employee, co-venturer or partner of Owner.  In all cases where the employees of Contractor are covered by the Louisiana Workers’ Compensation Act, La. R.S. 23:1021, et seq., the parties agree that all work performed by these employees pursuant to this Agreement are an integral part of and are essential to the ability of Owner and Contractor to generate services of both for purposes of La. R.S. 23:1061(A)(1).  Furthermore, the Parties agree that both are the principal or statutory employer of any of these employees for purposes of La. R.S. 23:1061(A)(3).  Irrespective of either Party’s status as the statutory employer (as defined in La. R.S. 23:1031(C)) of any of these employees, Contractor shall remain responsible for the payment of Louisiana Workers’ Compensation benefits to its payroll employees only, and shall not be entitled to seek contribution for any such payments from Owner.  Nothing in this Agreement shall in any way change Contractor’s obligation regarding indemnity or contribution to Owner pursuant to this Agreement or any statute, regulation or otherwise in the event Owner is deemed to be the statutory employer of Contractor’s employees or pays compensation benefits of any nature.  Contractor shall remain responsible for the payment of compensation to its employees and shall not be entitled to seek indemnity or contribution for any such payments from Owner.

Section 2.2                                   Subcontracts and Subcontractors.  If Contractor does not offer services or equipment necessary to perform all of the Work, Owner shall have a Subcontractor perform the Work that Contractor does not offer.  Such Work shall be accomplished by Subcontractors pursuant to written contracts between Owner and such Subcontractor.  No contractual relationship shall exist between Contractor and any Subcontractor with respect to the Work to be performed hereunder.

ARTICLE III
CONTRACTOR’S RESPONSIBILITIES

Section 3.1                                   The Work.  Contractor shall perform the Work in a manner consistent with the terms of this Agreement and any exhibits, appendices, schedules or other attachments hereto.

(a)                                  The Work shall consist only of the Well P&A Work, the Pipeline Work and Platform Decommissioning performed on the Facilities, in each case in accordance with generally accepted industry standards and practices and in accordance with Applicable Law.

(b)                                 The Scope of Work for this Agreement covers only those Facilities identified on Exhibit A attached hereto and only so long as Owner remains operator of such Facilities (except as otherwise provided in Section 14.6).  In no event will Contractor perform any Work under the terms of this Agreement on any facility that is not listed on Exhibit A and/or that is not operated by Owner at the time such Work is performed (except as otherwise provided in Section 14.6).

(c)                                  Reserved.

(d)                                 Reserved.

(e)                                  Contractor shall arrange for and provide transportation for its personnel between Contractor’s locations and Owner’s shore base location of each Decommissioning Project.  Such transportation shall be considered part of the Work, and the costs for such transportation shall be included in the Agreed Charges. Owner shall arrange for and provide transportation for personnel of Contractor and its Subcontractors, if any, and other third party personnel between Owner’s shore base location and the location of each Decommissioning Project. Such transportation shall be considered part of the Work, and the costs for such transportation shall be included in the Project Price.

(f)                                    In the event that Owner decides to temporarily abandon any well Facility, the Project Price for the Well P&A Work for such well will be the Agreed Charges for such Work, and the Project Price for the remaining Well P&A Work will likewise be the Agreed Charges for such Work.

(g)                                 Reserved.

(h)                                 In no event will Contractor be obligated or required to furnish any performance bond in connection with any Work.

(i)                                     The Fixed Project Price was calculated on the basis that none of the Facilities will be reefed. In the event Owner elects to reef a Facility in connection with a Decommissioning Project, all costs and expenses in connection with any Facilities that are reefed, including, without limitation, all fees paid or donated, all permits and all payments due by any Governmental Authorities, will be borne entirely by Owner as part of the Project Price related to such Facilities. The Fixed Project Price shall not be adjusted to account for any estimated savings that the reefing may provide.

Section 3.2                                   Reserved.

Section 3.3                                   Employment of Licensed Personnel.  Whenever required by Applicable Law, Contractor agrees to employ only licensed personnel to perform the Work.

Section 3.4                                   Performance of Work.  Subject to Section 3.9(a), Contractor shall furnish, based on availability, all labor, supervision, equipment, tools, materials and supplies that it offers necessary for the performance of the Work as specified in the applicable Work Order.  Any labor, supervision, equipment, tools, materials or supplies that Contractor does not offer shall be provided by Subcontractors chosen by Owner pursuant to Section 2.2.

Section 3.5                                   Reserved.

Section 3.6                                   Safety.  Contractor will follow its then-current safety practices and procedures; provided however, such practices and procedures will conform to Applicable Law.

Section 3.7                                   Reserved.

Section 3.8                                   Contractor’s Project Manager.  For each Decommissioning Project, Contractor shall designate Contractor’s Project Manager and provide Notice thereof to Owner.  Contractor’s Project Manager shall act as Contractor’s liaison with Owner with respect to such project.  Contractor may change Contractor’s Project Manager at any time and for any reason upon prompt Notice thereof to Owner.

Section 3.9                                   Notice of Start of Work; Notice of Completion; Filing of Reports.

(a)                                  Owner shall provide Contractor a desired start date for each Decommissioning Project and Contractor shall provide the first available 24-hour P&A spread, limited to a maximum of two 24-hour P&A spreads, except in 2013 when the maximum for 24-hour P&A spreads shall be three.  First available means resources that are uncommitted to other operators at the time Owner provides Contractor a desired start date for each Decommissioning Project.  Prior to sending notice of a desired start date for any Decommissioning Project, Owner shall secure as of such desired start date any Subcontractors that will be necessary to complete the Decommissioning Project.

(b)                                 During the completion of each Decommissioning Project, Contractor shall provide Owner with daily reports and other data that may be requested describing the Work performed with respect to the relevant Facility site.

(c)                                  (i)                                     Contractor shall as soon as practicable after the completion of its Work with respect to a Decommissioning Project deliver an invoice to Owner setting forth the Agreed Charges for such Decommissioning Project.  Owner shall proceed with authorization for payment of the Agreed Charges specified in such invoice subject to Section 3.9(d) below.

(ii)                                  Promptly following completion of all Work with respect to a Decommissioning Project, including any Work performed by Subcontractors, but in any event within ten (10) Business Days thereof, Owner will deliver a statement to Contractor setting forth all Subcontractor Costs incurred or allocated for such Decommissioning Project, together with reasonable supporting documentation establishing such Subcontractor Costs.  If the Fixed Project Price is less than the Agreed Charges and Subcontractor Costs, there shall be no further action or payment required on the part of Owner or Contractor.  If the Fixed Project Price is greater than the Agreed Charges and Subcontractor Costs, Owner shall proceed with authorization for payment of an amount equal to (A) the Fixed Project Price less (B) the sum of (i) Subcontractor Costs subject to Section 3.9(d) below and (ii) any Agreed Charges previously paid by Owner.  For the avoidance of doubt, a Decommissioning Project shall be deemed complete for purposes of this Section 3.9(c)(ii) when the Contractor and any Subcontractors have completed all Work relating to such Decommissioning Project, and shall not be dependent upon or subject to any approvals or consents by BOEM or any other Governmental Authorities.

(d)                                 Following receipt by Owner of Contractor’s invoice of Agreed Charges as provided in Section 3.9(c) above, Owner shall promptly review and verify that the invoice and all related supporting documentation is accurate (but in any event within ten (10) Business Days following receipt of the same).  On or before the first Business Day following the end of such period, Owner shall notify Contractor in writing that: (i) the invoice has been approved for payment or (ii) its dispute as to the amount of the invoice or the adequacy of the supporting documents, including a reasonably detailed description of the basis for such dispute.  Following receipt by Contractor of Owner’s statement of Subcontractor Costs as provided in Section 3.9(c) above, Contractor shall promptly review and verify that the statement and all related supporting documentation is accurate (but in any event within ten (10) Days following receipt of the same).  On or before the first Business Day following the end of such period, Contractor shall notify Owner in writing that: (A) the statement has been approved or (B) its dispute as to the amount of the Subcontractor Costs or the adequacy of the supporting documents, including a reasonably detailed description of the basis for such dispute.  In the event of any such dispute, Owner and Contractor will meet promptly and will cooperate in good faith to attempt to resolve such dispute within ten (10) Business Days following receipt by either Party of the other Party’s notice of such dispute.  If the dispute is resolved, Owner will, if applicable, make payment to Contractor in accordance with the provisions of Article IX.  If the dispute relates to the Project Price and is not resolved, Owner will make payment to Contractor in an amount equal to the Fixed Project Price less any Subcontractor Costs in accordance with the provisions of Article IX, and either Party may refer such dispute for binding arbitration pursuant to Article XVI.

ARTICLE IV
OWNER’S RESPONSIBILITIES

Section 4.1            Reserved.

Section 4.2            Request for Work; Permitting and Regulatory Work.  Owner may from time to time request Work from Contractor hereunder.  The Work will be ordered by Owner by issuing written work orders (“Work Orders”) in the form similar to Exhibit B.  It will be the sole responsibility of Owner to secure, maintain and pay for any and all certificates, permits and licenses necessary for the performance of the Work and for obtaining all consents or approvals required by all Applicable Law in connection with the Work to be obtained by Owner as the owner or operator of the Facilities, including without limitation any and all certificates, permits, licenses, consents or approvals required by or from the BOEM.  Owner shall further prepare, sign and file all regulatory correspondence and reports for a given Decommissioning Project.  As part of the Work, Contractor shall cooperate with Owner in connection with Owner’s preparation of all regulatory forms, correspondence and reports required to be filed with any Governmental Authorities, with respect to each Decommissioning Project.  In furtherance thereof, Contractor shall provide to Owner upon request any reports or procedures prepared or utilized by Contractor in performing the Work.

Section 4.3            Reserved.

Section 4.4            Payment.  Owner shall make payments to Contractor in accordance with this Agreement.

Section 4.5            Access.  Commencing on the date that any particular Facility is identified by Owner as needing Well P&A Work, Pipeline Work or Platform Decommissioning as specified in Section 8.1, Owner shall provide Contractor and its Subcontractors, if any, unrestricted access to the location of such item of Facilities to permit Contractor to perform the Work within the timelines set herein.

Section 4.6            Designation of Owner’s Project Manager.  For each Decommissioning Project, Owner shall designate Owner’s Project Manager and provide Notice thereof to Contractor.  Such Notice shall also specify the responsibility and authority delegated to such person by Owner.  Owner may change Owner’s Project Manager at any time and for any reason upon prompt Notice thereof to Contractor.  Owner’s Project Manager shall have the responsibility to direct and manage the Work with respect to a particular Decommissioning Project.

Section 4.7            Subcontractors.  Owner shall be solely responsible for the engagement and management of Subcontractors in the performance of Work, and Owner shall be responsible for the payment of all expenses of such Subcontractors.

ARTICLE V
LAWS AND REGULATIONS

Section 5.1            Applicable Law.  Subject to the provisions of Section 5.2, the Work performed by Contractor and its Subcontractors with respect to each Decommissioning Project shall comply with all Applicable Laws then in effect.

ARTICLE VI
TAXES AND INVOICING

Section 6.1            Contractor Taxes.  Contractor shall be responsible for payment of all taxes measured by Contractor’s income or assets.  All payroll or employment compensation tax, social security tax or similar taxes for Contractor’s or any Subcontractor’s employees shall be for the account of Contractor.

ARTICLE VII
FORCE MAJEURE

Section 7.1            Effect of Force Majeure.  Contractor shall give Owner timely Notice after it becomes aware of any Force Majeure Event that Contractor believes will delay its completion of the Work beyond the guidelines set forth in Section 8.2, which Notice shall, to the extent practicable, specify the length of the delay occasioned by, and additional costs incurred by reason of such Force Majeure Event.  Any costs associated with any delays in performance of the Work due to any Force Majeure Event shall be for the account of Contractor.

ARTICLE VIII
NOTICE TO PROCEED; TIME FOR COMPLETION; TRANSFER OF TITLE; REMOVAL OF FACILITY

Section 8.1            Notice to Proceed.  Upon identification by Owner of any Facilities in need of and ready for Work, Owner will provide prompt written Notice of same to Contractor.  In the event an early commencement date is requested in any such Notice to Proceed, Contractor, within fifteen (15) Days of receipt of such Notice to Proceed, will advise Owner whether it can comply with such request.  Each Notice to Proceed will contain the particulars of the Facilities in need of and ready for Work, including without limitation, identification of the particular platform, well or pipeline, location of the platform, well or pipeline, and any circumstances or information necessary for Contractor to perform the Work in a safe, timely and efficient manner.

Section 8.2            Reserved.

Section 8.3            Salvage.  Owner shall retain title to any scrap material or other items left over after completion of each Decommissioning Project. Owner shall be responsible for the transport and handling of such materials, and any costs incurred related thereto shall be borne by Owner and shall be included in the Project Price.  The Project Price shall be reduced by any realized salvage value.

ARTICLE IX
PAYMENTS TO CONTRACTOR

Section 9.1            Price and Payment.  Owner shall pay to Contractor the amounts provided for in Section 3.9(c) as soon as practicable (but in no event more than thirty (30) Days) after Owner or Contractor has concurred that the applicable invoice or statement, as applicable, is proper, all in accordance with Section 3.9(d) or Article XVI.  Notwithstanding the foregoing, with respect to any Platform Decommissioning Work, the Parties shall mutually agree upon specific milestone objectives with respect to such Work, and Owner shall advance portions of the Agreed Charges to Contractor upon successful completion of such milestones.  Any such division shall be mutually agreed upon by the Parties in writing prior to commencement of any Work related to such Platform Decommissioning.  Owner’s payment of any invoices (or portions thereof) relating to a particular Facility will in no way relieve Contractor of its obligations under this Agreement with respect to such Facility.

Section 9.2            Terms of Payment.  Owner shall pay to Contractor any amounts required to be paid by it hereunder in US Dollars by electronic funds transfer to a bank and account specified by Contractor.  If Owner does not pay an amount when due or improperly withholds amounts due to Contractor, interest shall, without prejudice to the right of Contractor to immediate payment, accrue on such overdue amounts at the prime commercial interest rate (as published by The Wall Street Journal as of the date payment was due) plus one percent (1%) from the date such amount was due.

ARTICLE X
INSURANCE

Section 10.1         Contractor’s Insurance Coverage.  Contractor shall maintain in full force and effect the insurance coverage and limits specified below from the Effective Date and continuing until final completion of the Work.  Contractor shall provide Owner applicable insurance certificates of such coverage prior to the shipment of any equipment or personnel to the location of any Decommissioning Project or the commencement of any Work on any Facilities.

(a)           Workmen’s compensation and employers liability insurance, including:

(i)                                     Statutory workmen’s compensation in compliance with all Applicable Laws in any jurisdiction in which Contractor performs the Work.

(ii)                                  United States Longshoreman’s and the Harbor Workers’ Compensation Act coverage as amended and extended by the Outer Continental Shelf Lands Act and liability for admiralty benefits and damages under the Jones Act, Death on the High Seas Act and general maritime law, with a provision that claims in rem shall be treated as claims in personam.

(iii)                               Occupational disease coverage.

(iv)                              Employer’s Liability with limits of liability of $1,000,000 each person and $1,000,000 each accident.

(b)           Comprehensive General Liability Insurance suitably endorsed for marine operations (including, without limitation, deletion of the watercraft exclusion) and covering the Work performed by Contractor under this Agreement in all jurisdictions, and shall include independent contractor’s coverage for Work let or sublet including:

(i)                                     Contractual liability coverage.

(ii)                                  Completed operations coverage.

(iii)                               Limits of liability for bodily injury $1,000,000 each person and $2,000,000 each accident; property damage $2,000,000 each accident.

(iv)                              Excess coverage in the form of an Umbrella policy with limits of $4,000,000.00 over primary limits.

(c)           Automobile Liability Insurance covering all owned, non-owned and hired vehicles of Contractor. The limits of liability are: bodily injury $1,000,000.00 each person and $2,000,000.00 each accident; property damage $1,000,000.00 each accident; and excess coverage in the form of Umbrella Policy with limits of $4,000,000.00 over the primary limits.

(d)           Watercraft insurance if the performance of the Work to be performed by Contractor requires the use of watercraft. Contractor shall carry or require the owner of such watercraft to carry: (a) Hull and Machinery (including Collision Liability) insurance, in an amount not less than the fair market value of the watercraft, whichever is the greater (any language in the policy which limits the coverage of an insured who is not an owner or who is not entitled to limitation of liability shall be deleted): (b) Protection and Indemnity Insurance, including pollution liability and removal of wreck, in an amount not less than the market value of the Watercraft or $5,000,000, whichever is greater (any language in the policy which limits the coverage of any insured who is not an owner or who is not entitled to limitation of liability shall be deleted); (c) in respect to all charter vessels, Charterer’s Legal Liability Insurance with limits of $5,000,000; (d) if the watercraft engages in towing operations, tower’s insurance; and (e)

excess protection and indemnity, excess collision liability insurance, and excess Charterer’s Legal Liability insurance in the amount of $10,000,000.  Such policies shall cover owned, non-owned and hired watercraft.

(e)           Aircraft insurance if the performance of the Work to be performed by Contractor requires Contractor to furnish aircraft (including helicopters). Contractor shall carry, or require the owners of such aircraft to carry: (a) All Risk Hull Insurance in an amount equal to the replacement value of the aircraft; and (b) Aircraft Liability Insurance, including Passenger Liability, of not less than $5,000,000 per occurrence or $2,000,000 per seat, whichever is greater.

(f)            In the event that Contractor desires to obtain Builder’s Risk Insurance, Owner and Contractor agree to cooperate and work together in good faith in order to assist Contractor in placing such insurance (including, without limitation, having such insurance issued in the name of Owner, if necessary); provided however, Contractor will be responsible for paying any cost associated with such insurance.

(g)           All policies listed in (b), (c), (d), and (e) above shall name Owner Group as an additional insured, to the extent of the indemnity and release obligations assumed by Contractor herein, with the “as owner” qualification deleted from the protection and indemnity policy, it being the intention to cover the additional insured regardless of capacity in which the additional insured are related to the vessel.  All such policies of Contractor shall be primary to any policies held by Owner and shall delete any clause that requires risk sharing or renders primary any other insurance covering Owner.

(h)           All policies listed in (a), (b), (c), and (d) above shall contain waivers of subrogation in favor of Owner Group.

(i)            Contractor shall furnish certificates of insurance in standard ACORD form to Owner prior to performing Work hereunder and upon policy renewals to evidence existence of required coverage.  Owner shall have the right to inspect the original policies at all reasonable times.

(j)            Contractor’s failure to obtain and maintain the required insurance policies and furnish certificates of insurance shall give Owner the right to terminate this Agreement without notice (in which case Contractor will be entitled to any amounts provided for in Section 14.2).  IN THE EVENT CONTRACTOR’S FAILURE TO OBTAIN AND MAINTAIN THE INSURANCE CAUSES ANY LOSS OR DAMAGES TO BE SUFFERED BY OWNER GROUP, INCLUDING BUT NOT LIMITED TO THOSE DAMAGES THAT WOULD HAVE BEEN COVERED BY SUCH INSURANCE, CONTRACTOR AGREES TO RELEASE, INDEMNIFY, DEFEND AND HOLD  HARMLESS OWNER GROUP FROM AND AGAINST ALL CLAIMS, DAMAGES, LOSSES, EXPENSES, AND OUTLAYS WHATSOEVER WHICH OWNER GROUP COULD HAVE AVOIDED OR FOR WHICH OWNER GROUP COULD HAVE BEEN REIMBURSED IF CONTRACTOR HAD OBTAINED AND MAINTAINED SAID INSURANCE, REGARDLESS OF WHETHER OR NOT CAUSED BY THE SOLE OR CONCURRENT NEGLIGENCE, STRICT LIABILITY, OR BREACH OF WARRANTY OF OWNER GROUP.

(k)           The provision of these insurance requirements shall not restrict, limit or modify the terms of the indemnities, assumption of liabilities, defense obligations or other provisions of this Agreement.

Section 10.2         Subcontractor’s Insurance Coverage.  Contractor shall require its Subcontractors performing Work on any Decommissioning Project to maintain the types, coverage and limits of insurance which are reasonable in accordance with prudent industry practice and commensurate with the Work to be performed by such Subcontractor.

Section 10.3         Louisiana Operations.  With respect to operations conducted under this Agreement that are within the jurisdiction of the State of Louisiana, Contractor and Owner acknowledge the exception to the Louisiana Oilfield Indemnity Act recognized in Marcel v. Placid Oil Co., 11 F.3rd 563 (5th Cir. 1994), allowing a party to obtain insurance as an additional insured on the other party’s insurance policies so long as the entire cost of adding such party as an additional insured is paid by such party.  As to such operations, it is the intention of Contractor and Owner to give Owner the option to provide insurance which falls within the Marcel exception to the Louisiana Oilfield Indemnity Act. To achieve this objective, Owner and Contractor agree to do the following:

(a)           Contractor agrees, upon Owner’s written request and by separate endorsement to one or more of Contractor’s primary and $4,000,000 excess comprehensive general liability policy (and not by the use of a “blanket” naming and waiving provision), to have the Owner Group added as additional insureds.

(b)           The insurer(s) under (a) above shall present Owner with an invoice for such separate endorsement (plus applicable taxes, if any), which Owner shall pay directly to such insurer(s).  In the event Owner declines to pay such invoice, Owner shall not have the benefit of such separate endorsement.

(c)           In the event Owner has elected to obtain such endorsement and operations are ongoing or anticipated at the time Contractor’s insurance (and such endorsement) expires, Contractor’s insurer(s) will advise Owner of the amount to renew such endorsement and Owner shall have the same rights regarding the renewal of such endorsement.

(d)           Contractor agrees that the premiums charged by its insurers constitute the full cost of such insurance.

(e)           Owner will be solely responsible for any deductibles required to be paid under such insurance relating to the operations that are the subject of this Agreement.

ARTICLE XI
WARRANTIES OF CONTRACTOR

Section 11.1         Work Warranty.

(a)           Contractor warrants only that the Work shall be completed in accordance with industry standards and Applicable Law (“Warranty”).  Any claim that the Work fails to meet the Warranty must be brought within one hundred eighty (180) days after the completion of such Work (the “Warranty Period”).  Notwithstanding the foregoing, for any Work that is Well P&A Work, the Warranty shall include Contractor’s warranty that there will not be any release of hydrocarbons at the location of such Well P&A Work for a period of twelve (12) months after completion of such Well P&A Work (“Well P&A Warranty Period”).

(b)           Owner shall give Contractor written notice of Work that fails to meet the Warranty before the expiration of the Warranty Period or the Well P&A Warranty Period, as applicable (ordinary wear and tear excluded).  Contractor shall then commence, at its own expense (but Owner shall be responsible for all costs with respect to such remedy Work to the same extent Owner was responsible for costs with respect to the original Work), to repair, modify, re-perform or replace the defective Work as Contractor deems necessary to correct such defective Work (“Remedy”).  In no event shall Contractor have any obligation to Remedy the Work if Owner fails to provide Notice before the expiration of the Warranty Period or Well P&A Warranty Period or if Contractor determines that the Remedy is required because of some action or inaction on the part of Owner.  Should investigation by Contractor reveal that there is no defect of the Work as reported by Owner, Owner shall reimburse Contractor for all reasonable costs in connection therewith.

(c)           There will be no extension of any Warranty Period or any Well P&A Warranty Period, as applicable, upon the completion of any Remedy.

Section 11.2         Exclusivity of Warranties and Remedies.  The only warranties as to Work made by Contractor are those expressly enumerated in this Article XI.  Any other statements of fact or descriptions whether expressed in this Agreement, or any attachments, exhibits, schedules or appendices thereto, or in any quotations, proposals, specifications, drawings or manuals, or other documentation concerning the Work, whether in electronic form or hardcopy, shall not be deemed to constitute a warranty or guarantee of the Work or any part thereof.  OWNER ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, CONTRACTOR HAS MADE NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE WORK.  ALL IMPLIED WARRANTIES WITH RESPECT TO THE WORK, INCLUDING THOSE RELATED TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, COURSE OF DEALING OR USAGE OF TRADE, ARE HEREBY DISCLAIMED BY CONTRACTOR AND EXPRESSLY WAIVED BY OWNER.  OWNER SHALL HAVE NO RIGHT OR CAUSE OF ACTION AGAINST CONTRACTOR TO ASSERT IN ANY CONTROVERSY, CLAIM, DEMAND, OR LITIGATION ARISING FROM OR IN CONNECTION WITH THE BREACH OF ANY WARRANTIES NOT EXPRESSLY STATED IN THIS CONTRACT.  Correction of defects in accordance with this Article XI in the manner and during the period provided herein shall constitute complete fulfillment of, and Owner’s exclusive remedy for, all the liabilities or responsibilities of Contractor and its Subcontractors to Owner for defective or nonconforming Work, whether the claims of Owner are based in contract, in tort (including negligence and strict liability), or otherwise.

ARTICLE XII
LIMITATION OF LIABILITY

Section 12.1         Limitation of Liability.  For each Decommissioning Project and except as provided in Articles XIV or XV, the aggregate liability of Contractor, its Affiliates, Subcontractors, agents and employees, arising out of the performance or nonperformance of obligations in connection with this Agreement or the performance or nonperformance of Work, under any theory of recovery, whether based in contract, tort (including negligence and strict liability), or otherwise, shall not exceed an amount equal to One Hundred percent (100%) of the Project Price with respect to each Decommissioning Project.

Section 12.2         WAIVER OF SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL AND OTHER DAMAGES.  UNDER NO CIRCUMSTANCES SHALL CONTRACTOR GROUP OR OWNER GROUP BE LIABLE TO EACH OTHER UNDER THIS CONTRACT FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY CLAIM, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS CONTRACT OR THE BREACH THEREOF.

Section 12.3         Supremacy.  The provisions expressed in this Article XII shall prevail over any conflicting or inconsistent provisions contained elsewhere in this Agreement, except to the extent that such conflicting or inconsistent provisions further restrict or reduce Contractor’s liabilities under this Agreement.

ARTICLE XIII
REPRESENTATIONS

Section 13.1         Contractor’s Representations.

(a)           Contractor’s Limited Liability Company Standing.  Contractor represents that it is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Louisiana and that the execution, delivery and performance of this Agreement has been duly authorized by all requisite limited liability company action and will not violate any provision of any governmental rule, regulation or ordinance, its organizational documents or any indenture, agreement or instrument to which it is a party or by which it or its property may be bound or affected.

(b)           No Violation of Law.  Contractor represents that it is not in violation(s) of any Applicable Law which violation(s), individually or in the aggregate, would materially and adversely affect Contractor’s performance of its obligations under this Agreement.

(c)           Licenses.  Contractor represents that it is, or will be as and when required, the holder of all applicable federal, regional, state, local and other governmental consents, licenses, permits and other authorizations to conduct its business and all such consents, licenses, permits and other authorizations required to permit Contractor to operate or conduct its business now and as contemplated by this Agreement.

(d)           Litigation.  Contractor represents that it is not a party to any legal, administrative, arbitral, investigatory or other proceeding or controversy pending, or, to the best of Contractor’s knowledge, threatened, which would materially and adversely affect Contractor’s ability to perform under this Agreement.

(e)           Owner’s Representations.  Contractor represents that as of the Effective Date, it is not aware of any breach by Owner of any of Owner’s representations set forth in Section 13.2.

Section 13.2         Owner’s Representations.

(a)           Owner’s Limited Liability Company Standing.  Owner represents that it is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Louisiana and that the execution, delivery and performance of this Agreement has been duly authorized by all requisite limited liability company action and will not violate any provision of any governmental rule, regulation or ordinance, its organizational documents or any indenture, agreement or instrument to which it is a party or by which it or its property may be bound or affected.

(b)           No Violation of Law.  Owner represents that it is not in violation(s) of any Applicable Law which violation(s), individually or in the aggregate, would materially and adversely affect Owner’s performance of its obligations under this Agreement.

(c)           Licenses.  Owner represents that it is, or will be as and when required, the holder of all applicable federal, regional, state, local and other governmental consents, licenses, permits and other authorizations to conduct its business and all such consents, licenses, permits and other authorizations required to permit Owner to operate or conduct its business now and as contemplated by this Agreement.

(d)           Litigation.  Owner represents that it is not a party to any legal, administrative, arbitral, investigatory or other proceeding or controversy pending, or, to the best of Owner’s knowledge, threatened, which would materially and adversely affect Owner’s ability to perform under this Agreement.

(e)           Facilities.  Owner represents that it owns, operates or leases each of the Facilities, is permitted to engage Contractor for the Work with respect to same, and is permitted to use, and to allow Contractor to use, any of the Facilities for the purpose of having Contractor perform the Work.

ARTICLE XIV
DEFAULT AND TERMINATION

Section 14.1         Events of Default by Contractor.  Each of the following shall constitute a default by Contractor under this Agreement:

(a)           Contractor fails on three (3) or more occasions to perform its material obligations under this Agreement and fails to commence corrective action within ninety (90) Days after Contractor’s receipt of a Notice by Owner identifying the repeated failures on the part of Contractor; or

(b)           Contractor fails to comply with Applicable Law which results in a material adverse effect on any Decommissioning Project, and Contractor fails to remedy such failure within ninety (90) Days after Contractor’s receipt of a Notice by Owner describing the occurrence or existence of such failure or, if such remedy cannot reasonably be completed within such period, Contractor fails to promptly commence and diligently pursue remedial action within such ninety (90) Day period and conclude such action as soon as practicable.

Section 14.2         Owner’s Rights.  Owner may terminate this Agreement as a result of a default by Contractor in accordance with the terms hereof. If Owner elects to terminate this Agreement for a Contractor default pursuant to Section 14.1, Owner shall first provide Notice to Contractor indicating Owner’s intention to terminate this Agreement and the reasons therefore.  If such default is capable of cure, Contractor shall correct the defaulting condition within ninety (90) Days after Contractor’s receipt of such Notice, or if such defaulting condition cannot reasonably be cured within such ninety (90) Day period, Contractor shall commence to cure the default and continue its efforts to cure the default during and after such period until the defaulting condition is cured.  In all cases where the cure period exceeds the ninety (90) Day period specified above, (i) the excess period shall be reasonable in light of the nature of the default, (ii) Contractor shall provide regular reports to Owner regarding its activities, and (iii) Contractor shall demonstrate that progress is being made to cure the default.

If the defaulting condition cannot be cured, or if Contractor fails to cure, or to commence to cure, the defaulting condition as specified in the above paragraph, Owner may terminate this Agreement upon final Notice thereof to Contractor.  Unless otherwise instructed by Owner, Contractor, upon its receipt of such Notice, shall cease and desist any Work.  Owner shall pay Contractor for all Work performed up to the termination date, and Owner may employ any other qualified firm or entity to finish the Work.  In the event Owner employs another qualified firm or entity to complete the Work, Contractor’s only cost payable to Owner will be the additional cost, if any, charged by such firm or entity.

Section 14.3         Events of Default by Owner.  The following shall constitute a default by Owner under this Agreement:

(a)           Owner fails on three (3) or more occasions to pay an undisputed invoice when due or improperly withholds amounts due Contractor, and in each such situation fails to remedy such deficiency within twenty (20) Days after its receipt of Notice from Contractor.

Section 14.4         Contractor’s Rights.  Contractor may terminate this Agreement as a result of a default by Owner in accordance with the terms hereof. If Contractor elects to terminate this Agreement for an Owner default pursuant to Section 14.3, Owner shall pay any amounts due to Contractor for completed Work within thirty (30) Days after Owner’s receipt of Contractor’s invoice.  If Owner fails to make such payment, Contractor may pursue any remedies that may be available to Contractor at law or in equity or as may be otherwise provided for under this Agreement.

Section 14.5         Term.  This Agreement shall be effective on the Effective Date and shall continue in full force and effect until completion of the Work on the Facilities or until terminated in accordance with the provisions contained herein.

Section 14.6         Operatorship of Facilities.  Owner operates each of the Facilities identified on Exhibit A except for Facilities located at March 1, 2008 on High Island Block A309 and Eugene Island Block 100 (the “Non-Operated Facilities”).  Except with respect to the Non-Operated Facilities, in no event will Contractor perform or be required to perform any Work on any Facilities listed on Exhibit A if Owner (or any successor in interest to Owner by way of merger or consolidation in which Contractor or any of its Affiliates owns, directly or indirectly, an equity interest of at least five percent (5%) of the total voting power of such successor) no longer operates such Facilities at the time the Work is to begin.  Contractor will continue to remain obligated to perform Work on the Non-Operated Facilities in accordance with the terms of this Agreement regardless of the transfer of operating responsibilities to any other persons.

ARTICLE XV
INDEMNITY

Section 15.1         CONTRACTOR GROUP PROPERTY.  CONTRACTOR SHALL BE LIABLE IN ANY CASE OF LOSS OR DAMAGE TO CONTRACTOR GROUP’S EQUIPMENT, MACHINERY, TOOLS AND ALL OTHER PROPERTY ITEMS BELONGING TO ANY MEMBER OF CONTRACTOR GROUP, WHETHER OWNED, CHARTERED, BORROWED OR RENTED BY CONTRACTOR GROUP, ARISING OUT OF OR RELATING TO CONTRACTOR’S PERFORMANCE UNDER THIS AGREEMENT AND REGARDLESS OF WHETHER CAUSED OR BROUGHT ABOUT BY CONTRACTOR GROUP’S OR OWNER GROUP’S NEGLIGENCE (INCLUDING SOLE, JOINT, CONCURRENT, ACTIVE OR PASSIVE NEGLIGENCE, BUT NOT INCLUDING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF OWNER GROUP) OR ANY OTHER THEORY OF LEGAL LIABILITY, INCLUDING WITHOUT LIMITATION, STRICT LIABILITY, THE UNSEAWORTHINESS OF ANY VESSEL, OR THE UNAIRWORTHINESS OF ANY AIRCRAFT, AND CONTRACTOR SHALL RELEASE, DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS OWNER GROUP FROM AND AGAINST ANY LOSS, COST, CLAIM, DEMAND, OBLIGATION TO INDEMNIFY ANOTHER, SUIT, JUDGMENT, AWARD OR DAMAGE (INCLUDING REASONABLE ATTORNEY’S FEES AND EXPENSES) ON ACCOUNT OF SUCH LOSS OR DAMAGE.

Section 15.2         CONTRACTOR GROUP PERSONNEL.  CONTRACTOR SHALL BE LIABLE IN ANY CASE OF ILLNESS, INJURY OR DEATH SUFFERED BY CONTRACTOR GROUP’S EMPLOYEES ARISING OUT OF OR RELATING TO CONTRACTOR’S PERFORMANCE UNDER THIS AGREEMENT AND REGARDLESS OF WHETHER CAUSED OR BROUGHT ABOUT BY CONTRACTOR GROUP’S OR OWNER GROUP’S NEGLIGENCE (INCLUDING SOLE, JOINT, CONCURRENT, ACTIVE OR PASSIVE NEGLIGENCE, BUT NOT INCLUDING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF OWNER GROUP) OR ANY OTHER THEORY OF LEGAL LIABILITY, INCLUDING WITHOUT LIMITATION, STRICT LIABILITY, THE UNSEAWORTHINESS OF ANY VESSEL, OR THE UNAIRWORTHINESS OF ANY AIRCRAFT, AND CONTRACTOR SHALL RELEASE, DEFEND, PROTECT, INDEMNIFY AND HOLD

HARMLESS OWNER GROUP FROM AND AGAINST ANY LOSS, COST, CLAIM, DEMAND, OBLIGATION TO INDEMNIFY ANOTHER, SUIT, JUDGMENT, AWARD OR DAMAGE (INCLUDING REASONABLE ATTORNEY’S FEES AND EXPENSES) ON ACCOUNT OF ANY SUCH ILLNESS, INJURY, OR DEATH.

Section 15.3         OWNER GROUP PROPERTY.  EXCEPT AS PROVIDED IN SECTION 8.2, OWNER SHALL BE LIABLE IN ANY CASE OF LOSS OR DAMAGE TO OWNER GROUP’S EQUIPMENT, MACHINERY, TOOLS AND ALL OTHER PROPERTY ITEMS BELONGING TO ANY MEMBER OF OWNER GROUP, WHETHER OWNED, CHARTERED, BORROWED OR RENTED BY OWNER, REGARDLESS OF WHETHER CAUSED OR BROUGHT ABOUT BY OWNER GROUP’S OR CONTRACTOR GROUP’S NEGLIGENCE (INCLUDING SOLE, JOINT, CONCURRENT, ACTIVE OR PASSIVE NEGLIGENCE, BUT NOT INCLUDING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF CONTRACTOR GROUP) OR ANY OTHER THEORY OF LEGAL LIABILITY, INCLUDING WITHOUT LIMITATION, STRICT LIABILITY, THE UNSEAWORTHINESS OF ANY VESSEL, OR THE UNAIRWORTHINESS OF ANY AIRCRAFT, AND OWNER SHALL RELEASE, DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS CONTRACTOR GROUP FROM AND AGAINST ANY LOSS, COST, CLAIM, DEMAND, OBLIGATION TO INDEMNIFY ANOTHER, SUIT, JUDGMENT, AWARD OR DAMAGE (INCLUDING REASONABLE ATTORNEY’S FEES AND EXPENSES) ON ACCOUNT OF SUCH LOSS OR DAMAGE.

Section 15.4         OWNER GROUP PERSONNEL.  OWNER SHALL BE LIABLE IN ANY CASE OF ILLNESS, INJURY OR DEATH SUFFERED BY OWNER GROUP’S EMPLOYEES REGARDLESS OF WHETHER CAUSED OR BROUGHT ABOUT BY OWNER GROUP’S OR CONTRACTOR GROUP’S NEGLIGENCE (INCLUDING SOLE, JOINT, CONCURRENT, ACTIVE OR PASSIVE NEGLIGENCE, BUT NOT INCLUDING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF CONTRACTOR GROUP) OR ANY OTHER THEORY OF LEGAL LIABILITY, INCLUDING WITHOUT LIMITATION, STRICT LIABILITY, THE UNSEAWORTHINESS OF ANY VESSEL, OR THE UNAIRWORTHINESS OF ANY AIRCRAFT, AND OWNER SHALL RELEASE, DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS CONTRACTOR GROUP FROM AND AGAINST ANY LOSS, COST, CLAIM, OBLIGATION TO INDEMNIFY ANOTHER, SUIT, JUDGMENT, AWARD OR DAMAGE (INCLUDING REASONABLE ATTORNEY’S FEES AND EXPENSES) ON ACCOUNT OF ANY SUCH ILLNESS, INJURY OR DEATH.

Section 15.5         Compliance with Statutory Requirements.  To the extent Chapter 127, Texas Civil Practice and Remedies Code applies in any instance, the Parties agree to support the mutual indemnification by liability insurance coverage furnished by the parties in equal amounts, and such indemnity obligations will be limited to the amount of equal insurance maintained by the parties.

Section 15.6         Enforceability of Indemnity Obligations.  ALL INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT SHALL BE ENFORCEABLE NOTWITHSTANDING THE ACTUAL OR ALLEGED NEGLIGENCE (WHETHER ACTIVE OR PASSIVE, SOLE OR CONCURRENT, OR SIMPLE, BUT EXCLUDING GROSS), STRICT OR STATUTORY LIABILITY OF THE INDEMNIFIED PARTY.

ARTICLE XVI
DISPUTE RESOLUTION

Section 16.1         Meeting of Project Managers.  The Parties will attempt in good faith to resolve any dispute, controversy or claim (herein referred to as a “Dispute”) arising out of or relating to this Agreement promptly by negotiations by management of the Parties.  If a Dispute should arise, Owner’s Project Manager and Contractor’s Project Manager, or their respective successors in such positions (herein referred to as “Project Managers”), will meet at least once and will attempt to resolve the Dispute.  Either Project Manager may request the other to meet within seven (7) Days at a mutually agreed time and place.  A written decision on the part of the Project Managers to settle the Dispute shall be binding on both Parties.

Section 16.2         Referral to Senior Executives.  If a Dispute has not been resolved within fifteen (15) Days of the Project Manager’s first meeting referenced in Section 16.1, the Project Managers shall refer the Dispute to senior executives of the Parties, who shall have authority to settle the Dispute (herein referred to as “Senior Executives”).  Thereupon, the Project Managers shall promptly prepare and exchange memoranda stating the issues in the Dispute and their positions, summarizing the negotiations which have taken place and attaching relevant documents.  The Senior Executives will meet for negotiations within fifteen (15) Days after the end of the fifteen (15) Day period referred to above, at a mutually agreed time and place.  A written decision on the part of the Senior Executives to settle the Dispute shall be binding on both Parties.

Section 16.3         Arbitration.  If the Dispute has not been resolved pursuant to the aforesaid procedure within forty-five (45) Days after commencement of such procedure, then, upon Notice from either Party to the other, said Dispute shall be finally resolved by binding arbitration in accordance with the Rules of the American Arbitration Association.  The arbitration proceeding shall take place in New Orleans, Louisiana, and shall be conducted in the English language.  Unless otherwise mutually agreed upon, in any such arbitration there shall be appointed three arbitrators (one appointed by each Party and the third appointed by the two arbitrators so appointed).  The Dispute shall be submitted to the arbitrators in such manner as they shall deem appropriate and the decisions of the majority of the arbitrators rendered in writing shall be final and conclusive and binding on the Parties.  Each Party shall pay its own expenses in connection with the arbitration, and the Parties shall share equally the compensation and expenses of the arbitrators.  The Parties hereby waive all jurisdictional defenses in connection with any arbitration hereunder or the enforcement of an order or award rendered pursuant thereto (assuming that the terms and conditions of this arbitration clause have been complied with) and defenses based on the general invalidity of the underlying agreement or this arbitration clause.

Section 16.4         Deadlines; Injunctions; Good Faith of Parties.  All deadlines specified in Sections 16.1 to 16.3, inclusive, may be extended by mutual written agreement of the Parties.  The procedures specified in this Article XVI shall be the sole and exclusive procedures for the resolution of Disputes between the Parties arising out of or relating to this Agreement; provided, however, that a Party may seek a preliminary injunction or other preliminary judicial relief if in its judgment such action is necessary to avoid irreparable damage.  Despite such action, the Parties will continue to participate in good faith in the procedures specified in this Article XVI.

The good faith cooperation by a Party in observing the foregoing amicable settlement procedures, including the observance of deadlines in each phase, shall be a condition precedent to such Party’s rights to initiate arbitration proceedings.  Communications or documents exchanged by the Parties pursuant to the foregoing settlement procedures in their attempts to amicably resolve Disputes are agreed by Contractor and Owner to be protected settlement communications or documents and shall therefore not be admissible into evidence in litigation.

Section 16.5         Continued Performance.  In the case of any Dispute, Contractor shall continue to perform the Work that is not the subject of a Dispute pending final determination of the Dispute, and Owner shall continue to make payments to Contractor for those portions of the Work that are not subject of Dispute, in accordance with the terms hereof.

ARTICLE XVII
SUSPENSION

Section 17.1         Owner’s Rights.  Owner shall have the right to suspend the Work for reasonable and proper causes upon fifteen (15) Days’ prior Notice to Contractor.  Upon receipt of such Notice, Contractor shall, unless the Notice directs otherwise, suspend performance of the Work in an orderly and organized manner commencing on the date and to the extent specified in such Notice.  At any time after the effective date of the suspension, Owner may request Contractor to resume performance of the Work.  Contractor will make every reasonable effort to comply promptly with such request for resumption, but reserves the right to base the establishment of a date for resumption of performance of the Work upon appropriate considerations, including, but not limited to, Contractor’s workload and the availability of labor and materials, and the establishment of a mutually agreed amendment hereto providing for an equitable adjustment in the applicable Project Price and other provisions of this Agreement as necessary to account for such suspension.

Section 17.2         Contractor’s Rights.  The Work may be suspended by Contractor upon fifteen (15) Days’ prior Notice to Owner if (i) Contractor is delayed due to acts or omissions of Owner or its representatives and an amendment equitably adjusting the terms and conditions of this Agreement has not been executed by the Parties or (ii) there is an event of default by Owner which has not been cured after Contractor has provided Owner with not less than thirty (30) Days’ Notice and opportunity to cure; provided, however, that if Owner fails to make any payments required to be made to Contractor hereunder in a timely manner, Contractor shall have the right to immediately suspend performance of Work until the Owner comply with his payments obligations.

Section 17.3         Effect of Suspension.  In the event of a suspension of the Work, the following provisions shall apply:

(a)           Owner shall pay Contractor, within ten (10) Days after Owner’s receipt of Contractor’s invoice, (i) a fair and reasonable amount for all completed Work (less all prior payments made to Contractor by Owner), plus (ii) any expense reasonably incurred by Contractor arising from suspension of Contractor’s agreements with its Subcontractors;

(b)           To the extent necessary and permitted by Applicable law, Contractor’s time for performance and completion of the Work shall be extended by the period of time as Contractor reasonably deems necessary to overcome the effect of the suspension; and

(c)           Commencing on the date of suspension, and without duplicating the amounts described in Section 17.3(a)(ii) above, Owner shall pay Contractor a monthly suspension amount which will be based upon Contractor’s aggregate costs relating to the suspension.  Owner shall make payment to Contractor within thirty (30) Days after Owner’s receipt of Contractor’s invoice therefore.

Section 17.4         Extended Period of Suspension.  If the aggregate number Days of suspension pursuant to this Article XVII plus the number of Days of Force Majeure delay pursuant to Article VII (except for Force Majeure Events related to hurricanes, lightning and storms) exceed one hundred eighty (180) Days, any of the Parties may, at its option, terminate this Agreement with no further obligation on the part of either Party except for payment of amounts due hereunder and except as otherwise provided herein.

ARTICLE XVIII
HAZARDOUS MATERIALS

Section 18.1         Contractor’s User of Hazardous Materials & Explosives.  Contractor shall handle all Hazardous Materials and explosives used by Contractor and its Subcontractors in the performance of the Work in a manner that is appropriate in light of the risks involved and in a manner consistent with Applicable Law.  If required by Applicable Law, Contractor shall provide Notice of the presence on or near any of the Facilities of Hazardous Materials which are brought there by Contractor or its Subcontractors in connection with the Work to the applicable Governmental Authorities and will provide a copy of such Notice to Owner’s Project Manager.

Section 18.2         Removal of Hazardous Materials.  Contractor shall, subject to the provisions of Section 18.4, be responsible for the proper collection, removal and disposal of any Hazardous Materials furnished, used, applied or stored on or near any Facilities by Contractor or Subcontractors.  All costs associated with the handling, transporting and disposing of Hazardous Materials introduced on or near any Facilities by Contractor or its Subcontractors are included in each Project Price.

Section 18.3         Reserved.

Section 18.4         OWNER’S INDEMNIFICATION OBLIGATIONS.  OWNER SHALL INDEMNIFY, DEFEND AND HOLD CONTRACTOR GROUP HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, SUITS, LOSSES, COST, LIABILITIES, FINES, OR DAMAGES (INCLUDING WITHOUT LIMITATION ANY AND ALL COSTS OF INVESTIGATION, COSTS ASSOCIATED WITH REMEDIATION, RESPONSES, REMOVAL OR CORRECTIVE ACTIONS, REASONABLE ATTORNEYS’ FEES AND LIABILITY OR COSTS INCURRED OR ASSESSED AGAINST CONTRACTOR PURSUANT TO APPLICABLE LAW) WHICH CONTRACTOR GROUP MAY BE SUBJECT TO, OR INCUR, AS A RESULT OF ANY COMPLAINT OR ALLEGATION MADE OR ASSERTED BY ANY PARTY, INCLUDING GOVERNMENTAL AUTHORITIES, BASED

ON OR RELATED TO COMPLAINTS OR ALLEGATIONS, WHETHER OR NOT SUPPORTED BY FACT, THAT SOILS, LEACHATE, EFFLUENT, OR OTHER RESIDUE LOCATED ON, EMANATING FROM, OR ARISING FROM THE SOILS, SUBSURFACE, STRUCTURES, EQUIPMENT OR PHYSICAL CONDITIONS AT THE LOCATION OF ANY FACILITIES CONTAIN TOXIC SUBSTANCES OR HAZARDOUS OR INDUSTRIAL WASTE OR HAZARDOUS MATERIALS, INCLUDING WITHOUT LIMITATION ANY SUCH COMPLAINT OR ALLEGATION WITH RESPECT TO THE PRESENCE OF A HAZARDOUS MATERIAL AT THE LOCATION OF ANY FACILITIES, OR ANY RELEASE OR THE PERCOLATION OR MIGRATION FROM ADJACENT PROPERTIES, OF A HAZARDOUS MATERIAL THAT OCCURRED AT THE LOCATION OF ANY FACILITIES WHICH IS A VIOLATION OF APPLICABLE LAW BINDING UPON OWNER OR ITS AFFILIATES, CONTRACTORS, AGENTS OR EMPLOYEES, OR OFF-SITE TREATMENT, STORAGE, OR DISPOSAL, OR CLEANUP OR REMEDIATION ASSOCIATED WITH SUCH HAZARDOUS MATERIALS.

ARTICLE XIX
POLLUTION

With respect to pollution control and removal, the distribution of risks shall be as follows:

Section 19.1         Duties of Contractor.  Contractor shall exercise all reasonable diligence to conduct its operations in a manner that will prevent pollution or contamination and Contractor shall endeavor to comply with all Applicable Laws, ordinances, permits, rules, regulations and lease or contract provisions regarding pollution.  Contractor shall not permit trash, waste oil, bilge water, or other pollutants to be discharged or to escape from Contractor’s equipment into the waterways or seas in violation of Applicable Law.  Contractor will take all reasonable measures to instruct its personnel in such matters and to prevent such pollution or contamination and will clean up any pollution caused by it in the course of operations under this Agreement.  The intent of this Article XIX is not to limit or conflict with the responsibilities of Contractor or the Owner as further defined within this Agreement.

Section 19.2         CONTRACTOR’S RESPONSIBILITIES.  CONTRACTOR SHALL ASSUME ALL RESPONSIBILITY FOR, AND RELEASE, DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS OWNER GROUP FROM AND AGAINST ANY LOSS, COST, SUIT, DEMAND, JUDGMENT, AWARD, OBLIGATION TO INDEMNIFY ANOTHER, OR DAMAGE ARISING OUT OF OR RELATING TO POLLUTION OR CONTAMINATION, INCLUDING THE COST OF CONTROL AND REMOVAL OF POLLUTION AND CONTAMINATION, WHICH:

(a)           ORIGINATES ON OR ABOVE THE SURFACE OF THE LAND OR WATER FROM SPILLS OR LEAKS OF FUEL, LUBRICANTS, MOTOR OIL, PAINTS, SOLVENTS, BALLASTS, BILGE, GARBAGE, SEWERAGE, SCRAP STEEL AND OTHER MATERIALS EMANATING FROM CONTRACTOR’S OR ITS SUBCONTRACTORS’ VESSELS OR EQUIPMENT, REGARDLESS OF WHETHER CAUSED BY OWNER’S NEGLIGENCE OR OTHER FAULT; OR

(b)           RESULTS FROM LEAKAGE OR OTHER UNCONTROLLED FLOW OF OIL, GAS, WATER, OR ANY COMBINATION THEREOF, FROM PIPELINES, INCLUDING LINES ON OR IN SUBMERGED LANDS, WHICH ARE RUPTURED OR DAMAGED BY CONTRACTOR GROUP’S RIGS, BARGES, VESSELS, ANCHORS OR OTHER EQUIPMENT; PROVIDED THAT CONTRACTOR GROUP HAS BEEN GIVEN FULL ACCESS TO ANY AND ALL INFORMATION FROM OWNER REGARDING THE CONDITION OF THE BOTTOM OF THE OCEAN FLOOR, INCLUDING INFORMATION REGARDING THE LOCATION OF PIPELINES OR OTHER EQUIPMENT LOCATED THEREON.

Section 19.3         OWNER’S RESPONSIBILITIES.  OWNER SHALL ASSUME ALL RESPONSIBILITY FOR, AND RELEASE, DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS CONTRACTOR GROUP FROM AND AGAINST ANY LOSS, COST, SUIT, DEMAND, JUDGMENT, AWARD, OBLIGATION TO INDEMNIFY ANOTHER, OR DAMAGE ARISING OUT OF OR RELATING TO POLLUTION OR CONTAMINATION, INCLUDING THE COST OF CONTROL AND REMOVAL OF POLLUTION AND CONTAMINATION, WHICH:

(a)           ORIGINATES ON OR ABOVE THE SURFACE OF THE LAND OR WATER FROM SPILLS OR LEAKS OF FUEL, LUBRICANTS, MOTOR OIL, PIPE DOPE, PAINTS, SOLVENTS, BALLASTS, BILGE, GARBAGE, SEWERAGE, SCRAP STEEL AND OTHER MATERIALS EMANATING FROM OWNER’S OR OWNER’S OTHER CONTRACTORS’ VESSELS OR EQUIPMENT, REGARDLESS OF WHETHER CAUSED BY CONTRACTOR’S NEGLIGENCE OR OTHER FAULT; OR

(b)           RESULTS FROM FIRE, BLOWOUT, CRATERING, SEEPAGE, OR ANY OTHER UNCONTROLLED FLOW, FROM THE SURFACE OR THE SUBSURFACE OF OIL, GAS, WATER, OR ANY COMBINATION THEREOF, FROM WELLS LOCATED IN OR CONNECTED WITH THE FACILITIES INCLUDED IN THE WORK DURING THE CONDUCT OF OPERATIONS HEREUNDER AND REGARDLESS OF WHETHER CAUSED BY OWNER’S OR CONTRACTOR’S NEGLIGENCE OR OTHER FAULT; OR

(c)           RESULTS FROM LEAKAGE OR OTHER UNCONTROLLED FLOW OF OIL, GAS, WATER, OR ANY COMBINATION THEREOF, FROM PIPELINES, OR THIRD PARTY VESSELS, INCLUDING LINES ON OR IN SUBMERGED LANDS, WHICH ARE RUPTURED OR DAMAGED BY OWNER’S OR OWNER’S OTHER CONTRACTORS’ RIG, BARGE, VESSELS, ANCHORS OR OTHER EQUIPMENT.

ARTICLE XX
MISCELLANEOUS PROVISIONS

Section 20.1         Entire Agreement.  This Agreement contains the entire understanding between the Parties as to the subject matter of this Agreement, and merges and supersedes all prior agreements, commitments, representations, writings and discussions between them.  Neither Party will be bound by prior obligations, conditions, warranties, guarantees or representations with respect to the subject matter of this Agreement.  This Agreement may not be changed, modified or amended in any way, except by a written instrument executed by authorized representatives of both Parties.

Section 20.2         Joint Effort.  Preparation of this Agreement has been a joint effort of the Parties and the resulting document shall not be construed more severely against one of the Parties than against the other.  Each Party represents that it has obtained the professional advice (including legal, tax and accounting advice on Applicable Law) as it has deemed appropriate or convenient.

Section 20.3         Notice.  All Notices pertaining to this Agreement shall be signed by a duly authorized representative of the Party giving such Notice, shall reference this Agreement, shall be sent by registered or certified mail, recognized express courier or facsimile (followed by registered mail) to the other Party at the address designated below, and shall be effective upon delivery:

(a)           if delivered to Owner:

Dynamic Offshore Resources, LLC

1301 McKinney, Suite 900

Houston, Texas 77010

Attention:          Mr. G. Matt McCarroll

Phone No.:        (713) 728-7850

Fax No.:            (713) 728-7860

(b)           if delivered to Contractor:

Superior Energy Services, L.L.C.

Suite 2400

601 Poydras Street

New Orleans, Louisiana 70130

Attention:          Pat Bernard

Phone No.:        (504) 587-7374

Fax No.:            (504) 365-9665

Either Party may change its address for notices by sending a Notice to the other Party at its address for notices indicating the new address, which change of address shall become effective five (5) Business Days after delivery of such Notice.

Section 20.4         Severability.  The invalidity or unenforceability, in whole or in part, of one or more phrases, sentences, clauses, sections or articles contained in this Agreement shall not affect the validity of any other provision or portions of this Agreement so long as the material purposes of this Agreement can be determined and effectuated.   Any invalid or unenforceable portion or provision shall be deemed severed from this Agreement and the balance of this Agreement shall be construed and enforced as if this Agreement did not contain such invalid or unenforceable portion or provision.

Section 20.5         Assignment.  This Agreement may not be assigned by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld.  Any assignment without such prior written consent will be null and void and shall have no effect between the Parties.  Notwithstanding the foregoing, Contractor may assign this Agreement, in whole or in part, to any of its Affiliates; provided however, any such assignment will not release Contractor from its obligations under this Agreement.

Section 20.6         No Waiver.  No waiver of any of the terms and conditions of this Agreement shall be effective unless in writing and signed by the Party against whom such waiver is sought to be enforced.  Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.  The failure of a Party to insist, in any instance, on the strict performance of any of the terms and conditions hereof shall not be construed as a waiver of such Party’s right in the future to insist on such strict performance.

Section 20.7         Choice of Law.  This Agreement shall be governed by, construed, and enforced in accordance with the Maritime Laws of the United States and, where such law is not applicable, the substantive laws of the State of Louisiana without application of its choice-of-law rules.

Section 20.8         Successors and Assigns.  This Agreement shall be binding upon the Parties, their successors and permitted assigns.

Section 20.9         Attachments.  All appendices, exhibits, schedules and other attachments referenced in this Agreement shall be incorporated into this Agreement by such reference and shall be deemed to be an integral part of this Agreement.

Section 20.10       Rules of Interpretation.  In the interpretation of this Agreement, unless the context specifically otherwise requires, the following rules shall apply:

(a)           words importing persons shall include juridical entities and vice versa;

(b)           words importing the singular shall include the plural and vice versa;

(c)           the headings to the articles or sections are for convenience only and do not affect the interpretation of this Agreement; and

(d)           all references to documents or other instruments include all amendments and replacements thereof and supplements thereto, to the extent such amendments, replacements and supplements have been incorporated into this Agreement.

Section 20.11       Communications.  Unless otherwise specified, wherever provision is made for the giving or issue of any notification, instruction, consent, approval, certificate or determination by any person, such communication shall be made in the form of a Notice.  The word “notify” and “notification” shall be construed accordingly.

Section 20.12       Order of Precedence.  In the event of any conflict or inconsistency among this Agreement and any exhibits, for the purpose of resolving such conflict or inconsistency, the provisions of the body of this Agreement (Articles I through XX) shall govern.

Section 20.13       Survival.  The provisions of this Agreement covering indemnities, limitations of liabilities, obligations incurred upon termination, hazardous materials, warranties and all other provisions providing for limitation of or protection against liability of Contractor or its Subcontractors, along with all other provisions that are intended to survive by their sense and context, shall apply notwithstanding any other provision of this Agreement and shall survive the termination, cancellation, or expiration of this Agreement.

Section 20.14       Third Parties.  This Agreement shall not be construed to confer any benefit on any third party not a Party to this Agreement nor shall it provide any rights to such third party to enforce its provisions.

Section 20.15       Cooperation.  Each of the Parties agrees to cooperate with the other Party in the performance of the Work anticipated by this Agreement.  Each Party agrees to work with the other Party in good faith to effect the spirit and intent of the provisions contained herein.

ARTICLE XXI
ANTI-BRIBERY

Section 21.1         Improper Payments.  Contractor shall not pay any fee, commission, rebate, or other value to or for the benefit of any governmental official having jurisdiction over the Work or a Facility, if such payment would be inconsistent with or penalized by Applicable Laws.

Section 21.2         Anti-Bribery and Anti-Money Laundering.  Contractor shall comply with all Applicable Laws, rules, regulations, decrees, and/or official governmental orders of the United States relating to anti-bribery and anti-money laundering.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SUPERIOR ENERGY SERVICES, L.L.C.

By:	/s/ Terence E.Hall
Name:	Terence E.Hall
Title:	President

SPN RESOURCES, LLC

By:	/s/ Greg Miller
Name:	Greg Miller
Title:	President

[Signature Page to Amended and Restated Turnkey Platform Decommissioning and Well Plugging and Abandonment Contract]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

EXHIBIT A

FACILITIES AND FIXED PROJECT PRICE

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

SPN Resources, LLC	Turnkey
3/3/2011	Exhibit “A”

Field	Platform	Asset Type	Well/Structure Type	Well/ID	Operator	Comments	Current Gross P&A, $
EC 257	EC 257 A	Pipeline	4" X 6468' G/C	15120	SPN Resources		[***]
EC 257	EC 257 A	Platform	Caisson	1062-1	SPN Resources		[***]
EC 257	EC 257 A	Well	S	#01	SPN Resources		[***]
EC 330	EC 330 A	Well	D	A-02	SPN Resources		[***]
EC 330	EC 330 A	Well	S	A-03	SPN Resources		[***]
EC 330	EC 330 A	Well	S	A-05	SPN Resources		[***]
EC 330	EC 330 B	Well	S	B-01	SPN Resources		[***]
EC 330	EC 330 B	Well	S	B-10	SPN Resources		[***]
EC 330	EC 330 B	Well	S	B-12	SPN Resources		[***]
EI 100	EI 100 #13	Pipeline	4" X 1300' SPLY	4345	Arena Energy, LLC		[***]
EI 100	EI 100 #13	Pipeline	4" X 1300' BLKO	4346	Arena Energy, LLC		[***]
EI 100	EI 100 #13	Platform	4 pile	20854-1	Arena Energy, LLC		[***]
EI 100	EI 100 #13	Well	S	#13	Arena Energy, LLC		[***]
EI 100	EI 100 #18	Pipeline	3" X ???? BLKG	3022	Arena Energy, LLC		[***]
EI 100	EI 100 #18	Pipeline	4" X 2782' BLKG	6584	Arena Energy, LLC		[***]
EI 100	EI 100 #18	Platform	4 pile	20850-1	Arena Energy, LLC		[***]
EI 100	EI 100 #18	Well	D	#30	Arena Energy, LLC		[***]
EI 100	EI 100 #18	Well	S	#31	Arena Energy, LLC		[***]
EI 100	EI 100 #19 (JC)	Pipeline	3" X 2800' LIFT	4353	Arena Energy, LLC		[***]
EI 100	EI 100 #19 (JC)	Pipeline	3" X 1100' LIFT	4355	Arena Energy, LLC		[***]
EI 100	EI 100 #19 (JC)	Pipeline	3" X 3000' LIFT	4356	Arena Energy, LLC		[***]
EI 100	EI 100 #19 (JC)	Pipeline	3" X 3360 BLKO	9934	Arena Energy, LLC		[***]
EI 100	EI 100 #19 (JC)	Platform	4 pile	20849-1	Arena Energy, LLC		[***]
EI 100	EI 100 #19 (JC)	Well	S	#20	Arena Energy, LLC		[***]
EI 100	EI 100 #24 (JB)	Pipeline	3" X 4800' BLKO	3257	Arena Energy, LLC		[***]
EI 100	EI 100 #24 (JB)	Pipeline	4" X 4800' BLKO	3258	Arena Energy, LLC		[***]
EI 100	EI 100 #24 (JB)	Pipeline	2" X 2485' LIFT	8702	Arena Energy, LLC		[***]
EI 100	EI 100 #24 (JB)	Platform	4 pile	20848-1	Arena Energy, LLC		[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

EI 100	EI 100 #24 (JB)	Well	S	#27	Arena Energy, LLC	[***]
EI 100	EI 100 #24 (JB)	Well	D	#33	Arena Energy, LLC	[***]
EI 100	EI 100 #24 (JB)	Well	S	#41	Arena Energy, LLC	[***]
EI 100	EI 100 #28	Pipeline	4" X 9928' BLKO	9967	Arena Energy, LLC	[***]
EI 100	EI 100 A-TK	Platform	8 pile	20870-1	Arena Energy, LLC	[***]
EI 100	EI 100 B-PRD	Pipeline	6" X ????' GAS	3021	Arena Energy, LLC	[***]
EI 100	EI 100 B-PRD	Pipeline	6" X 300' FLG	5722	Arena Energy, LLC	[***]
EI 100	EI 100 B-PRD	Pipeline	4" X 300' FLG	5723	Arena Energy, LLC	[***]
EI 100	EI 100 B-PRD	Platform	4 pile	20870-2	Arena Energy, LLC	[***]
EI 100	EI 100 C-CMP	Platform	6 pile	20870-3	Arena Energy, LLC	[***]
EI 100	EI 100 D-QTR	Platform	4 pile	20870-4	Arena Energy, LLC	[***]
GA 241/255	GA 241 B	Pipeline	4" X 6917' BLKO	9679	SPN Resources	[***]
GA 241/255	GA 241 B	Platform	Caisson	10571-1	SPN Resources	[***]
GA 241/255	GA 241 B	Well	S	B-01	SPN Resources	[***]
GA 241/255	GA 241 B	Well	S	B-02	SPN Resources	[***]
GA 241/255	GA 241 B	Well	S	B-03	SPN Resources	[***]
GA 241/255	GA 241 B	Well	S	B-04	SPN Resources	[***]
GA 241/255	GA 255 A	Pipeline	4" X 14224' OIL	11479	SPN Resources	[***]
GA 241/255	GA 255 A	Platform	8 pile	10050-1	SPN Resources	[***]
GA 241/255	GA 255 A	Well	S	A-01	SPN Resources	[***]
GA 241/255	GA 255 A	Well	S	A-02	SPN Resources	[***]
GA 241/255	GA 255 A	Well	S	A-03	SPN Resources	[***]
GA 241/255	GA 255 A	Well	S	A-05	SPN Resources	[***]
GA 241/255	GA 255 A	Well	S	A-06	SPN Resources	[***]
GA 241/255	GA 255 A	Well	S	A-07	SPN Resources	[***]
GA 241/255	GA 255 A	Well	S	A-08	SPN Resources	[***]
GA 241/255	GA 255 A	Well	S	A-09	SPN Resources	[***]
HI A-309	HI A-309 A	Platform	8 pile	10063-1	SPN Resources	[***]
HI A-309	HI A-309 SS	Pipeline	3" X 7949' BLKG	10274	SPN Resources	[***]
HI A-309	HI A-309 SS	Pipeline	3" X 7949' BLKG	10275	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

HI A-309	HI A-309 SS	Well	D	#07	SPN Resources		[***]
MO 861	MO 861 A-9	Platform	6 pile	23476-1	SPN Resources	Negotiating transfer to Chevron	[***]
MO 861	MO 861 AB	Platform	4 pile	23864-1	SPN Resources		[***]
MO 864	MO 864 B	Platform	8 pile	24190-3	SPN Resources	Negotiating transfer to Chevron	[***]
MO 864	MO 864 BQ	Platform	4 pile	24190-2	SPN Resources	Negotiating transfer to Chevron	[***]
PE 881	PE 881 #1	Pipeline	6" X 21751' BLKG	12026	SPN Resources		[***]
PE 881	PE 881 #1	Pipeline	8" X 22588' BLKG	12027	SPN Resources		[***]
PE 881	PE 881 #1	Platform	Caisson	299-1	SPN Resources		[***]
PE 881	PE 881 #1	Well	S	#01	SPN Resources		[***]
SP 60	SP 6	Pipeline	6" to Venice	????	SPN Resources		[***]
SP 60	SP 6	Platform	Caisson	????	SPN Resources		[***]
SP 60	SP 60 A	Pipeline	8" X ????' OIL	36	SPN Resources		[***]
SP 60	SP 60 A	Pipeline	10" X 35131' GAS	3655	SPN Resources		[***]
SP 60	SP 60 A	Pipeline	10" X 24375' OIL	10268	SPN Resources		[***]
SP 60	SP 60 A	Platform	8 pile	20285-1	SPN Resources		[***]
SP 60	SP 60 A	Well	S	A-03	SPN Resources		[***]
SP 60	SP 60 A	Well	D	A-04	SPN Resources		[***]
SP 60	SP 60 A	Well	S	A-05	SPN Resources		[***]
SP 60	SP 60 A	Well	D	A-06	SPN Resources		[***]
SP 60	SP 60 A	Well	S	A-07	SPN Resources		[***]
SP 60	SP 60 A	Well	S	A-09	SPN Resources		[***]
SP 60	SP 60 A	Well	S	A-10	SPN Resources		[***]
SP 60	SP 60 A	Well	S	A-12	SPN Resources		[***]
SP 60	SP 60 A	Well	S	A-13	SPN Resources		[***]
SP 60	SP 60 A	Well	S	A-17	SPN Resources		[***]
SP 60	SP 60 A	Well	D	A-18	SPN Resources		[***]
SP 60	SP 60 A	Well	S	A-19	SPN Resources		[***]
SP 60	SP 60 A	Well	S	A-21	SPN Resources		[***]
SP 60	SP 60 A	Well	S	A-23	SPN Resources		[***]
SP 60	SP 60 A	Well	S	A-25	SPN Resources		[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

SP 60	SP 60 A	Well	S	A-28	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-29	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-31	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-32	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-33	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-34	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-35	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-36	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-37	SPN Resources	[***]
SP 60	SP 60 B	Pipeline	6" X ????' GAS	37	SPN Resources	[***]
SP 60	SP 60 B	Pipeline	6" X 7000' OIL	38	SPN Resources	[***]
SP 60	SP 60 B	Pipeline	12" X 7000' GAS	45	SPN Resources	[***]
SP 60	SP 60 B	Pipeline	12" X 7000' GAS	46	SPN Resources	[***]
SP 60	SP 60 B	Pipeline	4" X 4954' COND	6527	SPN Resources	[***]
SP 60	SP 60 B	Pipeline	12" X 4862' GAS	6528	SPN Resources	[***]
SP 60	SP 60 B	Pipeline	6" X 300' FLG	9704	SPN Resources	[***]
SP 60	SP 60 B	Pipeline	18" X 70224' GAS	11449	SPN Resources	[***]
SP 60	SP 60 B	Pipeline	3" X 5530' CBLC	12325	SPN Resources	[***]
SP 60	SP 60 B	Platform	8 pile	20319-1	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-01	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-02	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-03	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-06	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-07	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-08	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-12	SPN Resources	[***]
SP 60	SP 60 B	Well	D	B-13	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-14	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-15	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-16	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

SP 60	SP 60 B	Well	S	B-17	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-18	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-20	SPN Resources	[***]
SP 60	SP 60 B	Well	D	B-21	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-22	SPN Resources	[***]
SP 60	SP 60 B	Well	D	B-26	SPN Resources	[***]
SP 60	SP 60 C	Pipeline	12" X 4000' GAS	47	SPN Resources	[***]
SP 60	SP 60 C	Pipeline	8" X 3877' INJ	48	SPN Resources	[***]
SP 60	SP 60 C	Pipeline	6" X 5020' OIL	49	SPN Resources	[***]
SP 60	SP 60 C	Platform	8 pile	21169-1	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-01	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-06	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-07	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-08	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-13	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-17	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-18	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-19	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-20	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-21	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-22	SPN Resources	[***]
SP 60	SP 60 C	Well	D	C-23	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-25	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-26	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-27	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-29	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-30	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-31	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-37	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-38	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

SP 60	SP 60 C	Well	S	C-39	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-40	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-41	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-42	SPN Resources	[***]
SP 60	SP 60 D	Platform	8 pile	20285-2	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-02	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-04	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-06	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-09	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-10	SPN Resources	[***]
SP 60	SP 60 D	Well	D	D-12	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-14	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-15	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-16	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-17	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-18	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-21	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-22	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-23	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-24	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-25	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-26	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-27	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-29	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-31	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-32	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-33	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-34	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-35	SPN Resources	[***]
SP 60	SP 60 E	Platform	8 pile	20319-2	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

SP 60	SP 60 E	Well	S	E-01	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-02	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-03	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-05	SPN Resources	[***]
SP 60	SP 60 E	Well	D	E-08	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-09	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-11	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-12	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-13	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-14	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-16	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-20	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-22	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-23	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-24	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-25	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-26	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-28	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-29	SPN Resources	[***]
SP 60	SP 60 F	Pipeline	6" X 9936' GAS	5942	SPN Resources	[***]
SP 60	SP 60 F	Pipeline	4" X 4766' NGER	6526	SPN Resources	[***]
SP 60	SP 60 F	Pipeline	6" X 4036' GAS	6591	SPN Resources	[***]
SP 60	SP 60 F	Platform	4 pile	21169-2	SPN Resources	[***]
SP 60	SP 60 G	Platform	8 pile	20285-3	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-02	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-03	SPN Resources	[***]
SP 60	SP 60 G	Well	D	G-04	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-05	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-06	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-07	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

SP 60	SP 60 G	Well	S	G-09	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-10	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-12	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-13	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-14	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-16	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-17	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-18	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-19	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-20	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-21	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-22	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-26	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-27	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-28	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-29	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-31	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-32	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-33	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-34	SPN Resources	[***]
SP 60	SP 60 G	Well	D	G-35	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-36	SPN Resources	[***]
SP 60	SP 67 A	Pipeline	6" X 8938' OIL	6493	SPN Resources	[***]
SP 60	SP 67 A	Pipeline	6" X 12206' GAS	6520	SPN Resources	[***]
SP 60	SP 67 A	Pipeline	12" X 12108' GAS	6521	SPN Resources	[***]
SP 60	SP 67 A	Platform	8 pile	22717-1	SPN Resources	[***]
SP 60	SP 67 A	Well	S	A-04	SPN Resources	[***]
SP 60	SP 67 A	Well	S	A-08	SPN Resources	[***]
SP 60	SP 67 A	Well	S	A-09	SPN Resources	[***]
SP 60	SP 67 A	Well	D	A-11	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

SP 60	SP 67 A	Well	S	A-12	SPN Resources		[***]
SP 60	SP 67 A	Well	S	A-13	SPN Resources		[***]
SP 60	SP 67 A	Well	S	A-14	SPN Resources		[***]
SP 60	SP 67 A	Well	S	A-20	SPN Resources		[***]
SP 60	SP 67 A	Well	D	A-24	SPN Resources		[***]
SS 166/167	SS 166 C	Pipeline	4" X 9518' BLKG	11583	SPN Resources		[***]
SS 166/167	SS 166 C	Pipeline	4" X 9518' BLKG	11584	SPN Resources		[***]
SS 166/167	SS 166 C	Platform	Caisson	40-1	SPN Resources		[***]
SS 166/167	SS 166 C	Well	S	C-01	SPN Resources		[***]
SS 166/167	SS 166 C	Well	S	C-02	SPN Resources		[***]
SS 166/167	SS 166 D	Pipeline	4" X 14330' BLKG	14714	SPN Resources		[***]
SS 166/167	SS 166 D	Platform	Caisson	23008-1	SPN Resources		[***]
SS 166/167	SS 166 D	Well	S	D-01	SPN Resources		[***]
SS 166/167	SS 166 D	Well	S	D-02	SPN Resources		[***]
SS 166/167	SS 167 #13	Pipeline	6" X 3228' BLKG	14871	SPN Resources		[***]
SS 166/167	SS 167 #13	Platform	Caisson	1540-1	SPN Resources	Inlcudes P/L 14871	[***]
SS 166/167	SS 167 #13	Well	S	#13	SPN Resources		[***]
SS 166/167	SS 167 A	Platform	4 pile	22138-1	SPN Resources		[***]
SS 252	SS 253 A	Pipeline	4" X 5800' G/O	1759	SPN Resources		[***]
SS 252	SS 253 A	Pipeline	4" X 6500' G/O	1760	SPN Resources		[***]
SS 252	SS 253 A	Pipeline	4" X 80000' OIL	1764	SPN Resources		[***]
SS 252	SS 253 A	Pipeline	6" X 5000' G/O	1765	SPN Resources		[***]
SS 252	SS 253 A	Pipeline	4" X 46250' OIL	1767	SPN Resources		[***]
SS 252	SS 253 A	Platform	4 pile	20737-1	SPN Resources		[***]
SS 252	SS 253 A-Aux	Platform	4 pile	20737-2	SPN Resources	Knocked over in storm.	[***]
SS 252	SS 253 C	Platform	8 pile	20073-1	SPN Resources		[***]
SS 252	SS 253 C	Well	D	C-01	SPN Resources		[***]
SS 252	SS 253 C	Well	D	C-03	SPN Resources		[***]
SS 252	SS 253 C	Well	S	C-04	SPN Resources		[***]
SS 252	SS 253 C	Well	D	C-05	SPN Resources		[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

SS 252	SS 253 C	Well	S	C-06	SPN Resources	[***]
SS 252	SS 253 C	Well	D	C-07	SPN Resources	[***]
SS 252	SS 253 C	Well	S	C-08	SPN Resources	[***]
SS 252	SS 253 C	Well	S	C-09	SPN Resources	[***]
SS 252	SS 253 C	Well	S	C-10	SPN Resources	[***]
SS 252	SS 253 C	Well	S	C-11	SPN Resources	[***]
SS 252	SS 253 C	Well	S	C-12	SPN Resources	[***]
SS 252	SS 253 D	Pipeline	4" X 3866' GAS	1761	SPN Resources	[***]
SS 252	SS 253 D	Pipeline	4" X 3969' BLKO	1762	SPN Resources	[***]
SS 252	SS 253 D	Pipeline	6" X 8975' BLKO	1763	SPN Resources	[***]
SS 252	SS 253 D	Platform	8 pile	20074-1	SPN Resources	[***]
SS 252	SS 253 D	Well	S	D-03	SPN Resources	[***]
SS 252	SS 253 D	Well	S	D-06	SPN Resources	[***]
SS 252	SS 253 D	Well	S	D-07	SPN Resources	[***]
SS 252	SS 253 D	Well	S	D-09	SPN Resources	[***]
SS 252	SS 253 D	Well	S	D-10	SPN Resources	[***]
SS 252	SS 253 D	Well	S	D-13	SPN Resources	[***]
SS 252	SS 253 D	Well	S	D-14	SPN Resources	[***]
SS 252	SS 253 E	Platform	8 pile	20737-3	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-01	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-02	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-03	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-04	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-05	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-06	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-07	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-08	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-09	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-10	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-11	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

SS 252	SS 253 E	Well	S	E-12	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-13	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-14	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-15	SPN Resources	[***]
SS 252	SS 253 F	Pipeline	8" X 8197' BLKG	10326	SPN Resources	[***]
SS 252	SS 253 F	Pipeline	3" X 8488' LIFT	12640	SPN Resources	[***]
SS 252	SS 253 F	Platform	Tripod	26072-1	SPN Resources	[***]
SS 252	SS 253 F	Well	S	F-01	SPN Resources	[***]
SS 252	SS 253 F	Well	S	F-02	SPN Resources	[***]
SS 252	SS 253 F	Well	D	F-03	SPN Resources	[***]
VR 060	VR 060 A	Pipeline	6" X 73490' G/C	3964	SPN Resources	[***]
VR 060	VR 060 A	Pipeline	6" X 10128' G/C	4789	SPN Resources	[***]
VR 060	VR 060 A	Pipeline	6" X 73414' G/C	9610	SPN Resources	[***]
VR 060	VR 060 A	Platform	8 pile	21901-1	SPN Resources	[***]
VR 060	VR 060 A	Well	S	A-02	SPN Resources	[***]
VR 060	VR 060 A	Well	S	A-03	SPN Resources	[***]
VR 060	VR 060 A	Well		A-07	SPN Resources	[***]
WD 79	WD 79 A	Pipeline	6" X 600' FLG	4920	SPN Resources	[***]
WD 79	WD 79 A	Platform	8 pile	20491-1	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-04	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-06	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-07	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-10	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-12	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-16	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-17	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-19	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-20	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-21	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-23	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

WD 79	WD 79 A	Well	S	A-24	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-25	SPN Resources	[***]
WD 79	WD 79 B	Pipeline	12" X 1734' OIL	2807	SPN Resources	[***]
WD 79	WD 79 B	Pipeline	8" X 634' FLG	4921	SPN Resources	[***]
WD 79	WD 79 B	Platform	8 pile	20231-1	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-01	SPN Resources	[***]
WD 79	WD 79 B	Well	D	B-02	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-03	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-04	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-05	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-06	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-13	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-14	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-16	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-18	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-19	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-20	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-21	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-22	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-23	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-25	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-26	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-27	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-28	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-29	SPN Resources	[***]
WD 79	WD 79 C	Pipeline	12" X 9871' OIL	2804	SPN Resources	[***]
WD 79	WD 79 C	Pipeline	6" X 639' FLG	4919	SPN Resources	[***]
WD 79	WD 79 C	Platform	8 pile	20165-1	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-01	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-02	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-03	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-04	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-07	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-09	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

WD 79	WD 79 C	Well	S	C-14	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-15	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-16	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-17	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-19	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-21	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-24	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-25	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-26	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-27	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-28	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-29	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-30	SPN Resources	[***]
WD 79	WD 79 C	Well	D	C-32	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-33	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-34	SPN Resources	[***]
WD 79	WD 79 E	Pipeline	6" X 2941' BLKO	7028	SPN Resources	[***]
WD 79	WD 79 E	Pipeline	4" X 2992' BLKO	7029	SPN Resources	[***]
WD 79	WD 79 E	Platform	4 pile	20137-1	SPN Resources	[***]
WD 79	WD 79 E	Well	S	#6 (E)	SPN Resources	[***]
WD 79	WD 79 E	Well	S	E-01	SPN Resources	[***]
WD 79	WD 79 E	Well	S	E-02	SPN Resources	[***]
WD 79	WD 79 E	Well	S	E-03	SPN Resources	[***]
WD 79	WD 79 E	Well	S	E-04	SPN Resources	[***]
WD 79	WD 79 F	Platform	4 pile	20491-2	SPN Resources	[***]
WD 79	WD 79 F	Well	S	F-01	SPN Resources	[***]
WD 79	WD 79 F	Well	S	F-02	SPN Resources	[***]
WD 79	WD 80 D	Pipeline	10" X 5385' OIL	2810	SPN Resources	[***]
WD 79	WD 80 D	Pipeline	8" X 530' FLG	4922	SPN Resources	[***]
WD 79	WD 80 D	Platform	8 pile	20230-1	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-04	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

WD 79	WD 80 D	Well	S	D-07	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-08	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-09	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-10	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-12	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-16	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-17	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-20	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-23	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-24	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-26	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-27	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-28	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-29	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-30	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-31	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-32	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-33	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-34	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-35	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-36	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-37	SPN Resources	[***]
WD 86	WD 86 A	Pipeline	10" X 1300' FLG	9650	SPN Resources	[***]
WD 86	WD 86 A	Platform	8 pile	22593-1	SPN Resources	[***]
WD 86	WD 86 A	Well	S	A-01	SPN Resources	[***]
WD 86	WD 86 A	Well	S	A-03	SPN Resources	[***]
WD 86	WD 86 A	Well	S	A-05	SPN Resources	[***]
WD 86	WD 86 A	Well	S	A-07	SPN Resources	[***]
WD 86	WD 86 A	Well	S	A-09	SPN Resources	[***]
WD 86	WD 86 A	Well	S	A-10	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

WD 86	WD 86 A	Well	S	A-12	SPN Resources	[***]
WD 86	WD 86 A	Well	S	A-14	SPN Resources	[***]
WD 86	WD 86 A	Well	S	A-15	SPN Resources	[***]
WD 86	WD 86 A	Well	S	A-16	SPN Resources	[***]
WD 86	WD 86 B	Pipeline	6" X 7015' BLKG	9067	SPN Resources	[***]
WD 86	WD 86 B	Pipeline	6" X 7251' BLKG	15808	SPN Resources	[***]
WD 86	WD 86 B	Platform	8 pile	23835-1	SPN Resources	[***]
WD 86	WD 86 B	Well	S	B-01	SPN Resources	[***]
WD 86	WD 86 B	Well	S	B-02	SPN Resources	[***]
WD 86	WD 86 B	Well	S	B-03	SPN Resources	[***]
WD 86	WD 86 B	Well	S	B-05	SPN Resources	[***]
WD 86	WD 86 B	Well	S	B-06	SPN Resources	[***]
Total						[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

SPN Resources, LLC
Abandonment Liability Summary (12-31-07)
For properties estimated to be owned and/or operated at time of abandonment

Turnkey
2/18/2008	Changed since last revision	Exhibit “A”

Field	Platform	Asset Type	Well/Structure Type	Well/ID	Operator	Comments	Current Gross P&A, $
EC 257	EC 257 A	Pipeline	4" X 6468' G/C	15120	SPN Resources		[***]
EC 257	EC 257 A	Platform	Caisson	1062-1	SPN Resources		[***]
EC 257	EC 257 A	Well	S	#01	SPN Resources		[***]
EC 330	EC 330 A	Well	D	A-02	SPN Resources		[***]
EC 330	EC 330 A	Well	S	A-03	SPN Resources		[***]
EC 330	EC 330 A	Well	S	A-05	SPN Resources		[***]
EC 330	EC 330 B	Well	S	B-01	SPN Resources		[***]
EC 330	EC 330 B	Well	S	B-10	SPN Resources		[***]
EC 330	EC 330 B	Well	S	B-12	SPN Resources		[***]
EI 100	EI 100 #13	Pipeline	4" X 1300' SPLY	4345	Arena Energy, LLC		[***]
EI 100	EI 100 #13	Pipeline	4" X 1300' BLKO	4346	Arena Energy, LLC		[***]
EI 100	EI 100 #13	Platform	4 pile	20854-1	Arena Energy, LLC		[***]
EI 100	EI 100 #13	Well	S	#13	Arena Energy, LLC		[***]
EI 100	EI 100 #18	Pipeline	3" X ???? BLKG	3022	Arena Energy, LLC		[***]
EI 100	EI 100 #18	Pipeline	4" X 2782' BLKG	6584	Arena Energy, LLC		[***]
EI 100	EI 100 #18	Platform	4 pile	20850-1	Arena Energy, LLC		[***]
EI 100	EI 100 #18	Well	D	#30	Arena Energy, LLC		[***]
EI 100	EI 100 #18	Well	S	#31	Arena Energy, LLC		[***]
EI 100	EI 100 #19 (JC)	Pipeline	3" X 2800' LIFT	4353	Arena Energy, LLC		[***]
EI 100	EI 100 #19 (JC)	Pipeline	3" X 1100' LIFT	4355	Arena Energy, LLC		[***]
EI 100	EI 100 #19 (JC)	Pipeline	3" X 3000' LIFT	4356	Arena Energy, LLC		[***]
EI 100	EI 100 #19 (JC)	Pipeline	3" X 3360 BLKO	9934	Arena Energy, LLC		[***]
EI 100	EI 100 #19 (JC)	Platform	4 pile	20849-1	Arena Energy, LLC		[***]
EI 100	EI 100 #19 (JC)	Well	S	#20	Arena Energy, LLC		[***]
EI 100	EI 100 #24 (JB)	Pipeline	3" X 4800' BLKO	3257	Arena Energy, LLC		[***]
EI 100	EI 100 #24 (JB)	Pipeline	4" X 4800' BLKO	3258	Arena Energy, LLC		[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Field	Platform	Asset Type	Well/Structure Type	Well/ID	Operator	Comments	Current Gross P&A, $
EI 100	EI 100 #24 (JB)	Pipeline	2" X 2485' LIFT	8702	Arena Energy, LLC		[***]
EI 100	EI 100 #24 (JB)	Platform	4 pile	20848-1	Arena Energy, LLC		[***]
	)						[***]
EI 100	EI 100 #24 (JB)	Well	S	#27	Arena Energy, LLC		[***]
EI 100	EI 100 #24 (JB)	Well	D	#33	Arena Energy, LLC		[***]
EI 100	EI 100 #24 (JB)	Well	S	#41	Arena Energy, LLC		[***]
EI 100	EI 100 #28	Pipeline	4" X 9928' BLKO	9967	Arena Energy, LLC		[***]
[***]
[***]
EI 100	EI 100 A-TK	Platform	8 pile	20870-1	Arena Energy, LLC		[***]
EI 100	EI 100 B-PRD	Pipeline	6" X ????' GAS	3021	Arena Energy, LLC		[***]
EI 100	EI 100 B-PRD	Pipeline	6" X 300' FLG	5722	Arena Energy, LLC		[***]
EI 100	EI 100 B-PRD	Pipeline	4" X 300' FLG	5723	Arena Energy, LLC		[***]
EI 100	EI 100 B-PRD	Platform	4 pile	20870-2	Arena Energy, LLC		[***]
EI 100	EI 100 C-CMP	Platform	6 pile	20870-3	Arena Energy, LLC		[***]
EI 100	EI 100 D-QTR	Platform	4 pile	20870-4	Arena Energy, LLC		[***]
GA 241/255	GA 241 B	Pipeline	4" X 6917' BLKO	9679	SPN Resources		[***]
GA 241/255	GA 241 B	Platform	Caisson	10571-1	SPN Resources		[***]
GA 241/255	GA 241 B	Well	S	B-01	SPN Resources		[***]
GA 241/255	GA 241 B	Well	S	B-02	SPN Resources		[***]
GA 241/255	GA 241 B	Well	S	B-03	SPN Resources		[***]
GA 241/255	GA 241 B	Well	S	B-04	SPN Resources		[***]
GA 241/255	GA 255 A	Pipeline	4" X 14224' OIL	11479	SPN Resources		[***]
GA 241/255	GA 255 A	Platform	8 pile	10050-1	SPN Resources		[***]
GA 241/255	GA 255 A	Well	S	A-01	SPN Resources		[***]
GA 241/255	GA 255 A	Well	S	A-02	SPN Resources		[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Field	Platform	Asset Type	Well/Structure Type	Well/ID	Operator	Comments	Current Gross P&A, $
GA 241/255	GA 255 A	Well	S	A-03	SPN Resources		[***]
GA 241/255	GA 255 A	Well	S	A-05	SPN Resources		[***]
GA 241/255	GA 255 A	Well	S	A-06	SPN Resources		[***]
GA 241/255	GA 255 A	Well	S	A-07	SPN Resources		[***]
GA 241/255	GA 255 A	Well	S	A-08	SPN Resources		[***]
GA 241/255	GA 255 A	Well	S	A-09	SPN Resources		[***]
[***]
				)			[***]
HI A-309	HI A-309 A	Platform	8 pile	10063-1	SPN Resources		[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Field	Platform	Asset Type	Well/Structure Type	Well/ID	Operator	Comments	Current Gross P&A, $
HI A-309	HI A-309 SS	Pipeline	3" X 7949' BLKG	10274	SPN Resources		[***]
HI A-309	HI A-309 SS	Pipeline	3" X 7949' BLKG	10275	SPN Resources		[***]
HI A-309	HI A-309 SS	Well	D	#07	SPN Resources		[***]
[***]
MO 861	MO 861 A-9	Platform	6 pile	23476-1	SPN Resources	Negotiating transfer to Chevron	[***]
[***]
[***]
[***]
[***]
MO 861	MO 861 AB	Platform	4 pile	23864-1	SPN Resources		[***]
MO 864	MO 864 B	Platform	8 pile	24190-3	SPN Resources	Negotiating transfer to Chevron	[***]
MO 864	MO 864 BQ	Platform	4 pile	24190-2	SPN Resources	Negotiating transfer to Chevron	[***]
PE 881	PE 881 #1	Pipeline	6" X 21751' BLKG	12026	SPN Resources		[***]
PE 881	PE 881 #1	Pipeline	8" X 22588' BLKG	12027	SPN Resources		[***]
PE 881	PE 881 #1	Platform	Caisson	299-1	SPN Resources		[***]
PE 881	PE 881 #1	Well	S	#01	SPN Resources		[***]
SP 60	SP 6	Pipeline	6" to Venice	????	SPN Resources		[***]
SP 60	SP 6	Platform	Caisson	????	SPN Resources		[***]
SP 60	SP 60 A	Pipeline	8" X ????' OIL	36	SPN Resources		[***]
SP 60	SP 60 A	Pipeline	10" X 35131' GAS	3655	SPN Resources		[***]
SP 60	SP 60 A	Pipeline	10" X 24375' OIL	10268	SPN Resources		[***]
SP 60	SP 60 A	Platform	8 pile	20285-1	SPN Resources		[***]
SP 60	SP 60 A	Well	S	A-03	SPN Resources		[***]
SP 60	SP 60 A	Well	D	A-04	SPN Resources		[***]
SP 60	SP 60 A	Well	S	A-05	SPN Resources		[***]
SP 60	SP 60 A	Well	D	A-06	SPN Resources		[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

SPN Resources, LLC
Abandonment Liability Summary (12-31-07)
For properties estimated to be owned and/or operated at time of abandonment

Turnkey
2/18/2008	Changed since last revision	Exhibit “A”

SP 60	SP 60 A	Well	S	A-07	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-09	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-10	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-12	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-13	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-17	SPN Resources	[***]
SP 60	SP 60 A	Well	D	A-18	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-19	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-21	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-23	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-25	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-28	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-29	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-31	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-32	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-33	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-34	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-35	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-36	SPN Resources	[***]
SP 60	SP 60 A	Well	S	A-37	SPN Resources	[***]
SP 60	SP 60 B	Pipeline	6" X ????' GAS	37	SPN Resources	[***]
SP 60	SP 60 B	Pipeline	6" X 7000' OIL	38	SPN Resources	[***]
SP 60	SP 60 B	Pipeline	12" X 7000' GAS	45	SPN Resources	[***]
SP 60	SP 60 B	Pipeline	12" X 7000' GAS	46	SPN Resources	[***]
SP 60	SP 60 B	Pipeline	4" X 4954' COND	6527	SPN Resources	[***]
SP 60	SP 60 B	Pipeline	12" X 4862' GAS	6528	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

SPN Resources, LLC
Abandonment Liability Summary (12-31-07)
For properties estimated to be owned and/or operated at time of abandonment

Turnkey
2/18/2008	Changed since last revision	Exhibit “A”

SP 60	SP 60 B	Pipeline	6" X 300' FLG	9704	SPN Resources	[***]
SP 60	SP 60 B	Pipeline	18" X 70224' GAS	11449	SPN Resources	[***]
SP 60	SP 60 B	Pipeline	3" X 5530' CBLC	12325	SPN Resources	[***]
SP 60	SP 60 B	Platform	8 pile	20319-1	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-01	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-02	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-03	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-06	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-07	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-08	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-12	SPN Resources	[***]
SP 60	SP 60 B	Well	D	B-13	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-14	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-15	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-16	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-17	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-18	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-20	SPN Resources	[***]
SP 60	SP 60 B	Well	D	B-21	SPN Resources	[***]
SP 60	SP 60 B	Well	S	B-22	SPN Resources	[***]
SP 60	SP 60 B	Well	D	B-26	SPN Resources	[***]
SP 60	SP 60 C	Pipeline	12" X 4000' GAS	47	SPN Resources	[***]
SP 60	SP 60 C	Pipeline	8" X 3877' INJ	48	SPN Resources	[***]
SP 60	SP 60 C	Pipeline	6" X 5020' OIL	49	SPN Resources	[***]
SP 60	SP 60 C	Platform	8 pile	21169-1	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-01	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-06	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

SPN Resources, LLC
Abandonment Liability Summary (12-31-07)
For properties estimated to be owned and/or operated at time of abandonment

Turnkey
2/18/2008	Changed since last revision	Exhibit “A”

SP 60	SP 60 C	Well	S	C-07	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-08	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-13	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-17	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-18	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-19	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-20	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-21	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-22	SPN Resources	[***]
SP 60	SP 60 C	Well	D	C-23	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-25	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-26	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-27	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-29	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-30	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-31	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-37	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-38	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-39	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-40	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-41	SPN Resources	[***]
SP 60	SP 60 C	Well	S	C-42	SPN Resources	[***]
SP 60	SP 60 D	Platform	8 pile	20285-2	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-02	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-04	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-06	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-09	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

SPN Resources, LLC
Abandonment Liability Summary (12-31-07)
For properties estimated to be owned and/or operated at time of abandonment

Turnkey
2/18/2008	Changed since last revision	Exhibit “A”

SP 60	SP 60 D	Well	S	D-10	SPN Resources	[***]
SP 60	SP 60 D	Well	D	D-12	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-14	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-15	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-16	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-17	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-18	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-21	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-22	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-23	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-24	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-25	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-26	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-27	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-29	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-31	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-32	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-33	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-34	SPN Resources	[***]
SP 60	SP 60 D	Well	S	D-35	SPN Resources	[***]
SP 60	SP 60 E	Platform	8 pile	20319-2	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-01	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-02	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-03	SPN Resources	[***]
[***]
SP 60	SP 60 E	Well	S	E-05	SPN Resources	[***]
[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

SPN Resources, LLC
Abandonment Liability Summary (12-31-07)
For properties estimated to be owned and/or operated at time of abandonment

Turnkey
2/18/2008	Changed since last revision	Exhibit “A”

SP 60	SP 60 E	Well	D	E-08	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-09	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-11	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-12	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-13	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-14	SPN Resources	[***]
[***]
SP 60	SP 60 E	Well	S	E-16	SPN Resources	[***]
[***]
SP 60	SP 60 E	Well	S	E-20	SPN Resources	[***]
[***]
SP 60	SP 60 E	Well	S	E-22	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-23	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-24	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-25	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-26	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-28	SPN Resources	[***]
SP 60	SP 60 E	Well	S	E-29	SPN Resources	[***]
SP 60	SP 60 F	Pipeline	6" X 9936' GAS	5942	SPN Resources	[***]
SP 60	SP 60 F	Pipeline	4" X 4766' NGER	6526	SPN Resources	[***]
SP 60	SP 60 F	Pipeline	6" X 4036' GAS	6591	SPN Resources	[***]
SP 60	SP 60 F	Platform	4 pile	21169-2	SPN Resources	[***]
SP 60	SP 60 G	Platform	8 pile	20285-3	SPN Resources	[***]
[***]
SP 60	SP 60 G	Well	S	G-02	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-03	SPN Resources	[***]
SP 60	SP 60 G	Well	D	G-04	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

SPN Resources, LLC
Abandonment Liability Summary (12-31-07)
For properties estimated to be owned and/or operated at time of abandonment

Turnkey
2/18/2008	Changed since last revision	Exhibit “A”

SP 60	SP 60 G	Well	S	G-05	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-06	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-07	SPN Resources	[***]
[***]
SP 60	SP 60 G	Well	S	G-09	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-10	SPN Resources	[***]
[***]
SP 60	SP 60 G	Well	S	G-12	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-13	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-14	SPN Resources	[***]
[***]
SP 60	SP 60 G	Well	S	G-16	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-17	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-18	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-19	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-20	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-21	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-22	SPN Resources	[***]
[***]
SP 60	SP 60 G	Well	S	G-26	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-27	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-28	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-29	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-31	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-32	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-33	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-34	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

SPN Resources, LLC
Abandonment Liability Summary (12-31-07)
For properties estimated to be owned and/or operated at time of abandonment

Turnkey
2/18/2008	Changed since last revision	Exhibit “A”

SP 60	SP 60 G	Well	D	G-35	SPN Resources	[***]
SP 60	SP 60 G	Well	S	G-36	SPN Resources	[***]
SP 60	SP 67 A	Pipeline	6" X 8938' OIL	6493	SPN Resources	[***]
SP 60	SP 67 A	Pipeline	6" X 12206' GAS	6520	SPN Resources	[***]
SP 60	SP 67 A	Pipeline	12" X 12108' GAS	6521	SPN Resources	[***]
SP 60	SP 67 A	Platform	8 pile	22717-1	SPN Resources	[***]
[***]
SP 60	SP 67 A	Well	S	A-04	SPN Resources	[***]
SP 60	SP 67 A	Well	S	A-08	SPN Resources	[***]
SP 60	SP 67 A	Well	S	A-09	SPN Resources	[***]
[***]
SP 60	SP 67 A	Well	D	A-11	SPN Resources	[***]
SP 60	SP 67 A	Well	S	A-12	SPN Resources	[***]
SP 60	SP 67 A	Well	S	A-13	SPN Resources	[***]
SP 60	SP 67 A	Well	S	A-14	SPN Resources	[***]
[***]
[***]
[***]
SP 60	SP 67 A	Well	S	A-20	SPN Resources	[***]
[***]
[***]
[***]
SP 60	SP 67 A	Well	D	A-24	SPN Resources	[***]
[***]
[***]
[***]
[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

SPN Resources, LLC
Abandonment Liability Summary (12-31-07)
For properties estimated to be owned and/or operated at time of abandonment

Turnkey
2/18/2008	Changed since last revision	Exhibit “A”

							[***]
SS 166/167	SS 166 C	Pipeline	4" X 9518' BLKG	11583	SPN Resources		[***]
SS 166/167	SS 166 C	Pipeline	4" X 9518' BLKG	11584	SPN Resources		[***]
SS 166/167	SS 166 C	Platform	Caisson	40-1	SPN Resources		[***]
SS 166/167	SS 166 C	Well	S	C-01	SPN Resources		[***]
SS 166/167	SS 166 C	Well	S	C-02	SPN Resources		[***]
SS 166/167	SS 166 D	Pipeline	4" X 14330' BLKG	14714	SPN Resources		[***]
SS 166/167	SS 166 D	Platform	Caisson	23008-1	SPN Resources		[***]
SS 166/167	SS 166 D	Well	S	D-01	SPN Resources		[***]
SS 166/167	SS 166 D	Well	S	D-02	SPN Resources		[***]
SS 166/167	SS 167 #13	Pipeline	6" X 3228' BLKG	14871	SPN Resources		[***]
SS 166/167	SS 167 #13	Platform	Caisson	1540-1	SPN Resources	Inlcudes P/L 14871	[***]
SS 166/167	SS 167 #13	Well	S	#13	SPN Resources		[***]
SS 166/167	SS 167 A	Platform	4 pile	22138-1	SPN Resources		[***]
							[***]
							[***]
							[***]
							[***]
SS 252	SS 253 A	Pipeline	4" X 5800' G/O	1759	SPN Resources		[***]
SS 252	SS 253 A	Pipeline	4" X 6500' G/O	1760	SPN Resources		[***]
SS 252	SS 253 A	Pipeline	4" X 80000' OIL	1764	SPN Resources		[***]
SS 252	SS 253 A	Pipeline	6" X 5000' G/O	1765	SPN Resources		[***]
SS 252	SS 253 A	Pipeline	4" X 46250' OIL	1767	SPN Resources		[***]
SS 252	SS 253 A	Platform	4 pile	20737-1	SPN Resources		[***]
SS 252	SS 253 A-Aux	Platform	4 pile	20737-2	SPN Resources	Knocked over in storm.	[***]
SS 252	SS 253 C	Platform	8 pile	20073-1	SPN Resources		[***]
SS 252	SS 253 C	Well	D	C-01	SPN Resources		[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

SPN Resources, LLC
Abandonment Liability Summary (12-31-07)
For properties estimated to be owned and/or operated at time of abandonment

Turnkey
2/18/2008	Changed since last revision	Exhibit “A”

SS 252	SS 253 C	Well	D	C-03	SPN Resources	[***]
SS 252	SS 253 C	Well	S	C-04	SPN Resources	[***]
SS 252	SS 253 C	Well	D	C-05	SPN Resources	[***]
SS 252	SS 253 C	Well	S	C-06	SPN Resources	[***]
SS 252	SS 253 C	Well	D	C-07	SPN Resources	[***]
SS 252	SS 253 C	Well	S	C-08	SPN Resources	[***]
SS 252	SS 253 C	Well	S	C-09	SPN Resources	[***]
SS 252	SS 253 C	Well	S	C-10	SPN Resources	[***]
SS 252	SS 253 C	Well	S	C-11	SPN Resources	[***]
SS 252	SS 253 C	Well	S	C-12	SPN Resources	[***]
SS 252	SS 253 D	Pipeline	4" X 3866' GAS	1761	SPN Resources	[***]
SS 252	SS 253 D	Pipeline	4" X 3969' BLKO	1762	SPN Resources	[***]
SS 252	SS 253 D	Pipeline	6" X 8975' BLKO	1763	SPN Resources	[***]
SS 252	SS 253 D	Platform	8 pile	20074-1	SPN Resources	[***]
SS 252	SS 253 D	Well	S	D-03	SPN Resources	[***]
SS 252	SS 253 D	Well	S	D-06	SPN Resources	[***]
SS 252	SS 253 D	Well	S	D-07	SPN Resources	[***]
SS 252	SS 253 D	Well	S	D-09	SPN Resources	[***]
SS 252	SS 253 D	Well	S	D-10	SPN Resources	[***]
SS 252	SS 253 D	Well	S	D-13	SPN Resources	[***]
SS 252	SS 253 D	Well	S	D-14	SPN Resources	[***]
SS 252	SS 253 E	Platform	8 pile	20737-3	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-01	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-02	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-03	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-04	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-05	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

SPN Resources, LLC
Abandonment Liability Summary (12-31-07)
For properties estimated to be owned and/or operated at time of abandonment

Turnkey
2/18/2008	Changed since last revision	Exhibit “A”

SS 252	SS 253 E	Well	S	E-06	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-07	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-08	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-09	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-10	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-11	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-12	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-13	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-14	SPN Resources	[***]
SS 252	SS 253 E	Well	S	E-15	SPN Resources	[***]
SS 252	SS 253 F	Pipeline	8" X 8197' BLKG	10326	SPN Resources	[***]
SS 252	SS 253 F	Pipeline	3" X 8488' LIFT	12640	SPN Resources	[***]
SS 252	SS 253 F	Platform	Tripod	26072-1	SPN Resources	[***]
SS 252	SS 253 F	Well	S	F-01	SPN Resources	[***]
SS 252	SS 253 F	Well	S	F-02	SPN Resources	[***]
SS 252	SS 253 F	Well	D	F-03	SPN Resources	[***]
VR 060	VR 060 A	Pipeline	6" X 73490' G/C	3964	SPN Resources	[***]
VR 060	VR 060 A	Pipeline	6" X 10128' G/C	4789	SPN Resources	[***]
VR 060	VR 060 A	Pipeline	6" X 73414' G/C	9610	SPN Resources	[***]
VR 060	VR 060 A	Platform	8 pile	21901-1	SPN Resources	[***]
VR 060	VR 060 A	Well	S	A-02	SPN Resources	[***]
VR 060	VR 060 A	Well	S	A-03	SPN Resources	[***]
VR 060	VR 060 A	Well		A-07	SPN Resources	[***]
[***]
[***]
[***]
[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

SPN Resources, LLC
Abandonment Liability Summary (12-31-07)
For properties estimated to be owned and/or operated at time of abandonment

Turnkey
2/18/2008	Changed since last revision	Exhibit “A”

[***]
[***]
WD 79	WD 79 A	Pipeline	6" X 600’ FLG	4920	SPN Resources	[***]
WD 79	WD 79 A	Platform	8 pile	20491-1	SPN Resources	[***]
[***]
[***]
WD 79	WD 79 A	Well	S	A-04	SPN Resources	[***]
[***]
WD 79	WD 79 A	Well	S	A-06	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-07	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-10	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-12	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-16	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-17	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-19	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-20	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-21	SPN Resources	[***]
[***]
WD 79	WD 79 A	Well	S	A-23	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-24	SPN Resources	[***]
WD 79	WD 79 A	Well	S	A-25	SPN Resources	[***]
WD 79	WD 79 B	Pipeline	12" X 1734’ OIL	2807	SPN Resources	[***]
WD 79	WD 79 B	Pipeline	8" X 634’ FLG	4921	SPN Resources	[***]
WD 79	WD 79 B	Platform	8 pile	20231-1	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-01	SPN Resources	[***]
WD 79	WD 79 B	Well	D	B-02	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-03	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

SPN Resources, LLC
Abandonment Liability Summary (12-31-07)
For properties estimated to be owned and/or operated at time of abandonment

Turnkey
2/18/2008	Changed since last revision	Exhibit “A”

WD 79	WD 79 B	Well	S	B-04	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-05	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-06	SPN Resources	[***]
[***]
[***]
[***]
[***]
WD 79	WD 79 B	Well	S	B-13	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-14	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-16	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-18	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-19	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-20	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-21	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-22	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-23	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-25	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-26	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-27	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-28	SPN Resources	[***]
WD 79	WD 79 B	Well	S	B-29	SPN Resources	[***]
WD 79	WD 79 C	Pipeline	12" X 9871’ OIL	2804	SPN Resources	[***]
WD 79	WD 79 C	Pipeline	6" X 639’ FLG	4919	SPN Resources	[***]
WD 79	WD 79 C	Platform	8 pile	20165-1	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-01	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-02	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-03	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

SPN Resources, LLC
Abandonment Liability Summary (12-31-07)
For properties estimated to be owned and/or operated at time of abandonment

Turnkey
2/18/2008	Changed since last revision	Exhibit “A”

WD 79	WD 79 C	Well	S	C-04	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-07	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-09	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-13	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-14	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-15	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-16	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-17	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-19	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-21	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-24	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-25	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-26	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-27	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-28	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-29	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-30	SPN Resources	[***]
[***]
WD 79	WD 79 C	Well	D	C-32	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-33	SPN Resources	[***]
WD 79	WD 79 C	Well	S	C-34	SPN Resources	[***]
WD 79	WD 79 E	Pipeline	6" X 2941’ BLKO	7028	SPN Resources	[***]
WD 79	WD 79 E	Pipeline	4" X 2992’ BLKO	7029	SPN Resources	[***]
WD 79	WD 79 E	Platform	4 pile	20137-1	SPN Resources	[***]
WD 79	WD 79 E	Well	S	#6 (E)	SPN Resources	[***]
WD 79	WD 79 E	Well	S	E-01	SPN Resources	[***]
WD 79	WD 79 E	Well	S	E-02	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

SPN Resources, LLC
Abandonment Liability Summary (12-31-07)
For properties estimated to be owned and/or operated at time of abandonment

Turnkey
2/18/2008	Changed since last revision	Exhibit “A”

WD 79	WD 79 E	Well	S	E-03	SPN Resources	[***]
WD 79	WD 79 E	Well	S	E-04	SPN Resources	[***]
WD 79	WD 79 F	Platform	4 pile	20491-2	SPN Resources	[***]
WD 79	WD 79 F	Well	S	F-01	SPN Resources	[***]
WD 79	WD 79 F	Well	S	F-02	SPN Resources	[***]
[***]
WD 79	WD 80 D	Pipeline	10" X 5385’ OIL	2810	SPN Resources	[***]
WD 79	WD 80 D	Pipeline	8" X 530’ FLG	4922	SPN Resources	[***]
WD 79	WD 80 D	Platform	8 pile	20230-1	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-04	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-07	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-08	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-09	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-10	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-12	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-16	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-17	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-20	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-23	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-24	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-26	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-27	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-28	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-29	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-30	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-31	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-32	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

SPN Resources, LLC
Abandonment Liability Summary (12-31-07)
For properties estimated to be owned and/or operated at time of abandonment

Turnkey
2/18/2008	Changed since last revision	Exhibit “A”

WD 79	WD 80 D	Well	S	D-33	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-34	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-35	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-36	SPN Resources	[***]
WD 79	WD 80 D	Well	S	D-37	SPN Resources	[***]
WD 86	WD 86 A	Pipeline	10" X 1300’ FLG	9650	SPN Resources	[***]
WD 86	WD 86 A	Platform	8 pile	22593-1	SPN Resources	[***]
WD 86	WD 86 A	Well	S	A-01	SPN Resources	[***]
WD 86	WD 86 A	Well	S	A-03	SPN Resources	[***]
[***]
WD 86	WD 86 A	Well	S	A-05	SPN Resources	[***]
[***]
WD 86	WD 86 A	Well	S	A-07	SPN Resources	[***]
[***]
WD 86	WD 86 A	Well	S	A-09	SPN Resources	[***]
WD 86	WD 86 A	Well	S	A-10	SPN Resources	[***]
WD 86	WD 86 A	Well	S	A-12	SPN Resources	[***]
[***]
WD 86	WD 86 A	Well	S	A-14	SPN Resources	[***]
WD 86	WD 86 A	Well	S	A-15	SPN Resources	[***]
WD 86	WD 86 A	Well	S	A-16	SPN Resources	[***]
WD 86	WD 86 B	Pipeline	6" X 7015’ BLKG	9067	SPN Resources	[***]
WD 86	WD 86 B	Pipeline	6" X 7251’ BLKG	15808	SPN Resources	[***]
WD 86	WD 86 B	Platform	8 pile	23835-1	SPN Resources	[***]
WD 86	WD 86 B	Well	S	B-01	SPN Resources	[***]
WD 86	WD 86 B	Well	S	B-02	SPN Resources	[***]
WD 86	WD 86 B	Well	S	B-03	SPN Resources	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

SPN Resources, LLC
Abandonment Liability Summary (12-31-07)
For properties estimated to be owned and/or operated at time of abandonment

Turnkey
2/18/2008	Changed since last revision	Exhibit “A”

WD 86	WD 86 B	Well	S	B-05	SPN Resources	[***]
WD 86	WD 86 B	Well	S	B-06	SPN Resources	[***]
Total						[***]

EXHIBIT B

FORM OF WORK ORDER

This Work Order dated                               , is issued under the provisions of that certain Turnkey Platform Decommissioning and Well Plugging and Abandonment Contract dated March 14, 2008, as amended (the “Agreement”), between SPN Resources, LLC, a Louisiana limited liability company (“Owner”), and Superior Energy Services, L.L.C., a Louisiana limited liability company (“Contractor”).

1.                                       Terms and Conditions.  The terms and conditions of the Agreement shall control this Work Order.

2.                                       Scope of Work to be Provided.  The scope of Work to be provided by Contractor to Owner under this Work Order are as described in the specifications, drawings, and statement attached hereto as Schedule A.  The prices for such Work shall be the Agreed Charges for such Work, as such term is defined in the Agreement.

3.                                       Special Provisions.  Any special provisions applicable to the Work to be provided by Contractor to Owner under this Work Order and which are mutually agreed to by Contractor and Owner are as set forth on Schedule B hereto.

ISSUED:

SPN RESOURCES, LLC

By:
Name:
Title:

ACCEPTED:

SUPERIOR ENERGY SERVICES, L.L.C.

By:
Name:
Title:

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

SCHEDULE I

INITIAL AGREED CHARGES

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

WWCI Marine

SPN ARO Agreement Pricing

Mar-11

Position	Book Rate		Cost		O/H Cost		Total Cost		Discount

Project Manager	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%

Team Leader	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%

Marine Engineer	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%

Wells Engineer	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%

Actual Cost - Subcontract

Welder	$	[***]

HSE	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%

Logistics Coordinator	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%

Notes:

1)                                      All Charges are Shop to Shop

2)                                      Mileage Charges are additional

3)                                      Room and Board at Actual Cost

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Blowout Tools

SPN ARO Agreement Pricing

Mar-11

Description	Book Rate		Current Rate		Cost		Book Discount

Accumulators
2 Station Rotac/Single BOP Acc./5 Gal	$	[***]	$	[***]	$	[***]	[***]	%
2 Station Blind/Shear Acc./15 Gal.	$	[***]	$	[***]	$	[***]	[***]	%
3/4" x 50' Rubber Hose with 3/4" Snap-Tite	$	[***]	$	[***]	$	[***]	[***]	%
1" x 25' Stainless Steel Wrapped with 1" 602 Unions	$	[***]	$	[***]	$	[***]	[***]	%
Adapters
7 1/16" and Smaller - 3,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
11" and Smaller - 3,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
13 5/8" and Smaller - 3,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
7 1/16" and Smaller - 5,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
11" and Smaller - 5,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
13 5/8" and Smaller - 5,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
2 1/16" and Smaller - 10,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
4 1/16" and Smaller - 10,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
7 1/16" and Smaller - 10,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
11" and Smaller - 10,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
13 5/8" and Smaller - 10,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
Baskets
Basket - Tool/Chicksan Rack Style	$	[***]	$	[***]	$	[***]	[***]	%
Box - Location Tool Container, 8' x 10' x 8'	$	[***]	$	[***]	$	[***]	[***]	%
Slings (Certified)	$	[***]	$	[***]	$	[***]	[***]	%
BOPs - Annular
7 1/16", 5,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
11", 5,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
13 5/8", 5,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
BOPs - Ram Type
7 1/16" Single, 5,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
7 1/16" Double, 5,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
11" Single, 5,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
11" Double, 5,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Blowout Tools

SPN ARO Agreement Pricing

Mar-11

Description	Book Rate		Current Rate		Cost		Book Discount

13 5/8" Single, 5,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
13 5/8" Double, 5,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
4 1/16" Single/CT-WL-SNB, 10,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
7 1/16" Single, 10,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
7 1/16" Double, 10,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
11" Single, 10,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
11" Double, 10,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
BOPs - Shear Bonnets
7 1/16", 15,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
11", 10,000 psi wp	$	[***]	$	[***]	$	[***]	[***]	%
BOP Rams
7 1/16", 5,000 psi wp, Center, Straight Bore, Blinds	$	[***]	$	[***]	$	[***]	[***]	%
7 1/16" 10,000 - 15,000 psi wp, Center, Straight Bore, Blinds	$	[***]	$	[***]	$	[***]	[***]	%
11", 5,000 psi wp, Center, Straight Bore, Blinds	$	[***]	$	[***]	$	[***]	[***]	%
11", 10,000 psi wp, Center, Straight Bore, Blinds	$	[***]	$	[***]	$	[***]	[***]	%
13 5/8", 5,000 psi wp, Center, Straight Bore, Blinds	$	[***]	$	[***]	$	[***]	[***]	%
7 1/16" 10,000 - 15,000 psi wp, Shear Blinds	$	[***]	$	[***]	$	[***]	[***]	%
11", 10,000 psi wp, Shear Blinds	$	[***]	$	[***]	$	[***]	[***]	%
7 1/16" 5,000 - 15,000 psi wp, 1" to 5 7/8", Slip	$	[***]	$	[***]	$	[***]	[***]	%
11", 5,000 - 15,000 psi wp, 2 3/8" to 3 1/2", Slip	$	[***]	$	[***]	$	[***]	[***]	%
11", 5,000 - 15,000 psi wp, 4" to 8 5/8", Slip	$	[***]	$	[***]	$	[***]	[***]	%
13 5/8", 5,000 - 10,000 psi wp, 2 3/8" to 5 7/8", Slip	$	[***]	$	[***]	$	[***]	[***]	%
7 1/16" 5,000 - 15,000 psi wp, Variable Bore	$	[***]	$	[***]	$	[***]	[***]	%
11" 5,000 - 10,000 psi wp, Variable Bore	$	[***]	$	[***]	$	[***]	[***]	%
13 5/8" 5,000 - 10,000 psi wp, Variable Bore	$	[***]	$	[***]	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Blowout Tools

SPN ARO Agreement Pricing

Mar-11

Description	Book Rate		Current Rate		Cost		Book Discount

BOPs
11", 5,000 - 15,000 psi wp, 2 1/16" thru 2 7/8" CIW Type “U”	$	[***]	$	[***]	$	[***]	[***]	%
11", 5,000 - 15,000 psi wp, 3 1/2" thru 4 1/2" CIW Type “U”	$	[***]	$	[***]	$	[***]	[***]	%
13 5/8", 5,000 - 15,000 psi wp, 2 3/8" thru 2 7/8" CIW Type “U”	$	[***]	$	[***]	$	[***]	[***]	%
13 5/8", 5,000 - 15,000 psi wp, 3 1/2" thru 4 1/2" CIW Type “U”	$	[***]	$	[***]	$	[***]	[***]	%
Clamps
Type “C” - 14" and Smaller	$	[***]	$	[***]	$	[***]	[***]	%
Spools
4 1/16" and Smaller - 5,000 psi wp - 3 ft.	$	[***]	$	[***]	$	[***]	[***]	%
4 1/16" and Smaller - 5,000 psi wp - 6 ft.	$	[***]	$	[***]	$	[***]	[***]	%
4 1/16" and Smaller - 5,000 psi wp - 10 ft.	$	[***]	$	[***]	$	[***]	[***]	%
7 1/16" and Smaller - 5,000 psi wp - 3 ft.	$	[***]	$	[***]	$	[***]	[***]	%
7 1/16" and Smaller - 5,000 psi wp - 6 ft.	$	[***]	$	[***]	$	[***]	[***]	%
7 1/16" and Smaller - 5,000 psi wp - 10 ft.	$	[***]	$	[***]	$	[***]	[***]	%
11" and Smaller - 5,000 psi wp - 3 ft.	$	[***]	$	[***]	$	[***]	[***]	%
11" and Smaller - 5,000 psi wp - 6 ft.	$	[***]	$	[***]	$	[***]	[***]	%
11" and Smaller - 5,000 psi wp - 10 ft.	$	[***]	$	[***]	$	[***]	[***]	%
13 5/8" and Smaller - 5,000 psi wp - 3 ft.	$	[***]	$	[***]	$	[***]	[***]	%
13 5/8" and Smaller - 5,000 psi wp - 6 ft.	$	[***]	$	[***]	$	[***]	[***]	%
13 5/6" and Smaller - 5,000 psi wp - 10 ft.	$	[***]	$	[***]	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Blowout Tools

SPN ARO Agreement Pricing

Mar-11

Description	Book Rate		Current Rate		Cost		Book Discount

4 1/16" and Smaller - 10,000 - 15,000 psi wp - 3 ft.	$	[***]	$	[***]	$	[***]	[***]	%
4 1/16" and Smaller - 10,000 - 15,000 psi wp - 6 ft.	$	[***]	$	[***]	$	[***]	[***]	%
4 1/16" and Smaller - 10,000 - 15,000 psi wp - 10 ft.	$	[***]	$	[***]	$	[***]	[***]	%
7 1/16" and Smaller - 10,000 - 15,000 psi wp - 3 ft.	$	[***]	$	[***]	$	[***]	[***]	%
7 1/16" and Smaller - 10,000 - 15,000 psi wp - 6 ft.	$	[***]	$	[***]	$	[***]	[***]	%
7 1/16" and Smaller - 10,000 - 15,000 psi wp - 10 ft.	$	[***]	$	[***]	$	[***]	[***]	%
11" and Smaller - 10,000 - 15,000 psi wp - 4 ft.	$	[***]	$	[***]	$	[***]	[***]	%
11" and Smaller - 10,000 - 15,000 psi wp - 6 ft.	$	[***]	$	[***]	$	[***]	[***]	%
11" and Smaller - 10,000 - 15,000 psi wp - 10 ft.	$	[***]	$	[***]	$	[***]	[***]	%
13 5/8" and Smaller - 10,000 - 15,000 psi wp - 4 ft.	$	[***]	$	[***]	$	[***]	[***]	%
13 5/8" and Smaller - 10,000 - 15,000 psi wp - 6 ft.	$	[***]	$	[***]	$	[***]	[***]	%
13 5/8" and Smaller - 10,000 - 15,000 psi wp - 10 ft.	$	[***]	$	[***]	$	[***]	[***]	%

*Note: Drilling Spools with Outlets, add 50%
Studs and Nuts
3/4" - 7/8" (per set) Standard B-7 Alloy	$	[***]	$	[***]	$	[***]	[***]	%
1" - 1 3/8" (per set) Standard B-7 Alloy	$	[***]	$	[***]	$	[***]	[***]	%
1 1/2" - 2" (per set) Standard B-7 Alloy	$	[***]	$	[***]	$	[***]	[***]	%

*Note: H25, CO2, Acid, Geothermal, add 25%
*Note: Drilling Spools with Outlets, add 50%
Tanks
100 BBL, 3-Compartment with Agitators, with Gas Buster (24", 36")	$	[***]	$	[***]	$	[***]	[***]	%
50 BBL, 2-Compartment with Agitators	$	[***]	$	[***]	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Blowout Tools

SPN ARO Agreement Pricing

Mar-11

Notes:

1)                                      All Charges are Shop to Shop

2)                                      Repairs and Inspections will be billed at Actual Cost

3)                                      Expendable Items will be billed at Actual Cost

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

CONCENTRIC PIPE AND TOOL RENTALS

SPN ARO Pricing

Mar-11

	Book/Market	Dep	Maint.	O/H			Add
Description	Rate	Rate	Rate	Rate	Discount		Day
Casing jack 389,000#	[***]	[***]	[***]	[***]	[***]	%	[***]
Power pack for casing jack	[***]	[***]	[***]	[***]	[***]	%	[***]
Rotary slip 4 1/2" DU long	[***]	[***]	[***]	[***]	[***]	%	[***]
Elevator 3 1/2" LYT	[***]	[***]	[***]	[***]	[***]	%	[***]
TS100 bowl and slip 3 1/2"	[***]	[***]	[***]	[***]	[***]	%	[***]
Pup joint 1 1/4" CS x 4' S-135	[***]	[***]	[***]	[***]	[***]	%	[***]
Pup joint 1 1/4" CS x 6' P-110	[***]	[***]	[***]	[***]	[***]	%	[***]
Pup joint 1 1/4" CS x 8' P-110	[***]	[***]	[***]	[***]	[***]	%	[***]
CMSXL casing slip 12 segments	[***]	[***]	[***]	[***]	[***]	%	[***]
Casing jack hose	[***]	[***]	[***]	[***]	[***]	%	[***]
Elevator 3 1/2" YT	[***]	[***]	[***]	[***]	[***]	%	[***]
Elevator 2 3/8" MYT	[***]	[***]	[***]	[***]	[***]	%	[***]
Type T safety clamp - 6 segments	[***]	[***]	[***]	[***]	[***]	%	[***]

NOTE:

The above equipment list are tools that were rented for SPN ARO projects

All Charges are Shop to Shop

Inspections and Repairs will be billed at Actual Cost to Client

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

CSI Technologies

Consultant and Resin

SPN ARO Pricing

Mar-11

Description	Book Rate	Cost	O/H Cost	Total Cost	Discount
Consultant – Travel to/from location or standby (Dom), Per Day	[***]	[***]	[***]	[***]	[***]	%
Consultant on-site (Domestic), Per Day	[***]	[***]	[***]	[***]	[***]	%
Ultraseal R Resin Per Bbl	[***]	[***]	[***]	[***]	[***]	%
Expenses / Domestic Lodging (actual cost)	[***]
Expenses – Travel-Meals, Mileage, Tolls (actual cost)	[***]

Notes:  All Charges are Shop to Shop

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

PRICE CATALOG

OFFSHORE SERVICE

LAND SERVICE

Effective Date:  October 1, 2006

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Harvey Office

Physical Address:	1215 Peters Road Harvey, LA 70058 Toll Free: (800) 837-7117 Phone: (504) 392-2579 Fax: (504) 392-1688

Mailing Address:	Post Office Box 1507 Harvey, LA 70059

Phillip Jaudon	President	phillip.jaudon@fastorqllc.com
Joe Boudreaux	Vice President/General Manager	joe.boudreaux@fastorqllc.com
Jeff Teague	Controller	jeff.teague@fastorqllc.com
Larry Gibson	HSE	larry.gibson@fastorqllc.com
Kendall Gilmer	Sales Manager	kendall.gilmer@fastorqllc.com
Teddy Blanchard	Operations Manager	teddy.blanchard@fastorqllc.com
Kenny Bayhi	District Manager	kenny.bayhi@fastorqllc.com

Broussard Office

Physical Address:	102 Thru-Way Park Road Broussard, LA 70518 Toll Free: (888) 651-0707 Phone: (337) 839-0441 Fax: (337) 839-0446

Kirk Clulee	District Manager	kirk.clulee@fastorqllc.com
James Holden	Assistant Oper. Mgr.	james.holden@fastorqllc.com

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Table of Contents

SECTION 1 - OFFSHORE SERVICES

Personnel and Mileage	Page 1-1

Nipple Up Services	Page 1-2

Casing Saw Services	Page 1-3

BOP Testing and Pump Rentals	Page 1-4

Stack Lift Systems	Page 1-5

Slot Recovery Services	Page 1-6

Hydraulic Stud Tensioning	Page 1-8

Ultrasonic Extensometer	Page 1-8

SECTION 2 - LAND SERVICES

Personnel and Mileage	Page 2-1

BOP Torque and Testing	Page 2-2

Casing Saw Service	Page 2-3

Stack Lift Systems	Page 2-3

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Fastorq Price Book

Offshore Services

Personnel & Mileage:

Price Book #	Description	Unit of Measure	Price	Cost	Discount
100-001	Technician	Hr	[***]	[***]	[***]	%
100-002	Technician Assistant	Hr	[***]	[***]	[***]	%
100-101	Technician Day Rate	Day	[***]	[***]	[***]	%
100-102	Technician Assistant Day Rate	Day	[***]	[***]	[***]	%
100-201	Supervisor Specialist	Hr	[***]	[***]	[***]	%
100-202	Supervisor Specialist Day Rate	Day	[***]	[***]	[***]	%
100-301	Mileage Personnel RT	MI	[***]	[***]	[***]	%
100-302	Mileage Equipment RT	MI	[***]	[***]	[***]	%
100-350	Fuel Surcharge as per Transport Vendor	Ea	[***]	[***]	[***]	%
100-401	Environmental Charge (NU & CS)	Job	[***]	[***]	[***]	%
100-402	Environmental Charge (Test, SR, SL, Ten/UT)	Job	[***]	[***]	[***]	%
100-MSC	Miscellaneous	Ea	[***]	[***]	[***]	%

All Offshore Personnel and Equipment Rates are shop to shop with an eight hour minimum.

When Personnel Day Rates are applied, arrival day will be billed actual hours from shop departure time until 12:00 midnight and departure day will be billed actual hours from 12:00 am until shop return time.

Note: All consumable items on following pages will be subject to change based on manufacture’s pricing.

1

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Fastorq Price Book

Offshore Services

Nipple Up Services:

Price Book #	Description	Unit of Measure	Price	Cost	Discount
101-100	Nipple Up Unit	Hr	[***]	[***]	[***]	%
101-102	Bonnet Bolt Tool	Day	[***]	[***]	[***]	%
101-200	Nut Splitter AS 105	Day	[***]	[***]	[***]	%
101-201	Nut Splitter AS 200	Day	[***]	[***]	[***]	%
101-202	Nut Splitter AS 204	Day	[***]	[***]	[***]	%
101-203	Nut Splitter AS 210	Day	[***]	[***]	[***]	%
101-204	Nut Splitter AS 308	Day	[***]	[***]	[***]	%
101-205	Nut Splitter AS 314	Day	[***]	[***]	[***]	%
101-300	Low Profile Stud Remover 1 3/8" Min 2 Day Chrg	Day	[***]	[***]	[***]	%
101-301	Low Profile Stud Remover 1 1/2" Min 2 Day Chrg	Day	[***]	[***]	[***]	%
101-302	Low Profile Stud Remover 1 5/8" Min 2 Day Chrg	Day	[***]	[***]	[***]	%
101-303	Low Profile Stud Remover 1 314" Min 2 Day Chrg	Day	[***]	[***]	[***]	%
101-304	Low Profile Stud Remover 1 7/8" Min 2 Day Chrg	Day	[***]	[***]	[***]	%
101-400	Small Pneumatic Stud Driver	Day	[***]	[***]	[***]	%
101-401	Large Pneumatic Stud Driver	Day	[***]	[***]	[***]	%
101-402	Sioux Pneumatic Bolt Saw	Day	[***]	[***]	[***]	%
101-403	MOT6-18 Fein Pnuematic Bolt Saw	Day	[***]	[***]	[***]	%
101-404	Small Pneumatic Band Saw w/4 1/2" Throat	Day	[***]	[***]	[***]	%
101-405	Large Pneumatic Band Saw w/ 7" Throat	Day	[***]	[***]	[***]	%
101-406	Flange Spreader	Day	[***]	[***]	[***]	%
101-407	Specialty Tool Safety Gear	Day	[***]	[***]	[***]	%
101-408	Specialty Tool Package	Day	[***]	[***]	[***]	%
101-500	1" Impact	Day	[***]	[***]	[***]	%
101-501	1 1/2" One Man Impact	Day	[***]	[***]	[***]	%
101-502	1 1/2" Two Man Impact	Day	[***]	[***]	[***]	%
101-503	2 1/2" Impact	Day	[***]	[***]	[***]	%
101-504	3 1/2" Impact	Day	[***]	[***]	[***]	%
101-505	2 1/2" Air Hose 100 Ft	Day	[***]	[***]	[***]	%
101-506	1 1/2" x 2 1/2" Adaptor	Day	[***]	[***]	[***]	%
101-507	2 1/2" x 3 1/2" Adaptor	Day	[***]	[***]	[***]	%
101-508	Air Compressor 185 CFM	Day	[***]	[***]	[***]	%
101-600	Nut Splitter Chisel AS 105-AS 200	Ea	[***]	[***]	[***]	%
101-601	Nut Splitter Chisel AS 204-AS 210	Ea	[***]	[***]	[***]	%
101-602	Nut Splitter Chisel AS 308-AS 314	Ea	[***]	[***]	[***]	%
101-700	Small Pneumatic Stud Driver Blade	Ea	[***]	[***]	[***]	%
101-701	Large Pneumatic Stud Driver Blade	Ea	[***]	[***]	[***]	%
101-702	Sioux Pneumatic Bolt Saw Blade	Ea	[***]	[***]	[***]	%
101-703	MOT6-18 Fein Pneumatic Bolt Saw Blade	Ea	[***]	[***]	[***]	%
101-704	Small Pneumatic Band Saw Blade	Ea	[***]	[***]	[***]	%
101-705	Large Pneumatic Band Saw Blade	Ea	[***]	[***]	[***]	%
101-MSC	Miscellaneous	Ea	[***]	[***]	[***]	%

There will be no standby charge for Nipple Up units while stationed at dock facility or when left on location between jobs.

2

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Fastorq Price Book

Offshore Services

Specialty Tool Package includes one of each of the following; small stud driver, large stud driver, Sioux bolt saw, MOT6-18 Fein bolt saw, small band saw, and large band saw. All specialty tools are billed each day away from the shop unless otherwise stated.

3

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Fastorq Price Book

Offshore Services

Casing Saw Service:

Price Book #	Description	Unit of Measure	Price	Cost	Discount
102-100	Casing Cut 4" - 16"	Cut	[***]	[***]	[***]	%
102-101	Casing Cut 17" - 20"	Cut	[***]	[***]	[***]	%
102-102	Casing Cut 21" - 26"	Cut	[***]	[***]	[***]	%
102-103	Casing Cut 27" - 36"	Cut	[***]	[***]	[***]	%
102-200	Wachs Travel Cutter 7" - 36" Standby	Day	[***]	[***]	[***]	%
102-201	DL Ricci Lathe Cutter 5" - 20" Standby	Day	[***]	[***]	[***]	%
102-202	DL Ricci Lathe Cutter 21" - 26" Standby	Day	[***]	[***]	[***]	%
102-300	D.L. Ricci Blade Set	Ea	[***]	[***]	[***]	%
102-400	Wachs 6" HSS Slitter Blade	Ea	[***]	[***]	[***]	%
102-401	Wachs 6" Carbide Slitter Blade	Ea	[***]	[***]	[***]	%
102-402	Wachs 7" HSS Slitter Blade	Ea	[***]	[***]	[***]	%
102-403	Wachs 7" Carbide Slitter Blade	Ea	[***]	[***]	[***]	%
102-404	Wachs 8" HSS Slitter Blade	Ea	[***]	[***]	[***]	%
102-405	Wachs 8" Carbide Slitter Blade	Ea	[***]	[***]	[***]	%
102-406	Wachs 5" HSS Bevel Blade	Ea	[***]	[***]	[***]	%
102-407	Wachs 6" HSS Bevel Blade	Ea	[***]	[***]	[***]	%
102-408	Wachs 7" HSS Bevel Blade	Ea	[***]	[***]	[***]	%
102-500	Re-Sharpen Blades	Ea	[***]	[***]	[***]	%
102-600	Air Compressor	Ea	[***]	[***]	[***]	%
102-700	Inside Bevel Charge	Ea	[***]	[***]	[***]	%
102-800	Fluid Recovery Drill	Day	[***]	[***]	[***]	%
102-801	Fluid Recovery Drill Bit	Ea	[***]	[***]	[***]	%
102-802	Fluid Recovery Drilling Charge	Ea	[***]	[***]	[***]	%
102-MSC	Miscellaneous	Ea	[***]	[***]	[***]	%

Casing saw standby rates apply for each day equipment is away from shop except for the day that the cut charge applies unless otherwise stated.

4

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Fastorq Price Book

Offshore Services

BOP Testing & Pump Rentals:

Price Book #	Description	Unit of Measure	Price	Cost	Discount
103-100	10M Diesel Test Unit Min 3 Day Chrg	Ea	[***]	[***]	[***]	%
103-101	10M Diesel Test Unit Addtl Day Chrg	Day	[***]	[***]	[***]	%
103-102	15M Diesel Test Unit Min 3 Day Chrg	Ea	[***]	[***]	[***]	%
103-103	15M Diesel Test Unit Addtl Day Chrg	Day	[***]	[***]	[***]	%
103-104	20M Diesel Test Unit Min 3 Day Chrg	Ea	[***]	[***]	[***]	%
103-105	20M Diesel Test Unit Addtl Day Chrg	Day	[***]	[***]	[***]	%
103-106	Haskel Pneumatic Pump 10M Package	Ea	[***]	[***]	[***]	%
103-107	Haskel Pneumatic Pump 15M Package	Day	[***]	[***]	[***]	%
103-200	Test Hose 25ft Section Min 3 Day Chrg	Ea	[***]	[***]	[***]	%
103-201	Test Hose 25ft Section Addlt Day Chrg	Day	[***]	[***]	[***]	%
103-300	10M Chart Recorder Min 3 Day Chrg	Ea	[***]	[***]	[***]	%
103-301	10M Chart Recorder Addtl Day Chrg	Day	[***]	[***]	[***]	%
103-302	15M Chart Recorder Min 3 Day Chrg	Ea	[***]	[***]	[***]	%
103-303	15M Chart Recorder Addtl Day Chrg	Day	[***]	[***]	[***]	%
103-304	20M Chart Recorder Min 3 Day Chrg	Ea	[***]	[***]	[***]	%
103-305	20M Chart Recorder Addtl Day Chrg	Day	[***]	[***]	[***]	%
103-400	1502 Weco Connector Min 3 Day Chrg	Ea	[***]	[***]	[***]	%
103-401	1502 Weco Connector Addtl Day Chrg	Day	[***]	[***]	[***]	%
103-402	2002 Weco Connector Min 3 Day Chrg	Ea	[***]	[***]	[***]	%
103-403	2002 Weco Connector Addtl Day Chrg	Day	[***]	[***]	[***]	%
103-500	Box of Chart Paper	Ea	[***]	[***]	[***]	%
103-501	Pack of Chart Pens	Ea	[***]	[***]	[***]	%
103-502	10M Bleed Off Valve	Ea	[***]	[***]	[***]	%
103-503	20M Bleed Off Valve	Ea	[***]	[***]	[***]	%
103-504	Sub Teflon 0-Ring	Ea	[***]	[***]	[***]	%
103-505	Test Plug 0-Ring	Ea	[***]	[***]	[***]	%
103-MSC	Miscellaneous	Ea	[***]	[***]	[***]	%

All diesel powered hydrostatic test pump service rates include; test pump, pump in subs, and high pressure hose.

Haskel Pneumatic Test Pump Packages include; test hose, chart recorder, water filter, and Weco connection.

5

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Fastorq Price Book

Offshore Services

Stack Lift Systems:

Price Book #	Description	Unit of Measure	Price	Cost	Discount
104-100	Dual Safe Lift System	Day	[***]	[***]	[***]	%
104-101	Dual Safe Lift System Stby no Personnel	Day	[***]	[***]	[***]	%
104-102	Weight Load Cells	Day	[***]	[***]	[***]	%
104-104	Dual Cable Surcharge	Job	[***]	[***]	[***]	%
104-105	Dual Heavy Lift Surcharge Over 150,000#	Job	[***]	[***]	[***]	%
104-200	Quad Safe Lift System	Day	[***]	[***]	[***]	%
104-201	Quad Safe Lift System Stby no Personnel	Day	[***]	[***]	[***]	%
104-202	Quad Cable Surcharge	Job	[***]	[***]	[***]	%
104-300	Quick Lift Deck System	Day	[***]	[***]	[***]	%
104-MSC	Miscellaneous	Ea	[***]	[***]	[***]	%

Winch Package includes; (1) skid mounted power unit, (2) winches with cable, (2) double line sheaves, and misc. slings.

Weight Load Cells will be provided upon request.

Double Line Sheaves are used on all offshore jobs as an added safety precaution, and are required for all Inland Barge Rigs, as well as, Land Rigs when lift exceeds 150,000 lbs.

Heavy Lift Surcharge will apply for all dual winch lifts over 150,000 lbs. Heavy Lift Surcharge will not apply for Quad Lift System

Quad Safe Lift System includes; (2) skid mounted power units or (1) quad bank skid mounted power unit, (1) modular base frame, (4) winches with cable, (4) double line sheaves, and misc. slings.

6

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Fastorq Price Book

Offshore Services

Slot Recovery Services:

Price Book #	Description	Unit of Measure	Price	Cost	Discount
105-100	7" - 10 3/4" Equipment Package	Day	[***]	[***]	[***]	%
105-101	7" - 10 3/4" Equipment Package Standby Chrg	Day	[***]	[***]	[***]	%
105-102	11 3/4" - 16" Equipment Package	Day	[***]	[***]	[***]	%
105-103	11 3/4" - 16" Equipment Package Standby Chrg	Day	[***]	[***]	[***]	%
105-104	20" - 24" Equipment Package	Day	[***]	[***]	[***]	%
105-105	20" - 24" Equipment Package Standby Chrg	Day	[***]	[***]	[***]	%
105-106	26" - 32" Equipment Package	Day	[***]	[***]	[***]	%
105-107	26" - 32" Equipment Package Standby Chrg	Day	[***]	[***]	[***]	%
105-108	50' Skid Beam Package	Day	[***]	[***]	[***]	%
105-109	25' Skid Beam Package	Day	[***]	[***]	[***]	%
105-110	36" x 10' Set of 2 Beams	Day	[***]	[***]	[***]	%
105-111	24" x 10' Set of 2 Beams	Day	[***]	[***]	[***]	%
105-112	36"-48" Equipment Package	Day	[***]	[***]	[***]	%
105-113	36"-48" Equipment Package Standby Charge	Day	[***]	[***]	[***]	%
105-200	Cutting Charge 7" - 10 3/4"	Ea	[***]	[***]	[***]	%
105-200-50	Cutting Charge 7" - 10 3/4" (after 10th cut)	Ea	[***]	[***]	[***]	%
105-201	Cutting Charge 11 3/4" - 16"	Ea	[***]	[***]	[***]	%
105-201-50	Cutting Charge 11 3/4" - 16"(after 10th cut)	Ea	[***]	[***]	[***]	%
105-202	Cutting Charge 20" - 24"	Ea	[***]	[***]	[***]	%
105-202-50	Cutting Charge 20" - 24" (after 10th cut)	Ea	[***]	[***]	[***]	%
105-203	Cutting Charge 26" - 32"	Ea	[***]	[***]	[***]	%
105-203-50	Cutting Charge 26" - 32" (after 10th cut)	Ea	[***]	[***]	[***]	%
105-204	Cutting Charge Tubing	Ea	[***]	[***]	[***]	%
105-204-50	Cutting Charge Tubing (after 10th cut)	Ea	[***]	[***]	[***]	%
105-205	Cutting Charge 36" - 48"	Ea	[***]	[***]	[***]	%
105-205-50	Cutting Charge 36" - 48" (after 10th cut)	Ea	[***]	[***]	[***]	%
105-300	Drilling Charge 7" - 10 314"	Ea	[***]	[***]	[***]	%
105-301	Drilling Charge 11 3/4" - 16"	Ea	[***]	[***]	[***]	%
105-302	Drilling Charge 20" - 24"	Ea	[***]	[***]	[***]	%
105-303	Drilling Charge 26" - 32"	Ea	[***]	[***]	[***]	%
105-304	Drilling Charge Tubing	Ea	[***]	[***]	[***]	%
105-305	Drilling Charge 36" - 48"	Ea	[***]	[***]	[***]	%
105-400	9" Hyd. Multiple String Saw (Model C)	Day	[***]	[***]	[***]	%
105-401	10"Hyd. Multiple String Saw (Model Super C)	Day	[***]	[***]	[***]	%
105-402	16" Hyd. Multiple String Saw (Model D)	Day	[***]	[***]	[***]	%
105-403	24" Hyd. Multiple String Saw (Model Super D)	Day	[***]	[***]	[***]	%
105-404	32" Hyd Multiple String Saw (Model E)	Day	[***]	[***]	[***]	%
105-405	48" Hyd. Multiple String Saw (Model BS48)	Day	[***]	[***]	[***]	%
105-500	Power Unit - 15 GPM	Day	[***]	[***]	[***]	%
105-501	Power Unit - 20-30 GPM	Day	[***]	[***]	[***]	%
105-520	Hydraulic Drill Press	Day	[***]	[***]	[***]	%
105-521	Dual Hydraulic Drill Press	Day	[***]	[***]	[***]	%
105-540	Hose Reel - 150'	Day	[***]	[***]	[***]	%
105-541	Hose Reel - 300' Plus	Day	[***]	[***]	[***]	%
105-550	Transport Basket	Day	[***]	[***]	[***]	%

7

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Fastorq Price Book

Offshore Services

Cutting and drilling charges are for each section of casing cut with no limit on the number of strings cemented together. All cutting charges will be discounted 50% after the first 10 cuts per well.

Slot Recovery Expendables and description of Slot Recovery Packages shown on Page 1-7.

8

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Fastorq Price Book

Offshore Services

Slot Recovery Expendables:

Price Book #	Description	Unit of Measure	Price	Cost	Discount
105-600	Model C Blades	Ea	[***]	[***]	[***]	%
105-601	Model Super C Blades	Ea	[***]	[***]	[***]	%
105-602	Model D Saw Blades	Ea	[***]	[***]	[***]	%
105-603	Model Super D Blades	Ea	[***]	[***]	[***]	%
105-604	Model E Saw Blades	Ea	[***]	[***]	[***]	%
105-605	48" Standard M42 Bandsaw Blade	Ea	[***]	[***]	[***]	%
105-606	48" Carbide Tipped Bandsaw Blade	Ea	[***]	[***]	[***]	%
105-700	2 1/4" Plate Cutters	Ea	[***]	[***]	[***]	%
105-701	3 1/2" Plate Cutters	Ea	[***]	[***]	[***]	%
105-702	4 112" Plate Cutters	Ea	[***]	[***]	[***]	%
105-703	6" Plate Cutters	Ea	[***]	[***]	[***]	%
105-800	2 1/4" Hole Saws	Ea	[***]	[***]	[***]	%
105-801	3 1/2" Hole Saws	Ea	[***]	[***]	[***]	%
105-802	4 1/2" Hole Saws	Ea	[***]	[***]	[***]	%
105-803	6" Hole Saws	Ea	[***]	[***]	[***]	%
105-900	3 1/2" x 12"-16" Core Bit	Ea	[***]	[***]	[***]	%
105-901	4 1/2" x 12"-16" Core Bit	Ea	[***]	[***]	[***]	%
105-902	6" x 12"-16" Core Bit	Ea	[***]	[***]	[***]	%
105-950	Slot Recovery Specialty Tool Pkg	Ea	[***]	[***]	[***]	%
105-MSC	Miscellaneous	Ea	[***]	[***]	[***]	%

Slot Recovery Expendable Rates are subject to change based on manufacturer’s pricing.

Slot Recovery Equipment Packages:

Pipe Size	Equipment Description
7" - 10 ¾" Equipment Package	Equipment package includes (2) Model C casing saws, (2) power units, (2) hose reels, (2) drill presses, (2) 2 7/8" pins, (2) 1 3/4" slings, and (2) 35 ton shackles.
11 3/4" - 16" Equipment Package	Equipment package includes (2) Model D casing saws, (2) power units, (2) hose reels, (2) drill presses, (2) 2 7/8" pins, (2) 1 3/4" slings, and (2) 55 ton shackles.
20" - 24" Equipment Package	Equipment package includes (2) Model Super D casing saws, (2) power units, (2) hose reels, (2) drill presses, (2) 4" pins, (2) 2 1/2" slings, and (2) 55 ton shackles.
26" - 32" Equipment Package	Equipment package includes (2) Model E casing saws, (2) power units, (2) hose reels, (2) drill presses, (2) 4" pins, (2) 2 1/2" slings, and (2) 55 ton shackles.
36" - 48" Equipment Package	Equipment package includes (1) BS48 Bandsaw, (1) power unit, (1) hose reel, (2) drill presses, (2) 4" pins, (2) 2 1/2" slings, and (2) 55 ton shackles.
Slot Recovery Specialty Tool Package	Package includes small cement hammer, large cement hammer, (2) scalers, saws-all, 4 112" throat bandsaw, and MOTE-18 Fein saw.

Slot Recovery Package rates include the above listed equipment.

Additional equipment not included in the Slot Recovery Equipment Packages will be billed separately.

9

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Fastorq Price Book

Offshore Services

5" Pins, 3" Slings, and 85 Ton Shackles are available for casing string weight exceeding 185,000 lbs.

Hydraulic Stud Tensioning:

Price Book #	Description	Unit of Measure	Price	Cost	Discount
106-100	3/4" Tensioner Min 3 Day	Day	[***]	[***]	[***]	%
106-101	7/8" Tensioner Min 3 Day	Day	[***]	[***]	[***]	%
106-102	1" Tensioner Min 3 Day	Day	[***]	[***]	[***]	%
106-103	1 1/8" Tensioner Min 3 Day	Day	[***]	[***]	[***]	%
106-104	1 1/4" Tensioner Min 3 Day	Day	[***]	[***]	[***]	%
106-105	1 3/8" Tensioner Min 3 Day	Day	[***]	[***]	[***]	%
106-106	1 112" Tensioner Min 3 Day	Day	[***]	[***]	[***]	%
106-107	1 3/4" Tensioner Min 3 Day	Day	[***]	[***]	[***]	%
106-108	1 5/8" Tensioner Min 3 Day	Day	[***]	[***]	[***]	%
106-109	2" Tensioner Min 3 Day	Day	[***]	[***]	[***]	%
106-110	2 1/4" Tensioner Min 3 Day	Day	[***]	[***]	[***]	%
106-111	2 1/2" Tensioner Min 3 Day	Day	[***]	[***]	[***]	%
106-112	2 3/4" Tensioner Min 3 Day	Day	[***]	[***]	[***]	%
106-113	3" Tensioner Min 3 Day	Day	[***]	[***]	[***]	%
106-114	3 1/4" Tensioner Min 3 Day	Day	[***]	[***]	[***]	%
106-115	3 1/2" Tensioner Min 3 Day	Day	[***]	[***]	[***]	%
106-116	3 3/4" Tensioner Min 3 Day	Day	[***]	[***]	[***]	%
106-117	4" Tensioner Min 3 Day	Day	[***]	[***]	[***]	%
106-200	20M Tensioner Pump Min 3 Day	Day	[***]	[***]	[***]	%
106-300	20M Hose Assembly Min 3 Day	Day	[***]	[***]	[***]	%
106-MSC	Miscellaneous	Ea	[***]	[***]	[***]	%

All Tensioning rates are per each item.

All Tensioning Equipment will be billed each day away from the shop.

Ultrasonic Extensometer:

Price Book #	Description	Unit of Measure	Price	Cost	Discount
107-100	Ultrasonic Extensometer	Hr	[***]	[***]	[***]	%
107-200	Additional Transducer & Cables	Day	[***]	[***]	[***]	%
107-MSC	Miscellaneous	Ea	[***]	[***]	[***]	%

Hourly Ultrasonic Extensometer rates include (1) bolt gauge, (1) transducer, (1) transducer cable, and will be billed based on personnel dock to dock time.

Ultrasonic Extensometer charges are in addition to Bolting and Tensioning charges.

10

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Offshore Services

SERVICE LOCATIONS

1215 PETERS ROAD
HARVEY, LA 70058
TOLL FREE: (800) 837-7117
PHONE: (504) 392-2579
FAX: (504) 392-1688

102 THRU-WAY PARK ROAD
BROUSSARD, LA 70518
TOLL FREE: (888) 651-0707
PHONE: (337) 839-0441
FAX: (337) 839-0446

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Offshore Services

H B Rentals

Rates for SPN ARO Agreement

Mar-11

Description	Book Rate		Current Rate		Total Cost		Book Discount
6 - Man BOS	$	[***]	$	[***]	$	[***]	[***]	%
12 - Man Sleeper	$	[***]	$	[***]	$	[***]	[***]	%
Utility	$	[***]	$	[***]	$	[***]	[***]	%
Galley	$	[***]	$	[***]	$	[***]	[***]	%
Gas Detection per Bldg.	$	[***]	$	[***]	$	[***]	[***]	%
Slings	$	[***]	$	[***]	$	[***]	[***]	%
1000 Gallon Red Fox	$	[***]	$	[***]	$	[***]	[***]	%
1500 Gallon Red Fox	$	[***]	$	[***]	$	[***]	[***]	%
Water Manifold	$	[***]	$	[***]	$	[***]	[***]	%
Dual Water Distribution	$	[***]	$	[***]	$	[***]	[***]	%
Life Jackets	$	[***]	$	[***]	$	[***]	[***]	%
Linens per building	$	[***]	$	[***]	$	[***]	[***]	%
Ice Machine	$	[***]	$	[***]	$	[***]	[***]	%
Satellite System/TV	$	[***]	$	[***]	$	[***]	[***]	%
400 Amp Distribution Panel	$	[***]	$	[***]	$	[***]	[***]	%
Dual 400 Watt Light	$	[***]	$	[***]	$	[***]	[***]	%
Offshore Porch	$	[***]	$	[***]	$	[***]	[***]	%
Offshore Stairs	$	[***]	$	[***]	$	[***]	[***]	%
Receptacle Rack	$	[***]	$	[***]	$	[***]	[***]	%
Hoses (50 ft of 1”)	$	[***]	$	[***]	$	[***]	[***]	%
Power Cord (125 ft 4/4 SO Cord	$	[***]	$	[***]	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Offshore Services

Description	Book Rate		Current Rate		Base Labor Cost		COGS		O/H Cost		Total Cost		Book Discount
1) Calibration Charge per set up for gas detection	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	%
2) Hourly rate for Set up and Tear Down	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	%
3) Mileage Charge	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%	[***]	%

Notes:

1)                                      All charges are Shop to Shop

2)                                      All Transportation furnished by Client

3)                                      All Repairs will be charged to customer

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Offshore Services

International Snubbing Services

SPN ARO Agreement Pricing

Mar-11

Description	QTY	UNIT
225K or 340K HWO 5M Package (Workover Only)

Equipment in Package:

HWO 225/340K Unit with Work Basket, Heavy Duty Gin Pole, Counter Balance Winch Package, 6 ft. Window with 11 1/2” ID
Hydraulic Power Pack	2
1,000 Gallon Fuel Tank	1
Rotary - 6,000 FT LBS @ 140 RPM	1
5M Circulating Swivel	1
Hydraulic Slip Bowls	3
Tool House Complete with Spares and Hand Tools	1
5M Well Service Pump with Suction Hose	1
100 Barrel Tank with Gas Buster	1
Single Pin Chart Recorder	1
Sections High Pressure Hose to Rig up	1 Set
250 ft. Chicksan Iron Package (Standard Service)	1
Dual Air Test Pump	1
5 1/2” UHT HYD Tubing Tongs with Backups	2
11” or 13 5/8” 5M Annular BOP 5M Bottom 5M Top	1
11” or 13 5/8” Double Ram BOP with Blind Shear and VBR Rams	1
11” or 13 5/8” 5M Single Ram BOP with VBR Rams International Snubbing Services SPN ARO Agreement Pricing	1
5M Choke and Kill Manual and HCR Valves Mar-11	1
150 KW Generator Set with Transformer and Lighting Panel	1
185 CFM Air Compressor	1
10 BBL Trip Tank	1
120 Gallon 6 Station Accumulator with Dual Remote Panels & Koomey Hoses	1
5M Dual Choke and Circulating Manifold	1

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Offshore Services

Hydraulic Torque Wrench	1
3” Fluid Transfer Pumps (Electric)	2
Deck Stand Lights	2

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Offshore Services

	QTY		QTY
HWO Package Personnel
Personnel
Supervisor, per hour	1	12 Hr Ops	1	24 Hr Ops
Operator	1	12 Hr Ops	2	24 Hr Ops
Asst. Operator	1	12 Hr Ops	2	24 Hr Ops
Tong Operator	1	12 Hr Ops	2	24 Hr Ops
Floorman	1	12 Hr Ops	2	24 Hr Ops
Helper	1	12 Hr Ops	2	24 Hr Ops

		Market Rate	12 Hour Cost	24 Hour Cost
12 Hour Operations		$ [***]	$ [***]
24 Hour Operations		$ [***]		$ [***]

Outside HWO Package
Bop Riser Spools @ cost if required
DSA’s
Extra Mud Pump
Sale Items @ Cost
BOP Rubber Goods @ Cost
Tong Dies @ Cost
Slip Dies @ Cost
Ring Gaskets @ Cost
EMS 1 PVT System @ Cost
Communication Package Includes 12 Stations @ Cost
Additional Equipment Requested by Company:
Trucking
Weight Distribution System

*Note: All Charges are shop to shop

	UOM	Market Price		Total Cost
HWO Package Personnel & Travel
Personnel (Hourly Rate)
Supervisor, per hour	hour	$	[***]	$	[***]
Operator	hour	$	[***]	$	[***]
Asst. Operator	hour	$	[***]	$	[***]
Tong Operator	hour	$	[***]	$	[***]
Floorman	hour	$	[***]	$	[***]
Helper	hour	$	[***]	$	[***]

Subsistance		$	[***]
Mileage (per vehicle)		$	[***]	$	[***]
Crew Travel ( Hourly Rate)

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Offshore Services

Pre Tour Safety Meetings (Hourly Rate)

Derrick Barge Division

SPN ARO Project Pricing

Mar-11

Vessel:	Daily Operating Expenses		Avg. Daily Op Exp incl Depr		Daily Cost
DB Performance/Pacesetter	$	[***]	$	[***]	$	[***]

Note: This is manning for 24 hr. operation

DB Performance

American Crew		Foreign Nationals
1	Superintendent	10	Riggers
2	Deck Foreman	8	Mechanics
2	Leaderman	4	Electricians
2	Big Rig Operator	2	Oiler
2	Tower Operator	24	Total
2	Little Rig Operator
2	Assit. Chief Eng
2	Welder
2	Clerk
2	Oiler
2	Warehouseman
21	Total

AHT S. Pacesetter

American Crew		Foreign Nationals
1	Master	1	Chief Officer
		1	2nd Officer
		1	Chief Engineer
		1	2nd Engineer
		1	Cook
		2	Oiler
		4	A/B
		11	Total

Notes:

1)             Vessel Communications package cost (included in dayrate)

2)             Fuel Not Included in Rates - Client Provides Fuel

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Offshore Services

3)             Meals and Bunk Cost - $[***]/man/day

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Offshore Services

Marine Liftboat Division

SPN ARO Project Pricing

Mar-11

Size		Daily Operating Expense		Depreciation		Total Cost for 12 hour operation		Add. Crane Operator(s) Req’d. for 24 Hours Ops.		Add. Cook Req’d. for 24 Hours Ops.		Add. Hand(s) Req’d. for 24 Hours Ops.		Total Cost for 24 hour operation		Dayrates		24 Hr. Discount
145 -	150	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
160 -	170	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
	175	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
	200	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
	230	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
	245	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
	250	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
	265	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%

Additional Personnel Charges to the Customer

Dayrate is inclusive of regulation crew.  Each vessel is required to maintain a certain number of crew members.  If the customer would like additional crew members the following are available at additional costs.

Personnel Overtime Charges to the Customer

	Book		Cost		Discount
Vessel Officer Overtime	$	[***]	$	[***]	[***]	%
Crane Operator Overtime	$	[***]	$	[***]	[***]	%
Cook / OS Overtime	$	[***]	$	[***]	[***]	%

Additional Charges based on usage

	Book		Cost		Discount
Not included in the dayrate are charges are the following:
O/B Pump per day if used	$	[***]	$	[***]	[***]	%
Bunk (per bunk per day)	$	[***]	$	[***]	[***]	%
Meals (per meal)	$	[***]	$	[***]	[***]	%
Trash Compactor Bag	$	[***]	$	[***]	[***]	%
Communications (VSAT System)	$	[***]	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Fuel, Water, Consumables are billed directly to the customer

Production Management Industries

SPN ARO Pricing

Mar-11

2010
Catalog #	Description	PMI Dept	Market/Book		UOM	Cost		Discount

Offshore Tank & Vessel Cleaning & Maintenance Rates

PERSONNEL

TP002	2 - Man Labor Package	Offshore	$	[***]	HR	$	[***]	[***]	%
TP003	3 - Man Labor Package	Offshore	$	[***]	HR	$	[***]	[***]	%
TP004	4 - Man Labor Package	Offshore	$	[***]	HR	$	[***]	[***]	%
TP005	Senior Project Manager	Offshore	$	[***]	HR	$	[***]	[***]	%
TP006	Project Manager	Offshore	$	[***]	HR	$	[***]	[***]	%
TP007	Offshore Technical Consulting	Offshore	$	[***]	HR	$	[***]	[***]	%
TP102	Site Safety Coordinator	Offshore	$	[***]	HR	$	[***]	[***]	%
TP201	Site Manager/RSO	Offshore	$	[***]	HR	$	[***]	[***]	%
TP202	Site Supervisor	Offshore	$	[***]	HR	$	[***]	[***]	%
TP203	Foreman	Offshore	$	[***]	HR	$	[***]	[***]	%
TP204	Field Technician	Offshore	$	[***]	HR	$	[***]	[***]	%
TP205	Equipment Operator	Offshore	$	[***]	HR	$	[***]	[***]	%
TP206	NORM/Hazmat Technician	Offshore	$	[***]	HR	$	[***]	[***]	%
TP207	NORM/Hazmat Worker	Offshore	$	[***]	HR	$	[***]	[***]	%
TP213	RSO Additional Charge	Offshore	$	[***]	HR	$	[***]
TP214	Holiday Pay-8 hours (Crew Hourly Rate)	Offshore	$	[***]	HR	$	[***]
TP401	Per Diem Meals	Offshore	$	[***]	DAY	$	[***]	[***]	%
TP402	Per Diem Lodging	Offshore	$	[***]	DAY	$	[***]	[***]	%
TP403	Per Diem Meals & Lodging	Offshore	$	[***]	DAY	$	[***]	[***]	%
TP405	Personnel Travel Time (At Crew Hourly Rate)	Offshore			HR	$	[***]
FIELD EQUIPMENT
TE001	Survey Meter - Day	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE002	Frisker	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE003	Air Sampler	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE006	Tri-Gas Meter	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE007	Continuous Monitor Tri-Gas Meter	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE018	Drip Pan	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE020	Hand Tool Box	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE027	Small Hand Power and Air Tools	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE028	Pneumatic Band Saw	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE029	Pneumatic Reciprocating Saw	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE031	Combination Survey Meter / Frisker	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE032	30 KW Generator	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE033	Pneumatic Hacksaw w/ Vise	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE034	Intrinsically Safe Hand Held Radios	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE102	15 BBL Cutting Box	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE103	4' X 8' Cargo Basket w/ sling	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE104	5' X 9" Cargo Basket w/ sling	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE107	Confined Space Entry Package	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE108	Small Tool House (w/ tools)	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE109	Medium Tool House (w/ tools)	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE110	Large Tool House (w/ tools)	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE111	250 CFM Compressor	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE112	375 CFM Compressor	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE113	Explosion Proof Electric Light	Offshore	$	[***]	DAY	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Production Management Industries

SPN ARO Pricing

Mar-11

2010
Catalog #	Description	PMI Dept	Market/Book		UOM	Cost		Discount

TE114	1" Air Hose	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE115	Vertical Retrieval System	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE116	Rope Ladder	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE117	Safety Belt w/ Dual Lanyards	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE118	1" Impact Wrench w/ Sockets	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE119	1/2" Impact Wrench w/ Sockets	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE120	Hydraulic Flange Spreader	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE121	Draeger Air Sampling Pump	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE122	Cutting Torch, Hose and Gauges per set	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE123	Air Horn	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE124	15 Bbl Cutting Box Vacuum Adapter Lid	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE125	4' X 6' Aluminum Tool Box w/ sling	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE127	Manual Flange Spreader	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE128	25 Bbl IM-101 Tank w/ sling	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE130	Set Hammer Wrenches	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE131	2- Bottle Breathing Air Cascade	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE133	1 1/2" Impact Wrench w/Sockets	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE134	20" Turbine Blower	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE136	SCBA (5-Minute) Hip Pack	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE139	12' x 52' x 1" Portable Containment Pan	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE141	Steel Hose Whip Check	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE201	2" Vac Tornado Unit	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE202	1" Diaphragm Pump	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE203	2" Diaphragm Pump	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE204	3" Diaphragm Pump	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE205	2" Trash Pump	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE206	3" Trash Pump	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE207	4" Trash Pump	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE208	2" Dual Filter Stainless Steel Pot	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE209	2" Single Filter Stainless Steel Pot	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE210	1" x 25' Suction Hose	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE211	2" Discharge Hose	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE212	2" Suction Hose	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE213	3" Suction Hose	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE214	4" Suction Hose	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE215	Fire Nozzle	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE216	1" Chemical Resistant Diaphragm Pump	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE217	2" Chemical Resistant Diaphragm Pump	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE218	3" Chemical Resistant Diaphragm Pump	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE219	1" Chemical Suction Hose - Day	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE220	2" Chemical Suction Hose - Day	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE221	4" PVC Vacuum Hose Per Foot - Day	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE222	6" PVC Vacuum Hose Per Foot	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE224	1" x 25' 2500 PSI WP w/3000 PSI Hammer Unions	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE225	2" x 25' 1625 PSI WP w/2000 PSI Hammer Unions	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE302	3K Pressure Washer (Diesel)	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE303	3500 PSI Hot/Cold Unit	Offshore	$	[***]	DAY	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Production Management Industries

SPN ARO Pricing

Mar-11

2010
Catalog #	Description	PMI Dept	Market/Book		UOM	Cost		Discount

TE304	10K PSI Hydroblaster	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE305	75-feet 1/4" flexlance	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE306	50-feet of 1/2" Water Blast Hose	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE307	50-feet of 3/8" Water Blast Hose	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE308	50-feet of 1/2" flexlance	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE309	Telescopic Extend-a Wand	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE312	550 Gallon Stainless Steel Heat Exchange Tank	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE313	350 Gallon Poly Water Tank	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE314	55 Gallon S.S. Fuel Tote w/Pump	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE316	2" and 3" Skillets	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE317	4" and 6" Skillets	Offshore	$	[***]	DAY	$	[***]	[***]	%
TE318	8", 10" and 12" Skillets	Offshore	$	[***]	DAY	$	[***]	[***]	%
TT001	Mileage (F.O.B.) -	Offshore	$	[***]	MILE	$	[***]	[***]	%
TT002	Crew Van w/ Driver	Offshore	$	[***]	DAY	$	[***]	[***]	%
TT008	PMI Hot Shot Truck including driver	Offshore	$	[***]	HR	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Subsurface Tools - SPN ARO Pricing - March 2011

Market Rental Price	Item Description	Cost		Discount
[***] PFPD	Drill Pipe: 2-7/8" OD BN S-135 10.40# w/ 2-7/8" IF Conn’s	$	[***]	[***]	%
[***] PFPD	Drill Pipe: 3-1/2" OD BN S-135 13.30# w/ 3-1/2" IF Conn’s	$	[***]	[***]	%
[***] PFPD	Tubing: 2-7/8" 7.90# S-135 w/ 2-7/8" PH-6 Conn’s.	$	[***]	[***]	%
[***]	Adapter Spools: 11" 5M Flange x 11" 3M Flange.	$	[***]	[***]	%
[***]	Adapter Spools: 11" 5M Flange x 7-1/16" 10M Flange.	$	[***]	[***]	%
[***]	Adapter Spools: 11" 5M Flange x 7-1/16" 5M Flange.	$	[***]	[***]	%
[***]	Adapter Spools: 16-3/4" 5M Flange x 13-5/8" 5M Flange.	$	[***]	[***]	%
[***]	Annular BOP’s: 11" 5M Shaffer “S”.	$	[***]	[***]	%
[***]	Annular BOP’s: 7-1/16" 5M Hydril “GK”.	$	[***]	[***]	%
[***]	Blind Flanges: 2-1/16" 5M.	$	[***]	[***]	%
[***]	BOP Lift Assemblies: 20 Ton.	$	[***]	[***]	%
[***]	BOP Shipping Skid: 4' x 4'.	$	[***]	[***]	%
[***]	Certified Lower Kelly Valves: 2-7/8" PH-6 15M	$	[***]	[***]	%
[***]	Certified Lower Kelly Valves: 3-1/2" IF 10M.	$	[***]	[***]	%
[***]	CIW Double BOP’s: 11" 5M Type “U” w/ 4 4-1/16" 5M Ou	$	[***]	[***]	%
[***]	CIW Single BOP’s: 7-1/16" 5M Type “U” w/ 2 2-1/16" 5M	$	[***]	[***]	%
[***]	Crossover Subs: 2-7/8" PH-6 Box x 2-3/8" PH-6 Pin.	$	[***]	[***]	%
[***]	Crossover Subs: 3-1/2" IF Box x 4-1/2" IF Pin.	$	[***]	[***]	%
[***]	Ditch Magnets: 36".	$	[***]	[***]	%
[***]	Drilling Spools: 11" 10M w/ 2 4-1/16" 10M Outlets.	$	[***]	[***]	%
[***]	Drilling Spools: 11" 5M w/ 1 2-1/16" 5M & 4-1/16" 5M Ou	$	[***]	[***]	%
[***]	Drilling Spools: 11" 5M w/ 2 2-1/16" 5M Outlets.	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Subsurface Tools - SPN ARO Pricing - March 2011

Market Rental Price	Item Description	Cost		Discount
[***]	Drilling Spools: 11" 5M w/ 2 4-1/16" 5M Outlets.	$	[***]	[***]	%
[***]	Drilling Spools: 13-5/8" 3M w/ 2 4-1/16" 5M Outlets.	$	[***]	[***]	%
[***]	Drilling Spools: 13-5/8" 5M w/ 2 4-1/16" 5M Outlets.	$	[***]	[***]	%
[***]	Drilling Spools: 7-1/16" 5M w/ 2 2-1/16" 5M Outlets.	$	[***]	[***]	%
[***]	Elevators: AOT 3-1/2" BN “MGG” 250 Ton.	$	[***]	[***]	%
[***]	Elevators: BJ “YT”.	$	[***]	[***]	%
[***]	Engineer Certified Cargo Baskets.	$	[***]	[***]	%
[***]	Flange x Weco: 2-1/16" 5M x 2" 1502 Thread Half.	$	[***]	[***]	%
[***]	Inside BOP Valves: 2-7/8" IF Conn’s w/ Releasing Tool.	$	[***]	[***]	%
[***]	Inside BOP Valves: 3-1/2" IF Conn’s w/ Releasing Tool.	$	[***]	[***]	%
[***]	Lower Kelly Valves: 2-7/8" IF.	$	[***]	[***]	%
[***]	Pump In Subs: 2-7/8" IF Pin x 2" 1502 Half Union.	$	[***]	[***]	%
[***]	Pump In Subs: 3-1/2" IF Pin x 2" 1502 Half Union.	$	[***]	[***]	%
[***]	Pup Joints: 2-3/8" CS.	$	[***]	[***]	%
[***]	Pup Joints: 2-7/8" 7.90# P-110 PH-6.	$	[***]	[***]	%
[***]	Pup Joints: 3-1/2" IF.	$	[***]	[***]	%
[***]	Rams: CIW Type “U” 11" x 3-1/2".	$	[***]	[***]	%
[***]	Rams: CIW Type “U” 11" x Blind.	$	[***]	[***]	%
[***]	Rams: CIW Type “U” 7-1/16" x Blind.	$	[***]	[***]	%
[***]	Slings: 1-3/8" 2-Leg x 4'.	$	[***]	[***]	%
[***]	Spacer Spool: 11" 5M x 2'.	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Subsurface Tools - SPN ARO Pricing - March 2011

Market Rental Price	Item Description	Cost		Discount
[***]	Spacer Spool: 11" 5M x 42".	$	[***]	[***]	%
[***]	Spacer Spool: 13-5/8" 5M x 3'.	$	[***]	[***]	%

*Note: Inspections and Recuts/Repairs Not Included

*Note: All Rentals are Shop to Shop

*Note: Transportation to be furnished by Client

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Description	QTY	UNIT	Depreciation Cost		Maintenance Cost		O/H Cost		Total Cost		12 Hour Cost		24 Hour Cost
1 1/4" Coiled Tubing 5M Package

Equipment in Package:

1 1/4" Coiled Tubing Unit with Power Pac k, Injector, & Console	1		$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Fluid Pump	1		$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
CT Reel	1		$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Stripper	1		$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
CT BOP	1		$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
1 1/4" Pipe	1		$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Nitrogen Pump	1		$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
									Equipment Total		$	[***]	$	[***]
Outside Coiled Tubing Package
Bop Riser Spools @ cost if required
DSA’s
Extra Mud Pump
Chicksan Iron Package @ Cost
Sale Items @ Cost
BOP and Stripper Rubber Goods @ Cost
Ring Gaskets @ Cost
Communication Package @ Cost
Additional Equipment Requested by Company:
Trucking

Description	QTY	UNIT	UNIT PRICE
Coiled Tubing Package Personnel & Travel Warrior Energy Services SPN ARO Agreement Pricing
Mar-11

Personnel (Hourly Rate)			Base Labor Cost		COGS		O/H Cost		Total Cost
Supervisor, per hour	1	hour	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Operator	1	hour	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Asst. Operator	1	hour	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Asst. Operator	1	hour	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Helper	1	hour	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
									Personnel Total		$	[***]	$	[***]

Subsistance			Cost
Mileage (per vehicle) Pickup Trucks			$	[***]	$	[***]	$	[***]	$	[***]
Crew Travel (Hourly Rate)
Pre Tour Safety Meetings (Hourly Rate)

*Note: All Charges are shop to shop Client to furnish transportation for equipment

Total Personnel and Equipment	$	[***]	$	[***]

Note: All Charges are Shop to Shop

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
30-00002	Well Supplies	Well Supplies, per well	$	[***]	$	[***]	Per/Well	$	[***]	[***]	%
30-00797	Analysis of materials	Analysis Of Materials, Quote On Request	QOR
30-00240	Spill Cure Kit	Spill Locker, Day Environmental	$	[***]	$	[***]	DAILY	$	[***]	[***]	%
30-00122

Environmental contaminant materials returned in or on Superior Energy equipment will be disposed of as required by state and federal regulations. The cost of disposal will be charged to the customer at cost plus 20% for handling.

Environmental Contaminant, Materials Returned In Or On Superior Energy Equipment, Will Be Disposed Of As Required By State And Federal Regulations, The Cost Of The Disposal Will Be Charged To The Customer At Cost Plus 20% For Handling, An Environmental Protection Charge Applies To All Services In Addition To The Prices Shown, See 18-00120, 18-00121

30-00100	Rental or 3rd Party items requested by the customer will be charged at cost plus 20% for handling.	Rental Or Third Party Item, Requested By The Customer, Will Be Charged At Cost Plus 20% For Handling
30-00999	Service(s) and/or equipment not listed.	Services And Equipment, Not Listed, Quote On Request
30-19999	Chemical(s) and/or products not listed.	Chemical Products Not Listed QOR	QOR
1	An Environmental Protection Charge applies to all services in addition to the prices shown. See page GP-2.
2	Additional crewmembers are available if required. See page WS-2.
Transportation charges listed on page WS-2.
Incomplete Operation charges listed on page GP-3.
Hazardous Work Environment Surcharge may apply. See page GP-1.
3	Mobilization Charges will be applied to the first day’s service ticket.
4	Well Supplies charge will be applied to the last day’s service ticket.
5	De Mobilization charges will be applied to last day’s service ticket.
3510210	Engineering Service/Hour	services are available	QOR				PER/HOUR
3510162	Project Consultant / Daily	Project Coordination, Marine	$	[***]	$	[***]	DAILY	$	[***]	[***]	%
3010012	Well Operations Supervisor /Hour (1)	Special Training To Supervise A Superior Energy Service,	$	[***]	$	[***]	PER/HOUR	$	[***]	[***]	%
3010022	Supervisor, Engineer /Hour (1)	Supervisor/Engineer Or Other Personnel With Special Training	$	[***]	$	[***]	PER/HOUR	$	[***]	[***]	%
3010032	Radiation Safety Officer /Hour (1)	Radiation Safety Office, Marine, Minimum 12 Hour	$	[***]	$	[***]	PER/HOUR	$	[***]	[***]	%
3010042	Senior Pump Operator /Hour (1)	Senior Pump Operator, Marine, Minimum 12 Hour	$	[***]	$	[***]	PER/HOUR	$	[***]	[***]	%
3010052	Tool / Operator / Explosive (1)	Tool Operator, Marine, Minimum 12 Hour	$	[***]	$	[***]	PER/HOUR	$	[***]	[***]	%
3010102	Electric Line Engineer /Hour (1)	Engineer Additional Crew Member, Marine, Minimum 12 Hour	$	[***]	$	[***]	PER/HOUR	$	[***]	[***]	%
3010112	Electric Line, Slickline, or Pump Operator /Hour (1)	Electric Line, Slickline, or Pump Operator Additional Crew Member, Marine, Minimum 12 Hour	$	[***]	$	[***]	PER/HOUR	$	[***]	[***]	%
3010122	Helper (1)	Helper Additional Crew Member, Marine, Minimum 12 Hour	$	[***]	$	[***]	PER/HOUR	$	[***]	[***]	%
3510222	Mechanic ( Pump )	Mechanic ( Pump ) Additional Crew Member, Marine, Minimum 12 Hour	$	[***]	$	[***]	PER/HOUR	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
3010132	Crew Travel 5-man /per Hour	When Additional Crew Members Are Required By The Customer, The Following Charges Will Apply, Crew Travel Time Applies For A Relief Crew From Superior Location To The Dock And Return	$	[***]	$	[***]		PER/HOUR	$	[***]	[***]	%
3010202	Subsistence /Man/Day (2) Non-Discountable

Crew Subsistence, Applies When Meals And Lodging Not Provided By Customer, Charged When The Personnel Must Remain Away From Their Assigned Location Overnight, A Subsistence Surcharge May Apply In Some Areas Non Discountable

			$	[***]	$	[***]		Per/Man/Per/Day	$	[***]	[***]	%
30-10211	Per Diem – Meals Only /Man/Day (3) Non-Discountable	Per Diem, Meals Only, Man, Charged When The Total Travel Time Plus Time On Location Exceeds 12 Hour In Any One 24 Hour Period, This Charge Will Not Be Applicable If A Subsistence Charge Is Applied	$	[***]	$	[***]		Per/Man/Per/Day	$	[***]	[***]	%
30-10300	Auto or Pickup (4) (Non-Discountable) Mile Round Trip

Transportation, Auto Or Pickup, Transportation Of Personnel And Equipment Between Dock And Well Is Provided By The Customer, When Additional Pickups, Automobiles Or Units Are Required For Transportation Of Supervisors Or Other Crew Members, A Mileage Charge Will Be Made, Per Mile Per Round Trip

			$	[***]	$	[***]		PER/MILE R/T	$	[***]	[***]	%
30-10305	Superior Energy ‘Hotshot’	Superior Energy Hotshot Run, Per Mile, Round Trip	$	[***]	$	[***]		PER/MILE R/T	$	[***]	[***]	%
30-10330	Tractor Trailer (5) (6) QOR /Mile Round Trip	Tractor Trailer, Per Mile Per Round Trip, Transport Of P And A Equipment Packages, Overweight, Fuel And Trip Permits May Be Required, Price On Request	QOR
30-10340	Commercial Carrier Third Party Cost plus 20%	Commercial Carrier, Third Party Cost Plus 20%	QOR
30-10345	Fuel and Trip Permit Quote On Request	Fuel And Trip Permit, Quote On Request	QOR
30-10346	Over Weight Permit Quote On Request	Overweight Permit, Quote On Request	QOR
1	Personnel minimum = 12 Hours. (0600 to 1800 hrs.) Additional hours over 12 hours charged at normal rate.
2	Charged when the personnel must remain away from their assigned location overnight. A subsistence surcharge may apply in some areas.
3	Charged when the total travel time plus time on location exceeds 12 hours in any one 24 hour period. This charge will not be applicable if a Subsistence Charge is applied.
4	When additional pickups, automobiles or units are required for transportation of supervisors or other crewmembers, a mileage charge will be made.
5	Transport of P & A Equipment Packages.
6	Overweight, Fuel and Trip Permit(s) may be required.
7	A minimum charge of 21 hours per/man per day will apply when crew is utilized on a Rig or 24 Call

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
8	Additional crew charges will apply on crew change days a 12 hour minimum will apply to all personnel.
35-00001	5K Package:

Plug And Abandonment Package, 5000 PSI Package Includes, Cementing Pump With Pop-Off Valve, 80 Or 100 Barrel Tank, Double Drum E/L And S/L Unit, Hydraulic Power Pack, E/L Tool Box, S/L Tool Box, Hand Tools, Cement Blender, Cement Screen, 1-Single Pen Chart Recorder

			$	[***]	$	[***]		DAILY	$	[***]	[***]	%
35-00003	5K Package Unmanned Standby	Unmanned Equipment Standby, 5000 PSI, Marine, Two Standby Days Are Allowed At No Charge When Services Are Performed, Five Day Minimum Rental	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
35-10100	5K Package: Dive Boat, Live Boat or Sub Sea Operations

Plug And Abandonment Package,Dive Boat, Live Boat or Sub Sea Operations 5000 PSI Package Includes, Cementing Pump With Pop-Off Valve, 80 Or 100 Barrel Tank, Double Drum E/L And S/L Unit, Hydraulic Power Pack, E/L Tool Box, S/L Tool Box, Hand Tools, Cement Blender, Cement Screen, 1-Single Pen Chart Recorder Quote on request

QOR
35-00005	10K Package:	Plug And Abandonment Package, 10000 PSI	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
35-00007	10K Package Unmanned Standby	Unmanned Equipment Standby, 10000 PSI, Land, Four Standby Days Are Allowed At No Charge When Services Are Performed, Five Day Minimum Rental	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
35-10101	10K Package: Dive Boat, Live Boat or Sub Sea	Plug And Abandonment Package,10000 PSI Dive Boat, Live	QOR					DAILY
3000012	Five-Man Crew /Day (1)	Five Man Plug And Abandment Service Crew, Marine, Includes Supervisor, Slickline Operator, Electric Line Operator, Pump Operator And One Helper, All Rentals Are Five, Five Day Minimum	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
3000022	Additional Hours	Five Man Plug And Abandment Crew, Additional Hour, Per Each Additional Hour	$	[***]	$	[***]		HOURLY	$	[***]	[***]	%
3091112	Five-Man Crew /Day Dive Boat, Live Boat or Sub Sea Operations	Five Man Plug And Abandment Service Crew, Marine, Includes Supervisor, Slickline Operator, Electric Line Operator, Pump Operator And One Helper.Quote on request	QOR					DAILY
3000032	Ten-Man Crew /Day (1)	Ten Man Plug And Abandment Service Crew, Marine, Includes 2 Supervisors, 1 Slickline Operator, 1 Electric Line Operator, 2 Pump Operators And 4 Helpers, All Rentals Are Five Day Minimum	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
3091122	Ten-Man Crew /Day Dive Boat, Live Boat or Sub Sea Operations

Ten Man Plug And Abandment Service Crew,Day Dive Boat, Live Boat, or Sub Sea Marine, Includes 2 Supervisors, 1 Slickline Operator, 1 Electric Line Operator, 2 Pump Operators And 4 Helpers.Quote on request

			QOR					DAILY
1	All Rentals are for Five (5) Day Minimum
2	A Well Service Crew is required and will be charged in addition to the prices shown.
3	Environmental Contaminants Disposal charge applies. See Page WS-1.
4	See Lift Boat Section pages GP-7 and GP-8 for services and prices.

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
Additional Crew Members are available if required. See WS-2.
Transportation charges listed on WS-2.
Incomplete Operation charges listed on GP-3.
5	Hazardous Work Environment Surcharge may apply. See GP-1.
6	A minimum charge of 21 hours per/man per day will apply when crew is utilized on a Rig or 24 Call
7	Additional crew charges will apply on crew change days a 12 hour minimum will apply to all personnel.
3004002	5,000 psi Package Abrasive cutting

Abrasive Cutting, Package, Marine, 5000 PSI Package Includes, Rough Rider 500 Pump, V-112-71 Power Pack, 80 Or 100 Barrel Tank, Internal Cutting Tools 4 In Through 30 In, Tool Box, Rotary Table, Injector 5000 PSI, Sand Hopper With Screen, 3 Ea 50 Ft 5000 PSI Flex Hose, Torch With Oxygen And Acetylene Rack,
Jet Head, First Aid Kit, Goggles, Mask And Glove, Five Day Minimum Rental

			$	[***]	$	[***]		DAILY	$	[***]	[***]	%
3004012	Package	Abrasive Cutting, Unmanned Standby, Marine	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
3004022	Five-Man Abrasive Cutting Crew (12 Hour/Day Operations)	Abrasive Cutting, Five Man Crew, Marine, 12 Hour Per Day Operations Includes, Supervisor, Pump Operator, Injector Operator, And Two Helpers	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
3004032	Additional Hours	Abrasive Cutting, Additional Hour, Marine	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
3004042	Ten-Man Abrasive Cutting Crew (24 Hour/Day Operations)	Abrasive Cutting, Ten Man Crew, Marine, 24 Hour Per Day Operations, Includes 2 Supervisors, 2 Injector Operators, 2 Pump Operators And 4 Helpers	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-04000	Rotary Table /Day	Rotary Table, Five Day Minimum Rental	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-04005	Injector – 10K psi /Day	Injector, 10000 PSI, Five Day Minimum Rental	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-04010	Internal Cutting Tools (4.0" thru 30") /Day	Internal Cutting Tool, 4-30 In, Five Day Minimum Rental	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-04015	Abrasive Cutting Tool Box /Day	Abrasive Cutting, Tool Box, Five Day Minimum Rental	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-04020	Jet Head /Day	Jet Head, Five Day Minimum Rental	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-04025	Sand Hopper and Screen /Day	Sand Hopper And Screen, Five Day Minimum Rental	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-04030	Cutting Cost /Dia. Inch	Cutting Cost, Per Diameter Per Inch	$	[***]	$	[***]		Dia/per inch	$	[***]	[***]	%
30-04035	Carbide Cutting Tip /Each	Carbide Cutting Tip, Five Day Minimum Rental	$	[***]	$	[***]		Each	$	[***]	[***]	%
30-04040	Extensions /Each	Extensions, Five Day Minimum Rental	$	[***]	$	[***]		Each	$	[***]	[***]	%
30-04045	Transition Cutter /Day	Transition Cutter, Five Day Minimum Rental	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-04050	External Cutter /Day	External Cutter, Five Day Minimum Rental	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-04055	120" Caisson /Day	Jet Caisson, 120 In, Five Day Minimum Rental	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-04060	Abrasive Cutting Material /Sack	Abrasive Cutting Material	$	[***]	$	[***]		PER/SACK	$	[***]	[***]	%
30-04065	High Pressure Swivel Head /Day	High Pressure Swivel Head, Five Day Minimum Rental	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-04070	Sand Injector / Job	Abrasive Cutting Specialty Tool, Sand Injector, Per Job, All Rentals Are For Five Day Minimum, Environmental Contaminants Disposal Charge Applies	$	[***]	$	[***]		PER/JOB	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-04075	Sand Injector / Day	Abrasive Cutting Specialty Tool, Sand Injector, Per Day, All Rentals Are For Five Day Minimum, Environmental Contaminants Disposal Charge Applies	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-0150x	PE-5 PUMPING UNIT - 0 - 5000 PSI /Well/Day	PE-5 Pump Unit, 0-5000 PSI, Marine, Minimum 12 Hour	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-0151x	Additional Hours /Hour	PE-5 Pumping Unit, Additional Hour, Marine	$	[***]	$	[***]		HOURLY	$	[***]	[***]	%
30-0152x	Unmanned Standby /Day	PE-5 Pumping Unit, Unmanned Standby, Marine	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-0160x	TEE 10K PUMPING UNIT – 0 - 5000 PSI /Well/Day	TEE Pumping Unit, 0-5000 PSI, Marine, Minimum 12 Hour	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-0170x	Additional Hours /Hour	TEE Pumping Unit, Additional Hour, Marine	$	[***]	$	[***]		HOURLY	$	[***]	[***]	%
30-0180x	TEE Pumping Unit – 5001 - 10,000 PSI /Well/Day	TEE Pumping Unit, 5001-10000 PSI, Marine, Minimum 12 Hour	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-0190x	Additional Hours /Hour	TEE Pumping Unit, Additional Hour, Marine	$	[***]	$	[***]		HOURLY	$	[***]	[***]	%
30-0210x	Unmanned Standby /Day	TEE Pumping Unit, Unmanned Standby, Marine	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-0340x	ROUGH RIDER 500 PUMPING UNIT 3.5" 0 – 5000 PSI /Well/Day	Rough Rider, 500 Pump Unit, 5000 PSI, Marine, Minimum 12 Hour	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-0350x	Additional Hours /Hour	Rough Rider, 500, 5000 PSI Additional Hour, Marine	$	[***]	$	[***]		HOURLY	$	[***]	[***]	%
30-0360x	ROUGH RIDER 500 Unit 3.5" 5001 - 10,000 PSI /Well/Day	Rough Rider, 500 Unit, 5001-10000 PSI, Marine, Minimum 12 Hour	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-0370x	Additional Hours /Hour	Rough Rider, 500, 5001-10000 PSI Additional Hour, Marine	$	[***]	$	[***]		HOURLY	$	[***]	[***]	%
30-0330x	Unmanned Standby /Day	Rough Rider, 500, 5001-10000 PSI Unmanned Standby, Marine	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-0380x	ROUGH RIDER 500 UNIT 3.0" 10,001 – 15,000 PSI /Well/Day	Rough Rider, 500 Unit, 15000 PSI, Marine, Minimum 12 Hour	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-0390x	Additional Hours / Hour	Rough Rider, 500, Additional Hour, Marine	$	[***]	$	[***]		HOURLY	$	[***]	[***]	%
30-0395x	Unmanned Standby	Rough Rider, 15000 PSI Unit, Unmanned Standby, Marine	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-0396x	Pump Package Tool Box	Pump Package Tool Box, Marine	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-03101	LC-1000 PUMPING UNIT 0 -12,000 PSI /Well /Day	Rough Rider, LC-1000 Unit, 12000 PSI, Marine, Minimum 12 Hour	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-03102	Additional Hours /Hour	Pumping Unit, LC-1000, Additional Hour	$	[***]	$	[***]		HOURLY	$	[***]	[***]	%
30-03108	Unmanned Standby /Day	Pumping Unit, LC-1000, Unmanned Standby	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
35-10205	10,000 PSI Test pump skid	10M Test Pump 5-Day Minimum	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-01402	Abrasive or Corrosive Fluids Charge.	Abrasive/Corrosive, Fluid Charge	$	[***]	$	[***]		Each	$	[***]	[***]	%
30-01403	Pump Redress	Pump Redress Charge, Per Job/Well	$	[***]	$	[***]		per/job/per/well	$	[***]	[***]	%
30-00200	100' Iron Package – 15K psi / Well/Day	Fluid Transfer Package, 100 Ft Iron Package, 15000 PSI, Per Well Per Day Five Day Minimum Rental	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-00210	150' Iron Package – 15K psi /Well/Day	, 15 , , Fluid Transfer Package, 200 Ft Iron Package, 15000 PSI, Per	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-00220	200' Iron Package – 15K psi /Well/Day	Well Per Day Five Day Minimum Rental	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-00300	Additional Iron – 15M/Day 2" 1502 Straight 10' or Less	Additional Iron, 5000 PSI, Per Foot Per Day, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00626	Chicksan Loop – 15,000 psi	Chicksan Loop, 15000 PSI Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00627	Chicksan Swing – 15,000 psi	Chicksan Swing, 15000 PSI Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00628	1502 Crossovers	Crossover, 1502 Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-00230	Coil Reel with Dual 1200' 1.5" 10K Coil Tubing	Sub-Sea Intervention, Coil Reel With Dual 1200 Ft, 1-1/2 In 10000 Coil Tubing, All Rentals Per Day, Five Day Minimum	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-00235	Hose Reel with Dual 400' 1.5" 5K Hose	Sub-Sea Intervention, Hose Reel With Dual 400 Ft, 1-1/2 In, 5000 PSI Hose, All Rentals Per Day, Five Day Minimum	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-00630	Pumping Hose Package	Pumping Hose Package, 3 Ea 50 Ft X 1-1/2 In High Pressure Hose, 4 Ea 10 Ft 4 In Suction Hoses, 7 Ea 25 Ft X 1 In Hydraulic Hose, 1 Ea Hose Basket, Five Day Minimum Rental	$	[***]	$	[***]		DAILY	$	[***]	[***]	%
30-00390	50' – 2" High Pressure Hose – 5,000 psi /Well/Day	High Pressure Hose, 5000 PSI, 50 Ft X 2 In, Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00400	50' – 1" High Pressure Hose – 5,000 psi /Well/Day	High Pressure Hose, 5000 PSI, 50 Ft X 1 In, Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00405	50' – 3/4" Air Hose /Well/Day	Air Hose, 50 Ft X 3/4 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00410	50' – 1" Air Hose /Well/Day	Air Hose, 50 Ft X 1 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-03020	10' – 4" Suction Hose w/ Fig 100 Unions /Well/Day	Suction Hose, 10 Ft X 4 In, With Figure, 100 Unions, Five Day	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-03021	25' – 3" Discharge Hose w/ Cam-loc Fittings	Discharge Hose, 25 Ft X 3 In, With Camloc Fittings, Five Day	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-03022	50' – 2" Discharge Hose w/ Cam-loc Fittings	Discharge Hose, 50 Ft X 2 In, With Camloc Fittings, Five Day	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-03023	25' Discharge Hard Rubber Hose	Discharge Hose, Hard Rubber, 25 Ft, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-03025	Cam-loc X-Over – each	Camloc Crossover, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-03026	Cam-loc X-Over X Fig 100 Union – each	Camloc Crossover, Extra Figure, 100 Union, 5-Day Min Each	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00672	50' – 1/2" Hydraulic Hose /Well/Day	Hydraulic Hose, 50 Ft X 1/2 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00675	Suction Hose Foot Valve /Well/Day	Suction Hose Foot Valve, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-91123	50' – 1 1/2" 10-K High Pressure Hose	Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-91124	50' – 2" I.D 10-K High Pressure Hose	High Pressure Hose, 10,000 PSI, 50 Ft X 2 In, Five Day	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-10401	25' 1" Hydraulic Hose /Well/Day	Hydraulic Hose, 25 Ft X 1 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
35-00015	2" 1502 Blanking Cap /Well /Day	2" 1502 Blanking Cap 5-Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00420	Trip Tank /Day	Trip Tank, Per Day, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00425	25 bbl DOT Tank /Day	Tank, 25 Barrel, DOT, Per Day, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00450	50 bbl. Tank /Day	Tank, 50 Barrel, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00460	80 bbl. Tank /Day	Tank, 80 Barrel, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00730	100 bbl. Tank /Day	Tank, 100 Barrel, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00740	200 bbl. Tank /Day	Tank, 200 Barrel, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00741	Bulk Cement Tank, Less than 250 Cu. Ft. / Day	Bulk Cement Tank, Less Than 250 Cubic Ft, Per Day Quote On Request	QOR					Ea./Per Day
30-00742	Bulk Cement Tank, Greater than 250 Cu. Ft. / Day	Bulk Cement Tank, Tanks And Blender, Greater Than 250 Cubic Ft, Per Day Quote On Request	QOR					Ea./Per Day
30-00430	12 bbl. Cement Blender /Day	Cement Blender, 12 Barrel, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00440	25 bbl. Cement Blender /Day	Cement Blender, 25 Barrel, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00441	Pump Recirculating / Centrifugal	Tank And Blender, Pump Recirculating, Centrifugal, All Rentals	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00445	35 to 50 bbl. Cement Blender /Day	Tank, 35-50 Barrel, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00465	4" Tee /Day	Tree, 4 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00470	4" Butterfly Valve /Day	Butterfly Valve, 4 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00475	4" Cement Screen x 4" Fig. 100 /Day	4 In Cement Screen X 4 In FIR 100, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-03030	Dual Pod Filter Unit (32 Filters Required, 16 per Pod)	Dual Pod Filter Unit, 32 Filters Required, 16 Per Pod, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-03031	Single Pod Filter Unit (40 Filters Required)	Single Pod Filter Unit, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00780	High Pressure Filter Unit	High Pressure Filter Unit, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-03032	10 Micron thru 2 Micron Nominal – each	10 Micron Through 2 Micron Nominal, Each	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-03033	Micron Absolute – each	Micron Absolute, Each	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-00640	7-1/16" Gate Valves /Day	Gate Valve, Per Day, Five Day Minimum Rental, Quote On Request	QOR					Ea./Per Day
30-00650	2" Flow-Tee /Day	Flo-Tee, 2 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00660	2" x 2" Plug (HALCO) Valve /Day	Halco Plug Valve, 2 In X 2 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00665	2" x 1" Plug (HALCO) Valve /Day	Halco Plug Valve, 2 In X 1 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00666	Check Valve – 15,000 psi /Day	Check Valve, 15000 PSI, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00680	Shale Shaker /Day	Shale Shake, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00690	Generator /Day	Generator, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00685	Receptacle Rack /Day	Receptacle Rack, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00667	Light Plant – Explosion Proof /Day	Light Plant, Explosion Proof, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00664	Light Stands - Dual 400 Watts /Day	Light Stand, Per Day, Five Day Minimum Rental, Quote On Request	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00668	185 Air Compressor /Day	Air Compressor, 185 Cubic Ft per Minute, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00669	3 x 3 Wilden Air Diaphragm pump	Wilden Air Diaphragm Pump, 3 X 3, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00670	6 x 5 Single Jet Pump	Single Jet Pump, 6 X 5, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00671	10 Hp Elec. Pump 230V 3 phase 28 amp	Electric Pump, 10 Horse Power, 230 Volt, 3 Phase, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-91125	Electric Fan	Electric Fan, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-91126	Diesel Pressure Washer	Diesel Pressure Washer, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00180	Power Pack /Day	Power Pack, Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00775	Flow Analyzer /Day	Flow Analyzer, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00695	Supply Basket (Any Size) /Ea/Day	Supply Basket, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00673	5M Chart Recorder /Day – Single Pen 10K	Chart Recorder, 5M Single pin, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-00674	10M Chart Recorder /Day – Dual Pen 10K	10M Chart Recorder, Dual Pen 10000 PSI, All Rentals Are Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15020	Gas Buster /Day	Gas Buster, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15029	10000 psi Dual Choke Manifold /Day	Choke Manifold, Dual, 10000 PSI, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15031	Squeeze Manifold /Day	Squeeze Manifold, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15033	Dual Cement Screen Manifold	Dual Cement, Screen Manifold, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15032	Diesel Transfer Pump /Day	Transfer Pump With Suction And Discharge Hose, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15005	Adjustable Choke (Single, 5,000 psi) /Each /Day	Adjustable Choke, Single, 5000 PSI, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15001	Adjustable Choke (Single, 10,000 or 15,000 psi) /Each /Day	Adjustable Choke, Single, 10000 PSI Or 15000 PSI, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15030	Choke Redress, per Choke /Job	Choke Redress, Per Choke, Per Job, Five Day Minimum Rental	$	[***]	$	[***]		Ea.	$	[***]	[***]	%
30-15035	Oxygen & Acetylene Bottle Rack /Day (1)	Oxygen And Acetylene Bottle Rack	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15040	Acetylene Cylinder refilled as used	Acetylene Cylinder, Refill	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-15045	Oxygen Cylinder refilled as used	Oxygen Cylinder, Refill	$	[***]	$	[***]		sale item each	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-10150	Tree Connection –2 1/16" & 2-9/16" 5M /Day + 1 13/16" 5M	Tree Connection, 2-9/16 In 5000 PSI, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
35-10206	Open Hole Safety Barricades	Open Hole Safety Barricades 5-Day Min	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-10160	Tree Connection –2 1/16" & 2-9/16" 10M /Day + 1 13/16" 10M	Tree Connection, 2-9/16 In 10000 PSI, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-10162	Wiper/ Launcher for Tubing	Pump Accessories, Auxiliary Equipment, Wiper/Launcher For Tubing, All Rentals Are Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-10164	Tool Trap	Pump Accessories, Auxiliary Equipment, Tool Trap, All Rentals Are Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-10170	Tree Connection – 3-1/16" 10M/Day	Tree Connection, 3-1/16 In 10000 PSI, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-10500	Graylock Tree Connection	Graylock Tree Connection, Five Day Minimum Rental, Quote On Request	QOR					Ea./Per Day			[***]	%
30-10501	Companion Flange – 2 9/16" 5M /Day	Companion Flange, 2-9/16 In, 5000 PSI, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-10502	Companion Flange – 2 9/16" 10M /Day	Companion Flange, 2-9/16 In, 10000 PSI, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-10503	Companion Flange – 3 1/16" Connection /Day	Companion Flange, 3-1/16 In, 10000 PSI, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-10210	1502 x 2 3/8" or 3 1/2" Connection /Day	1502 X 2-3/8 In Through 3-1/2 In Connection, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-10220	1502 x 1 1/4" Pump in Sub /Day	Pump In Sub, 1502 X 1-1/4 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-10180	Ring Gasket /Each	Ring Gasket, Each, Quote On Request	QOR					sale item each
30-10510	7 1/16" 5m Flange x 7 5/8" Fig. 800 /Day	7-1/16 In 5000 PSI Flange X 7-5/8 In FIG 800, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-10600	Air Saw /Day	Air Saw, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-10601	Air Saw Blades /Each	Air Saw Blade, 12 In And 22 In, Sale Items	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-10602	Air Chipper / Day	Pump Accessories, Auxiliary Equipment, Air Chipper, Per Day, All Rentals Are Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-10603	Air Chisel / Day	Pump Accessories, Auxiliary Equipment, Air Chisel, Per Day, All Rentals Are Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
35-00017	1" Air Impact Wrench /Day (5 day minimum)	Air Impact Wrench, 1 In, Pumping Accessories, All Rentals Are A Five Day Minimum, 12 hr max per day	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
35-00019	1" Air Impact Wrench Sockets, Each /Day (5 Day Minimum)	Air Impact Wrench, 1 In, Socket, Pumping Accessories, All Rentals Are A Five Day Minimum, 12 hr max per day	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-10604	Hammer Wrenches – 1 3/8" to Smaller / Day (5 day Minimum)	Hammer Wrench, Pump Accessories, Auxiliary Equipment, 1-3/8 In To Smaller, All Rentals Are Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-10605	Hammer Wrenches – 1 7/8" to Smaller / Day (5 day Minimum)	Hammer Wrench, Pump Accessories, Auxiliary Equipment, 1-7/8 In To Smaller, All Rentals Are Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-10606	Hammer Wrenches – 2 1/2 to Smaller / Day (5 day Minimum)	Hammer Wrench, Pump Accessories, Auxiliary Equipment, 2-1/2 In To Smaller, All Rentals Are Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
35-10191	Confined Space Entry Package	Confined Space Entry Package Marine5-Day-minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15107	Gas Detector / Each / Day	Gas Detector, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15102	N.O.R.M. Monitoring Meter /Each /Day	NORM Monitoring Meter, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-15103	Dynamometer /Each /Day	Dynamometer, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15104	Self Contained Breathing Apparatus (S.C.B.A.)	Self Contained Breathing Apparatus, Five Day Minimum Rental Quote on request	QOR					Ea./Per Day
30-15105	Pit Monitors /Day	Pit Monitor, Five Day Minimum Rental Quote on request	QOR					Ea./Per Day
30-15106	Flame Retardant Clothing / Crew / Job	Safety Equipment, Flame Retardant Clothing/Crew, Per Job	$	[***]	$	[***]		Crew/per/job	$	[***]	[***]	%
30-15110	1" Thru 2-3/8" EUE CS x 12' or Less /Each /Day	Pup Joints 1" Thru 2-3/8" EUE CS x 12' or Less 5-Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15111	2 3/8 – 3 1/2" EUE 8RD x 12' or Less /Each /Day	Landing Joint, 2-3/8 In EUE CS X 12 Ft Or Less, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15112	2-7/8" CS or PH6 x 6' or Less /Each /Day	Landing Joint, 2-7/8 In CS or PH-6 X 6 Ft, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15109	(1) Landing Joint 2 3/8" thru 3 1/2" /Day EUE 8RD	Tubing Pup Joint, Landing Joint 2-3/8 In thru 3 1/2 in	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15113	1" Thru 1-1/4" CS /Foot /Day (500' min)	Tubing, 1-1/4 In EUE 8RD, Five Day Minimum Rental, Foot Per Day	$	[***]	$	[***]		Per/ft/per/day	$	[***]	[***]	%
30-15114	2-3/8" EUE 8RD /Foot / Day (500' min)	Tubing, 2-3/8 In EUE 8RD, Five Day Minimum Rental, Foot Per Day	$	[***]	$	[***]		Per/ft/per/day	$	[***]	[***]	%
30-15115	2-7/8" EUE 8RD /Foot / Day (500' min)	Tubing, 2-7/8 In EUE 8RD, Five Day Minimum Rental, Foot Per Day	$	[***]	$	[***]		Per/ft/per/day	$	[***]	[***]	%
30-15116	2-7/8" PH6 /Foot /Day (500' min)	Tubing, 2-7/8 In Ph6/Foot, Five Day Minimum Rental, Foot Per Day	$	[***]	$	[***]		Per/ft/per/day	$	[***]	[***]	%
30-15117	3 1/2" IF Drill pipe /Foot/Day (500' Min)	Drill Pipe, 3-1/2 In IF, Five Day Minimum Rental, Per Foot Per Day	$	[***]	$	[***]		Per/ft/per/day	$	[***]	[***]	%
30-15118	4 1/2" IF Drill Pipe /Foot /Day (500' Min)	Drill Pipe, 4-1/2 In IF, Five Day Minimum Rental, Per Foot Per Day	$	[***]	$	[***]		Per/ft/per/day	$	[***]	[***]	%
30-15120	Elevators /Day LYT-MYT 1 1/4 Thru 3 1/2 Slip- Type	Elevator, LYT, MYT, 1-1/4 In Through 3-1/2 In, Five Day	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15121	Elevators 2 3/8 – 3 1/2 / Day	Elevator, 2-3/8 In Through 3-1/2 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15122	Bowl and Slips – 1-1/4" thru 3 1/2" /Day Manual	Bowl And Slip, 1-1/4 In Through 3-1/2 In, Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15134	API Casing Bowl /Day	API Casing Bowl, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15123	Baash Ross Clamp – type T w/ Wrench /Day	Baash Ross Clamp, Type T, With Wrench, Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15135	Baash Ross Clamp – type C w/ Wrench /Day	Baash Ross Clamp, Type C, With Wrench, Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
35-00020	Stabbing Guide	Tubular Handling Tools, Stabbing Guide, Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15124	4 1/2" Eckle Tongs w/ B/U, Lifting Cylinder & Power	Eckle Tong, 4-1/2 In, With Back Up, Lifting Cylinder/Power Pack,	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15125	5 1/2" Eckle Tongs w/ B/U, Lifting Cylinder & Power	Eckle Tong, 5-1/2 In, With Back Up, Lifting Cylinder/Power Pack,	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15126	Work Basket w/ Tong Hanger /Day	Work Basket, With Tong Hanger, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15127	TIW Valve /Day	TIW Valve, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15128	4 1/2" Standby Tongs / Day (4)	Standby Tong, 4-1/2 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15129	5 1/2" Standby Tongs /Day (4)	Standby Tong, 5-1/2 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15130	“YC” or Casing Elevator /Day	YC Or Casing Elevator, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15131	Additional Tong Jaws	Additional Tong Jaws, Five Day Minimum Rental	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-15132	Inside BOP or 1" – 1 1/4" BOP	Inside Blowout Preventer, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15133	Single Jt. Elevators w/ slings	Single Joint Elevator With Sling, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15136	Tubing Drift 2 3/8" thru 3 1/2" /Day	Tubing Drift, 2-3/8 In Through 3-1/2 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15137	Pipe Skid “V” Door Plate (Priced per day)	Tubular Handling Equipment, Pipe Skid V Door Plate, A Five Day	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15138	BJ/Cavin Air Op Bowl & Slips (Priced per day)	Tubular Handling Equipment, BJ/Cavin Air Operated Bowl And	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-15139	Slip – Inserts for All Slips (Sale)	Tubular Handling Equipment, Slip Inserts For All Slips, A Five	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-15140	Dual String Manual Bowl & Slip (Priced per day)	Tubular Handling Equipment, Dual String Manual Bowl And Slip,	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15141	Dual String Elevator YC Manual (Priced per day)	Tubular Handling Equipment, Dual String Elevator YC Manual, A	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15142	2 3/8 – 3 1/2 Standard Lift Sub	Tubular Handling Equipment, 2-3/8, 3-1/2 Standard Tubing Lift	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15143	30' Walkway (Priced per day)	Tubular Handling Equipment, 30 Ft Walkway, A Five Day	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15144	50' Walkway (Priced per day)	Minimum Charge Applies Dies Will Be Charged In Addition To	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15150	Inspection charges will be applied in addition to the prices shown.	Inspection Charges Will Be Applied, Quote On Request	QOR					sale item each
30-15160	Dies will be charged in addition to the rental prices shown.	Dies Will Be Charged In Addition, Quote On Request	QOR					sale item each
30-15240	1-1/2" Bowen /Day	Power Swivel, 1-1/2 In Bowen, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15245	2-1/2" Bowen /Day	Power Swivel, 2-1/2 In Bowen, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15250	3-1/2" Bowen /Day	Power Swivel, 3-1/2 In Bowen, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
35-00021	100K Universal Swivel	Tubular Handling Tool, Power Swivel, 100K Universal, Five Day Minimum Charges Applies, 12 hr max per day	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15202	Casing Jack Rotary Head	Tubular Handling Equipment, Casing Jack Systems, 200 Ton-500 Ton, Casing Jack Rotary Head, A Five Day Minimum Charge Applies	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15204	2" X 12' or Less 72 Ton Slings Per Pair / Day	Tubular Handling Equipment, Casing Jack Systems, 72 Ton Slings, A Five Day Minimum Charge Applies	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15206	55 Ton Shackles Per Pair / Day	Tubular Handling Equipment, Casing Jack Systems, 55 Ton Shackles A Five Day Minimum Charge Applies	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15208	4" or Less OD Pin Bar	Tubular Handling Equipment, Casing Jack Systems, 200-500 Ton, 4 In Or Less Outside Diameter, Pin Bar, A Five Day Minimum Charge Applies	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15200	4-Leg 100 Ton to 200 Ton Unit /Day	Casing Jack System, 4-Leg, 100-200 Ton Unit, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15205	4-Leg 281 Ton Unit /Day	Casing Jack System, 4-Leg, 281 Ton Unit, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
35-10190	4-Leg, 500 Ton Unit/Day	Casing Jack System, 4-Leg, 500 Ton Unit, Five Day Minimum Rental, 12 hr max per day	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15210	Sub Base /Day Large 4 X 8	Sub Base, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15212	K-Fox Pin Subs (Priced per day)	Tubular Handling Equipment, Casing Jack Systems, 200-500 Ton, K-Fox Pin Subs, A Five Day Minimum Charge Applies	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15214	Cantilever Extension Deck	Tubular Handling Equipment, Casing Jack Systems,Cantilever Extension Deck, A Five Day Minimum Charge Applies	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15215	Support Beams /Day 20' or Longer / Per Pair	Support Beam, 20' or Longer Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15220	DuLong Rotary Slips – 1 1/4" to 5 1/2" /Each /Day	Rotary Slip, DU Long, 1-1/4-5-1/2 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15221	DuLong Rotary Slips – 7" /Each /Day	Rotary Slip, DU Long, 7 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15222	Rotary Hand Slips – 7 5/8" thru 16" /Each /Day	Rotary Hand Slip, 7-5/8 In Through 16 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15225	Slips – 20" tapered 30" Casing (Qty. of 2) /Day	Slip, 20-30 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-15230	Work Basket /Day	Work Basket, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15231	13 5/8" 5m X 11 5m 4" Work window /Day	Work Window, 13-5/8 In 5M X 11 5M 4 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15232	11' 5m X 11 5m 6' or Larger /Day Work Window	Work Window, 11 Ft 5M X 11 5M 6 Ft, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15235	5m Casing Jack Power Pack	Casing Jack Power Pack, 5M, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15236	Gin Pole Winch Package /Day	Gin Pole Winch Package, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
35-00027	Spears / Day (See Page WS-49)	Spears And Grapple, Five Day Minimum Rental			$	[***]			$	[***]
30-15268	Sub Base / Day Small 4X 4	Sub Base, Five Day Minimum Rental, 12 hr max per day	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15269	Support Beams 19' or Less / Day / Pair	Tubular Handling Equipment, Casing Jack Systems, 200-500 Ton, Support Beam 19 Ft Or Less, A Five Day Minimum Charge Applies	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
35-10167	7" fig 300 Riser x 10' or less	Spacer Spool, 7- In FIG 300 x 10' or less, 5000 PSI, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15260	7 1/16" 5m 2' –Spacer Spool /Each /Day	Spacer Spool, 7-1/16 In, 5000 PSI, 2 Ft , Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15261	7 1/16" 5m 3' to 5' – Spacer Spool /Each /Day	Spacer Spool, 7-1/16 In, 5000 PSI, 3-5 In, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15262	7 1/16" 5m 5' and up – Spacer Spool /Each /Day	Spacer Spool, 7-1/16 In, 5000 PSI, 5 Ft And Up, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15263	7 1/16' 5m X smaller – Crossover Spool /Each /Day	Crossover Spool, 7-1/16 In, 5000 PSI, Extra Smaller , Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15264	11" 5m 2' – Spacer Spool /Each /Day	Spacer Spool, 11 In, 5000 PSI, 2 Ft, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15265	11" 5m 3' to 5' – Spacer Spool /Each /Day	Spacer Spool, 11 In, 5000 PSI, 3-5 Ft, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15266	11" 5m 5' and up – Spacer Spool /Each /Day	Spacer Spool, 11 In, 5000 PSI, 5 Ft And Up, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15267	11" 5m X smaller – Crossover Spool /Each /Day	Crossover Spool, 11 In, 5000 PSI, Extra Smaller, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15300	13 5/8" 5m X smaller – Crossover Spool /Each /Day	Crossover Spool, 13-5/8 In, 5000 PSI, Extra Smaller, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15350	All other Spacer Spools /Day	Spacer Spool, All Other, Five Day Minimum Rental Quote on request	QOR					Ea./Per Day
30-15351	11" 5M Dry Hole Tree	Tubular Handling Equipment, Casing Jack Systems, 200-500 Ton, 11 In 5 M Dry Hole Tree, A Five Day Minimum Charge Applies	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15500	3/4" thru 2-7/8" 8rd /Day	Tubing Crossover Sub, 3/4-2-7/8 In 8RD, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15550	3-1/2" thru 5 1/2" 8rd /Day	Tubing Crossover Sub, 3-1/2-5-1/2 In 8RD, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15600	3/4" thru 2-7/8" premium /Day	Tubing Crossover Sub, 3/4-2-7/8 In Premium, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15650	3-1/2" thru 5-1/2" premium /Day	Tubing Crossover Sub, 3-1/2-5-1/2 In Premium, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-15675	Ladder-Extension Caged with Safety Harness (1) (Priced per day)	Tubular Handling Equipment, Casing Jack Systems, 200-500 Ton, Ladder Extension Caged With Safety Harness, A Five Day Minimum Charge Applies	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15680	Ladder – 20' Fiberglass Extension (Priced per day)	Tubular Handling Equipment, Casing Jack Systems, 200-500 Ton, Ladder, 20 Ft Fiberglass Extension, A Five Day Minimum Charge Applies	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15685	Ladder – 40' Fiberglass Extension (Priced per day)	Tubular Handling Equipment, Casing Jack Systems, 200-500 Ton, Ladder, 40 Ft Fiberglass Extension, A Five Day Minimum Charge Applies	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-15405	Additional 1" Steel Flex Hoses /Each /Day	Steel Flexible Hose, 1 In, Additional, Five Day Minimum Rental	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-16000	Cement – 21 sack /Bag (Class H)	Cement, 21 Sack Per Bag, Class H	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-16001	Cement – 94.6 lb /Sack (Class H)	Cement, 94.6 Lb Per Sack, Class H	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-16002	Cement – Micro Matrix 44 lb /Sack	Cement, Micro Matrix, 44 Lb Per Sack	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-16005	Calcium Chloride (Dry)	Calcium Chloride, Dry, 80 Lb Sack	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-16010	Sodium Chloride (Dry)	Sack, Sodium Chloride, Dry, 100 Lb	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-16015	Potassium Chloride (Dry) / Lb	Potassium Chloride, Dry	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-16020	4' x 4' Pallet /Each	Pallet, 4 Ft X 4 Ft	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
35-00030	Cement Kit – Pumped Thru-Coiled Tubing (5.5 bbl.) /Each	BOP Packages, Cement Kit, Pumped Through Coiled Tubing, 5, 5 Barrel	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12960	Superior Energy “Ultra-Set” Cement - /3 Gallons	BOP Packages, Ultra Set Cement Kit, 3 gallon	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-16050	Fluid Loss /5 gal.	Fluid Loss, 5 Gal, A Restocking Charge Of 30% Of The Quote Price Will Be Charged For All Chemicals Ordered And Not Used	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-16060	Retarder /5 gal.	Retarder, 5 Gal, A Restocking Charge Of 30% Of The Quote Price Will Be Charged For All Chemicals Ordered And Not Used	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-16070	Friction Reducer /5 gal.	Friction Reducer, 5 Gal , A Restocking Charge Of 30% Of The Quote Price Will Be Charged For All Chemicals Ordered And Not Used	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-16080	Anti-Foamer /5 gal.	Anti-Foamer, 5 Gal, A Restocking Charge Of 30% Of The Quote Price Will Be Charged For All Chemicals Ordered And Not Used	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-16085	Rig Vis /5 gal.	Rig Vis, 5 Gal, A Restocking Charge Of 30% Of The Quote Price Will Be Charged For All Chemicals Ordered And Not Used	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-16086	Liquid Vis /5 gal.	Liquid Vis, 5 Gal, A Restocking Charge Of 30% Of The Quote Price Will Be Charged For All Chemicals Ordered And Not Used	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-16090	Dye Pill /lb.	Dye Pill Per Lb, A Restocking Charge Of 30% Of The Quote Price Will Be Charged For All Chemicals Ordered And Not Used	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-16095	Weight Material /gal.	Weight Material, Gal, A Restocking Charge Of 30% Of The Quote Price Will Be Charged For All Chemicals Ordered And Not Used, Quote On Request	QOR					sale item each

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-16100	Lab Charge Each	Lab Charge	QOR					sale item each
30-16110	Sodium Metasilicate Liquid / Gal	BOP Packages, Cement Additives, Sodium Metasilicate Liquid	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-16120	Bentonite / Lb	BOP Packages, Cement Additives, Sodium Metasilicate Liquid	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-16130	Sugar / Lb	BOP Packages, Cement Additives, Sugar	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-16035	Thixotropic / Gal	BOP Packages, Cement Additives, Thixotropic	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-16140	Ultra Bond Latex for Gas Stoppage / 5 Gal	BOP Packages, Cement Additives, Ultra Bond Latex For Gas Stoppage	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
35-00032	Glycol Ether /Gal	BOP Packages, Cement Additives, Glycol Ether per gal	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11203	2 3/8"

Baker Electric Line Bridge Plug, 2-3/8 In Baker Cost Iron Bridge Plug, Prices Shown Apply Only For Electric Line Services Performed In Conjunction With Superior Plug And Abandonment Services, Bridge Plug Supplied By Superior Energy, Bridge Plug Setting Service Charges Apply

			$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11213	2 7/8"

Baker Electric Line Bridge Plug, 2-7/8 In Baker Cost Iron Bridge Plug, Prices Shown Apply Only For Electric Line Services Performed In Conjunction With Superior Plug And Abandonment Services, Bridge Plug Supplied By Superior Energy, Bridge Plug Setting Service Charges Apply

			$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11233	3 1/2"

Baker Electric Line Bridge Plug, 3-1/2 In Baker Cost Iron Bridge Plug, Prices Shown Apply Only For Electric Line Services Performed In Conjunction With Superior Plug And Abandonment Services, Bridge Plug Supplied By Superior Energy, Bridge Plug Setting Service Charges Apply

			$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11243	4 1/2"

Baker Electric Line Bridge Plug, 4-1/2 In Baker Cost Iron Bridge Plug, Prices Shown Apply Only For Electric Line Services Performed In Conjunction With Superior Plug And Abandonment Services, Bridge Plug Supplied By Superior Energy, Bridge Plug Setting Service Charges Apply

			$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11253	5"

Baker Electric Line Bridge Plug, 5 In Baker Cost Iron Bridge Plug, Prices Shown Apply Only For Electric Line Services Performed In Conjunction With Superior Plug And Abandonment Services, Bridge Plug Supplied By Superior Energy, Bridge Plug Setting Service Charges Apply

			$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11263	5 1/2"

Baker Electric Line Bridge Plug, 5-1/2 In Baker Cost Iron Bridge Plug, Prices Shown Apply Only For Electric Line Services Performed In Conjunction With Superior Plug And Abandonment Services, Bridge Plug Supplied By Superior Energy, Bridge Plug Setting Service Charges Apply

			$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11273	7"

Baker Electric Line Bridge Plug, 7 In Baker Cost Iron Bridge Plug, Prices Shown Apply Only For Electric Line Services Performed In Conjunction With Superior Plug And Abandonment Services, Bridge Plug Supplied By Superior Energy, Bridge Plug Setting Service Charges Apply

			$	[***]	$	[***]		sale item each	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-11283	7 5/8"

Baker Electric Line Bridge Plug, 7-5/8 In Baker Cost Iron Bridge Plug, Prices Shown Apply Only For Electric Line Services Performed In Conjunction With Superior Plug And Abandonment Services, Bridge Plug Supplied By Superior Energy, Bridge Plug Setting Service Charges Apply

			$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11293	9 5/8"

Baker Electric Line Bridge Plug, 9-5/8 In Baker Cost Iron Bridge Plug, Prices Shown Apply Only For Electric Line Services Performed In Conjunction With Superior Plug And Abandonment Services, Bridge Plug Supplied By Superior Energy, Bridge Plug Setting Service Charges Apply

			$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11303	10 3/4"

Baker Electric Line Bridge Plug, 10-3/4 In Baker Cost Iron Bridge Plug, Prices Shown Apply Only For Electric Line Services Performed In Conjunction With Superior Plug And Abandonment Services, Bridge Plug Supplied By Superior Energy, Bridge Plug Setting Service Charges Apply

			$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11313	13 3/8"

Baker Electric Line Bridge Plug, 13-3/8 In Baker Cost Iron Bridge Plug, Prices Shown Apply Only For Electric Line Services Performed In Conjunction With Superior Plug And Abandonment Services, Bridge Plug Supplied By Superior Energy, Bridge Plug Setting Service Charges Apply

			$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11323	16" (6)

Baker Electric Line Bridge Plug, 16 In Baker Cost Iron Bridge Plug, Prices Shown Apply Only For Electric Line Services Performed In Conjunction With Superior Plug And Abandonment Services, Bridge Plug Supplied By Superior Energy, Bridge Plug Setting Service Charges Apply A Restocking Fee Of 30 % Of The Quoted Price Will Be Charged For All Bridge Plugs Ordered And Not Used

			$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11102	Slow Set Power Charge	Slow Set Power Charge, When A Bridge Plug Or Cement Retainer Is Set With A Slow Set Power Charge, An Additional Charge Applies	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1111x	Bridge Plug / Cement Retainer Setting Service /Run (1) (3) (4) (5)	Bridge Plug/Cement Retainer Set Service, Marine, Per Run	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1112x	Junk Catcher w/ Gauge Ring /Run	Junk Catcher, With Gauge Ring, Marine, Per Run	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1113x	Thru tubing Setting Tools / 5-Day Min.	Thru Tubing Setting Tool, Marine, Per Run, 5-Day Minimum	QOR		$	[***]		Ea./Per Day
30-1121x	2 3/8	Standard Cast Iron Bridge Plug, 2-3/8 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1122x	2 7/8	Standard Cast Iron Bridge Plug, 2-7/8 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1123x	3 1/2	Standard Cast Iron Bridge Plug, 3-1/2 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-3034x	4	Standard Cast Iron Bridge Plug, 4 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1124x	4 1/2	Standard Cast Iron Bridge Plug, 4-1/2 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1125x	5	Standard Cast Iron Bridge Plug, 5 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1126x	5 1/2	Standard Cast Iron Bridge Plug, 5-1/2 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-3033x	6	Standard Cast Iron Bridge Plug, 6 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1127x	7	Standard Cast Iron Bridge Plug, 7 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1128x	7 5/8	Standard Cast Iron Bridge Plug, 7-5/8 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-3032x	8 5/8	Standard Cast Iron Bridge Plug, 8-5/8 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1129x	9 5/8	Standard Cast Iron Bridge Plug, 9-5/8 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1130x	10 3/4 (54-81 lb.)	Standard Cast Iron Bridge Plug, 10-3/4 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-3031x	10 3/4 (32.7-51 lb.)	Standard Cast Iron Bridge Plug, 10-3/4 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1131x	13 3/8 (77-102lb.)	Standard Cast Iron Bridge Plug, 13-3/8 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-3030x	13 3/8 (48-72 lb.)	Standard Cast Iron Bridge Plug, 13-3/8 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1132x	16 (6)	Standard Cast Iron Bridge Plug, 16 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-3029x	18 5/8	Standard Cast Iron Bridge Plug, 18 5/8 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1133x	20 (6)	Standard Cast Iron Bridge Plug, 20 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1134x	2 3/8	Standard Cement Retainer, 2-3/8 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1135x	2 7/8	Standard Cement Retainer, 2-7/8 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1136x	3 1/2	Standard Cement Retainer, 3-1/2 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-3028x	4	Standard Cement Retainer, 4- In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1137x	4 1/2	Standard Cement Retainer, 4-1/2 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1139x	5 1/2	Standard Cement Retainer, 5-1/2 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-3027x	6	Standard Cement Retainer, 6 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1140x	7	Standard Cement Retainer, 7 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1141x	7 5/8	Standard Cement Retainer, 7-5/8 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-3026x	8 5/8	Standard Cement Retainer, 8-5/8 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1142x	9 5/8	Standard Cement Retainer, 9-5/8 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1143x	10 3/4 (54-81 lb.)	Standard Cement Retainer, 10-3/4 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-3025x	10 3/4 (32.7-51 lb.)	Standard Cement Retainer, 10-3/4 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1144x	13 3/8 (77-102lb.)	Standard Cement Retainer, 13-3/8 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-3024x	13 3/8 (48-72 lb.)	Standard Cement Retainer, 13-3/8 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1145x	16 (6)	Standard Cement Retainer, 16 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-3023x	18 5/8	Standard Cement Retainer, 18 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1146x	20 (6)	Standard Cement Retainer, 20 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-1147x	Cement Retainer Stinger/Run	Cement Retainer Stinger, Marine, Per Run	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-91132	2-3/8"	OD Run 1.71 Setting Range 1.78-2.074 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-91142	2-7/8"	OD Run 2.16 Setting Range 2.34-2.525 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-91152	3-1/2"	OD Run 2.75 Setting Range 2.091-2.323 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-91162	4 1/2"	OD Run 3.593 Setting Range 2.602-3.025 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-30222	5"	OD Run 3.937 Setting Range 3.826-4.090 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-91172	5 1/2"	OD Run 4.24 Setting Range 4.154-4.56 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-91182	7"	OD Run 5.61 Setting Range 6-6.538 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-91192	7 5/8"	OD Run 6.312 Setting Range 6.625-7.125 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-91302	8 5/8"	OD Run 6.96 Setting Range 7.511-8.097 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-91312	9 5/8"	OD Run 8.125 Setting Range 8.435-9.063 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-91322	10 3/4" (32.7-51 lb.)	OD Run 9.437 Setting Range 9.66-10.192 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-91332	13 3/8" (77-102 lb.)	OD Run 11.56 Setting Range 11.633-12.159 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-30212	13 3/8" (48-72 lb.)	OD Run 12.00 Setting Range 12.175-12.715 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-91442	16" (6)	OD Run 14.585 Setting Range 14.700-15.400 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11512	1.61	Wide Range Bridge Plug, 1.468 In, Setting Range, Minimum 1.610 In, Maximum 1.995 In, Plug Outside Diameter 1.468 In, Plug Length 11.125 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11513	1.905	Wide Range Bridge Plug, 1.75 In, Setting Range, Minimum 1.905 In, Maximum 2.441 In, Plug Outside Diameter 1.75 In, Plug Length 19.313 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11514	2.156	Wide Range Bridge Plug, 1.906 In, Setting Range Minimum 2.156 In, Maximum 2.765 In, Plug Outside Diameter 1.906 In, Plug Length 20.875 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11515	2.375	Wide Range Bridge Plug, 2.187 In, Setting Range Minimum 2.375 In, Maximum 3 In, Plug Outside Diameter 2.187 In, Plug Length 23.25 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11516	2.441	Wide Range Bridge Plug, 2.281 In, Setting Range Minimum 2.441 In, Maximum 3.343 In, Plug Outside Diameter 2.281 In, Plug Length 24.188 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11517	2.875	Wide Range Bridge Plug, 2.5 In, Setting Range Minimum 2.875 In, Maximum 3.5 In, Plug Outside Diameter 2.5 In, Plug Length 17.188 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11518	3.187	Wide Range Bridge Plug, 2.75 In, Setting Range Minimum 3.187 In, Maximum 3.92 In, Plug Outside Diameter 2.75 In, Plug Length 17.188 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11519	3.497	Wide Range Bridge Plug, 3 In, Setting Range Minimum 3.497 In, Maximum 4.154 In, Plug Outside Diameter 3 In, Plug Length 15.813 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11520	3.92	Wide Range Bridge Plug, 3.25 In, Setting Range Minimum 3.92 In, Maximum 4.278 In, Plug Outside Diameter 3.25 In, Plug Length 17.188 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11521	3.92	Wide Range Bridge Plug, 3.625 In, Setting Range Minimum 3.92 In, Maximum 4.67 In, Plug Outside Diameter 3.625 In, Plug Length 18.375 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-11522	4.154	Wide Range Bridge Plug, 4.062 In, Setting Range Minimum 4.154 In, Maximum 5.044 In, Plug Outside Diameter 4.062 In, Plug Length 18.313 In	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-91341	Pressure Charge	Pressure Charge, When E-Line Run Through Greasehead	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
30-12312	Roll Shot /Run	Electric Line Back-Off /Pipe Recovery Services, Roll Shot, Per Run, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12322	String Shot /Run	Electric Line Back-Off /Pipe Recovery Services, String Shot, Per Run, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12412	1" & 1-3/8" – 1000 gram /Attempt	Electric Line Back-Off /Pipe Recovery Services, Split Shot, 1 In And 1-3/8 In, 1000 Gram, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12422	2" – 2000 gram /Attempt	Electric Line Back-Off /Pipe Recovery Services, Split Shot, 2 In, 2000 Gram, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-12512	1”- 2 7/8”Pipe	Electric Line Back-Off/Pipe Recovery Services, Jet Cutter, 1-2- 7/8 In Pipe, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12522	3”- 5 1/2” Pipe	Electric Line Back-Off/Pipe Recovery Services, Jet Cutter, 3-5 In Pipe, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12532	2-3/8”- 2-7/8” Pipe	Electric Line Back-Off/Pipe Recovery Services, Super Cutter, 2- 3/8-2-7/8 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12542	3 1/2” Pipe	Electric Line Back-Off/Pipe Recovery Services, Super Cutter, 3- 1/2-Pipe, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12602	2 3/8” – 2 7/8” Above 6,000’	Chemical Cutter, Electric Line Bac000-Off/Pipe Recovery Services, 2-3/8-2-7/8 In, Above 6000 Ft, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12612	2 3/8” – 2 7/8” 6,000’ – 12,000’	Chemical Cutter, Electric Line Bac000-Off/Pipe Recovery Services, 2-3/8-2-7/8 In, 6000-12000 Ft, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12622	3 1/2” – 4 1/2” Above 6,000’	Chemical Cutter, Electric Line Bac000-Off/Pipe Recovery Services, 3-1/2-4-1/2 In, Above 6000 Ft, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12632	3 1/2” – 4 1/2” 6,000’ – 12,000’	Chemical Cutter, Electric Line Bac000-Off/Pipe Recovery Services, 3-1/2-4-1/2 In, 6000-12000 Ft, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12712	1” - 2 7/8” Pipe	Electric Line Back-Off/Pipe Recovery Services, Junk Shot, 1-2 7/8 In Pipe, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12722	3” - 5 1/2” Drill Pipe	Electric Line Back-Off/Pipe Recovery Service, Junk Shot, 3-5 1/2 In Drill Pipe, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12732	6” - 7 5/8” Pipe	Electric Line Back-Off/Pipe Recovery Services, Junk Shot, 6-7 5/8 In Pipe, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12742	8 5/8” - 10 3/4” Drill Pipe	Electric Line Back-Off/Pipe Recovery Service, Junk Shot, 8 5/8 - 10 3/4 In Drill Pipe, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12812	5 1/2” - 7-5/8” /Attempt	Electric Line Back-Off/Pipe Recovery Service, Casing Cutter, 5-7- 5/8 In, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12822	9-5/8” /Attempt	Electric Line Back-Off/Pipe Recovery Service, Casing Cutter, 9- 5/8 In, Marine, Per Attempt	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12832	10-3/4” /Attempt	Electric Line Back-Off/Pipe Recovery Service, Casing Cutter, 10- 3/4 In, Marine, Per Attempt	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12842	13-3/8” /Attempt	Electric Line Back-Off/Pipe Recovery Service, Casing Cutter, 13- 3/8 In, Marine, Per Attempt	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12852	Shock Subs /Ea	Electric Line Back-Off/Pipe Recovery Services, Shock Subs, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12840	Over 325 Degrees High Temperture Charge 50% surcharge	STHT Charges Based On 325 Degree F Temperature., 50% Surcharge Applies To Services Over 325 Degree F	$	[***]				Per/Run
30-12932	Perforations – HSC 2’ @ 4spf (8 holes) /Run	Electric Line Perforating And Specialty Equipment, Perforations, HSC 2 Ft At 2 SPF, Marine, Per Run	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
30-12942	Additional Shots /Each/Shot	Electric Line Perforating And Specialty Equipment, Additional Shots, Marine, Per Run	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12952	Perforations – Deep Penetrator, 2’ Strip @ 4 spf /Run (8 holes) / Run	Electric Line Perforating And Specialty Equipment, Deep Penetrator, 2 Ft Strip/4 SPF, Marine, Per Run	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
30-12962	Additional Shots /Each/Shot	Electric Line Perforating And Specialty Equipment, Additional Shots, Marine, Per Run	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12972	T-T Gun Release /Run & Not Activated (4)	Electric Line Perforating And Specialty Equipment, T-T Gun Release/Run And Not Activated, Marine	$	[***]	$	[***]			$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-12982	Activation Charge /Each (5)	Electric Line Perforating And Specialty Equipment, Activation Charge, Marine	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12992	Pressure Activated Firing Head /Per Run	Electric Line Perforating And Specialty Equipment, Pressure Activated Firing Head	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
30-12965	RF Safe Firing System / Per Run

Eline Perforating Specialty Item, RF Safe Firing System, Per Run, Specialty Items Are Rented Per Day, Used Or Not, With A Five Day Minimum, Tools Lost In Well Due To Not Fault Of Superior Will Be Invoiced At Replacement Cost Plus 20%

			$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
30-12970	Magnetic Decentralizer / Per Run

Eline Perforating Specialty Item, Magnetic Decentralizer, Per Run, Specialty Items Are Rented Per Day, Used Or Not, With A Five Day Minimum, Tools Lost In Well Due To Not Fault Of Superior Will Be Invoiced At Replacement Cost Plus 20%

			$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
30-12975	Knuckle Joints / Per Joint / Per Run

Eline Perforating Specialty Item, Knuckle Joints, Per Joint, Per Run Specialty Items Are Rented Per Day, Used Or Not, With A Five Day Minimum, Tools Lost In Well Due To Not Fault Of Superior Will Be Invoiced At Replacement Cost Plus 20%

			$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
30-12980	Roller Stem / Per Section / Per Run

Eline Perforating Specialty Item, Roller Stem, Per Section Per Run, Specialty Items Are Rented Per Day, Used Or Not, With A Five Day Minimum, Tools Lost In Well Due To Not Fault Of Superior Will Be Invoiced At Replacement Cost Plus 20%

			$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
30-12900	Electric Line Logging Unit /Day	Electric Line Perforating And Specialty Equipment, Electric Line Logging Unit, Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-12910	Grease Injector Unit 5,000 psi /Day (3)	Electric Line Perforating And Specialty Equipment, Grease Injector Unit, 5000 PSI, Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
3012915	Grease head w/ Flow Tubes	Electric Line Perforating And Specialty Equipment, Grease Head With Flow Tubes, Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-12930	Blow-Out Preventer – Dual Ram 7/32 & .092 /Day	Electric Line Perforating And Specialty Equipment, Blow-Out Preventor, Dual Ram, 7/32 And 0.092, Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-12935	Pump-In Sub – 5,000 psi /Day	Electric Line Perforating And Specialty Equipment, Pump-In Sub, 5000 PSI, Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-12936	Pump-In Sub - 10,000 psi /Day

Eline Perforating Specialty Item, Pump-In Sub 10000 PSI Per Day, Specialty Items Are Rented Per Day, Used Or Not, With A Five Day Minimum, Tools Lost In Well Due To Not Fault Of Superior Will Be Invoiced At Replacement Cost Plus 20%

			$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-12940	Grease Seal /Gal.	Electric Line Perforating And Specialty Equipment, Grease Seal, Gal	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-12943	15K Hand Pump

Eline Perforating Specialty Item, 15000 Hand Pump, Specialty Items Are Rented Per Day, Used Or Not, With A Five Day Minimum, Tools Lost In Well Due To Not Fault Of Superior Will Be Invoiced At Replacement Cost Plus 20%

			$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-12950	Portable Derrick – A-Frame Type /Day	Electric Line Perforating And Specialty Equipment, Portable Derrick, A-Frame Type, Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-12955	Dump Bailer /Run	Electric Line Perforating And Specialty Equipment, Dump Bailer, Per Run	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
30-12960	Superior “Ultra-Set” Cement / 3 Gal. Kit	Electric Line Perforating And Specialty Equipment, Ultra Set Cement, 3 Gallon Kit	$	[***]	$	[***]		sale item each	$	[***]	[***]	%
30-65000	2 1/2" Bowen X 8' Lubricator – 5K Section thru 3"	Electric Line Perforating And Specialty Equipment, Lubricator, 8 Ft Section, Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-65001	3" Bowen X 8' Lubricator – 10 K Section thru 3"	Electric Line Perforating And Specialty Equipment, Lubricator, 8 Ft Section, Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-03212	Pressure Control 10K Slickline / Electric Line Package (5 day minimum)

Specialty Equipment, Pressure Control 10000 Slickline Package, Specialty Items Are Rented Per Day, Used Or Not, With A Five Day Minimum, Tools Lost In Well Due To No Fault Of Superior, Will Be Invoiced At Replacement Cost Plus 20%

			$	[***]	$	[***]		Minimum	$	[***]	[***]	%
30-03213	Pressure Control 10K Slickline / Electric line Package – Additional Days

Specialty Equipment, Pressure Control 10000 Slickline Package, Additional Days, Specialty Items Are Rented Per Day, Used Or Not, With A Five Day Minimum, Tools Lost In Well Due To No Fault Of Superior, Will Be Invoiced At Replacement Cost Plus 20%

			$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-03214	Pressure Control 10K Slickline/ Electric line Package When Used with P & A Spread – 5 day minimum

Specialty Equipment, Pressure Control 10000 Slickline Package, When Used With Plug And Abandonment Spread, Specialty Items Are Rented Per Day, Used Or Not, With A Five Day Minimum, Tools Lost In Well Due To No Fault Of Superior, Will Be Invoiced At Replacement Cost Plus 20%

			$	[***]	$	[***]		Minimum	$	[***]	[***]	%
30-03215	Pressure Control 10K Slickline/ Electric line Package	Specialty Equipment, Pressure Control 10000 Slickline Package,	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-12915	Hydraulic Pack-Off, Blow-Out Preventor, and Lubricator Additional Charge If Needed	Electric Line Perforating And Specialty Equipment, Hydraulic Pack-Off With Pump, Five Day Minimum	$	[***]	$	[***]		Ea./Per Day	$	[***]	[***]	%
30-91342	Slim Hole Tools 1.375" O.D.or smaller	Electric Line Perforating And Specialty Equipment,Slim Hole Tool, 1.375 In Outside Diameter and smaller	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
30-91343	300 Deg F – 350 Deg F	Electric Line Perforating And Specialty Equipment,E-Line Run, 300 Degree Through 350 Degree Non Discountable	$	[***]	$	[***]		Per/Foot	$	[***]	[***]	%
30-91344	350 Deg F – 400 Deg F	Electric Line Perforating And Specialty Equipment,E-Line Run, 350 Degree Through 400 Degree Non Discountable	$	[***]	$	[***]		Per/Foot	$	[***]	[***]	%
30-91345	Corrosive depth When a special cable is required for operations due to well bore conditions the following charges apply.	Electric Line Perforating And Specialty Equipment,Special Cable Required Non Discountable	$	[***]	$	[***]		Per/Foot	$	[***]	[***]	%
30-91346	Corrosive Operation When a special cable is required for operations due to well bore conditions the following charges apply.	Electric Line Perforating And Specialty Equipment,Special Cable Required Non Discountable	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
30-91347	Corrosive fluid depth When a standard line is run in corrosive fluids the following charges apply	Electric Line Perforating And Specialty Equipment,Electric Line Perforating And Specialty Equipment,Standard Line Run Non Discountable	$	[***]	$	[***]		Per/Foot	$	[***]	[***]	%
30-91348	Line Cleaning When a standard line is run in corrosive fluids the following charges apply	Electric Line Perforating And Specialty Equipment,Corrosive Bore, Hole Line Cleaning Charge	$	[***]	$	[***]		Per/Job	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
35-10200	CUSTOMER SUPPLIED TOOL / INSTUMENT SERVICE Depth Charge (per run) (2) (3

Selected Tools or instruments supplied by the customer will be run on Superior Energy’s electric line. Superior Energy retains the right to refuse to run any customer instruments or equipment. The customer is liable and responsible for all damage or loss to Superior Energy’s equipment (including the electric line) incurred or sustained by running instruments supplied by the customer, regardless of the cause of such loss or damage.Non Discountable

			$	[***]	$	[***]		Per/Foot	$	[***]	[***]	%
35-10201	CUSTOMER SUPPLIED TOOL / INSTUMENT SERVICE Operations Charge (3

Selected Tools or instruments supplied by the customer will be run on Superior Energy’s electric line. Superior Energy retains the right to refuse to run any customer instruments or equipment. The customer is liable and responsible for all damage or loss to Superior Energy’s equipment (including the electric line) incurred or sustained by running instruments supplied by the customer, regardless of the cause of such loss or damage.A minimum operating charge of 2 hours is applied per descent into the well. Operating time is considered to be all time while service or measurements are performed. Trip time in/out of the well to position measurement device(s) is not considered operating time until it exceeds 4 hours.Non Discountable

			$	[***]	$	[***]		Per/Hour	$	[***]	[***]	%
30-50000	Diesel Single Drum Unit	Slickline Surface Equipment Rental, Single Drum Unit, Diesel, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
30-50500	3/16" Single Drum Unit with Power Pack	Slickline Surface Equipment Rental, Single Drum Unit, 3/16 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
30-51000	Hydraulic Double Drum Unit	Slickline Surface Equipment Rental, Hydraulic Drum Unit, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
30-53500	Weight Indicator (0 to 4000#)	Slickline Surface Equipment Rental, Weight Indicator, 0-4000 Lb, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
30-54000	Weight Indicator (Over 4000#)	Slickline Surface Equipment Rental, Weight Indicator, Over 4000 Lb, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
30-58500	Twist Tester	Slickline Surface Equipment Rental, Twist Tester, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
35-00034	Rope Fall	Downhole Slickline Equipment, Rope Falls, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
30-57001	Complete Slickline Tool Box - Standard Service	Slickline Surface Equipment Rental, Slickline Tool Box, Standard Service, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
30-57002	Complete Slickline Tool Box - H2S Service	Slickline Surface Equipment Rental, Slickline Tool Box, Hydrogen Sulfide Service, Quote On Request	QOR					Per/Day
30-57003	Complete Double Stocked Slickline Tool Box – Standard Service	Slickline Surface Equipment Rental, Double Stocked Slickline Tool Box, Quote On Request	QOR					Per/Day

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-57004	Complete Double Stocked Slickline Tool Box – H2S Service	Slickline Surface Equipment Rental, Double Stocked Slickline Tool Box, Quote On Request	QOR					Per/Day
500000	Alligator Grab	Downhole Slickline Equipment, Alligator Grab, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
ALUMINUM PERFORATING DUMMY
500100	Aluminum Perforating Dummy (20') 1-3/8" to 1-11/16" O.D.	Downhole Slickline Equipment, Aluminum Perforation Dummy, 20 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
500200	Aluminum Perforating Dummy (20') 1-3/4" to 2-1/8" O.D.	Downhole Slickline Equipment, Aluminum Perforation Dummy, 20 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
500300	Aluminum Perforating Dummy (20') 2-1/4" to 3-3/8" O.D.	Downhole Slickline Equipment, Aluminum Perforation Dummy, 20 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
500350	Aluminum Perforating Dummy (each additional 5')	Downhole Slickline Equipment, Aluminum Perforation Dummy, Over 5 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
BAILERS
500401	Bailers – Sample Thru 1-3/4"	Downhole Slickline Equipment, Sample Bailer, 1-3/4 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
500402	Bailers – Thru 2"	Downhole Slickline Equipment, Bailer, 2 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
500403	Bailers – Over 2"	Downhole Slickline Equipment, Bailer, Over 2 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
500404	Maxwell Bailers Thru 2"	Downhole Slickline Equipment Rental, Maxwell Bailers Thru 2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
500405	Maxwell Bailers Over 2"	Downhole Slickline Equipment Rental, Maxwell Bailers Over 2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
BAILERS – MISCELLANEOUS
500500	10' Section

Downhole Slickline Equipment Rental, Bailer, Miscellaneous 10 Ft Section, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services 5-Day Minimum Applies

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
500505	Additional 5' Section

Downhole Slickline Equipment Rental, Bailer, Miscellaneous Additional 5 Ft, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services 5-Day Minimum Applies

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
500501	Bailers – Dump or Hydrostatic (Plus Expendables)	Downhole Slickline Equipment, Bailer, Dump Or Hydrostatic, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
500502	Bailers – Slap	Downhole Slickline Equipment, Bailer, Slap, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
500503	Bailers – Hydrostatic with Junk Basket	Downhole Slickline Equipment, Bailer, Hydrostatic, With Junk Basket, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
BARS- CUTTER OR DROP

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
500601	Cutter Bar – 1-1/4" thru 2-1/8"

Downhole Slickline Equipment Rental, Cutter Bar 1-1/4 In Through 2-1/8 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
500602	Drop Bar – 1-1/4" thru 3"

Downhole Slickline Equipment Rental, Drop Bar 1-1/4 In Through 3 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Service Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
BLIND BOX
500620	Blind Box	Downhole Slickline Equipment Rental, Blind Box, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
BRUSHES
500701	Brush - Nipple thru 1.875"

Downhole Slickline Equipment Rental, Brush Nipple, Through 1.875 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
500702	Brush - Nipple thru 2.313"

Downhole Slickline Equipment Rental, Brush Nipple, Through 2.313 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
500703	Brush - Nipple thru 2.813"

Downhole Slickline Equipment Rental, Brush Nipple, Through 2.813 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
500704	Brush - Nipple thru 3.813"

Downhole Slickline Equipment Rental, Brush Nipple, Through 3.813 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
BROACHING TOOLS – STANDARD
500801	Broaching Tools < 2"	Downhole Slickline Equipment, Broaching Tool, Under 2 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
500802	Broaching Tools 2" to 2-3/4"	Downhole Slickline Equipment, Broaching Tool, 2-2-3/4 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
500803	Broaching Tools 2-3/4" to 4"	Downhole Slickline Equipment, Broaching Tool, 2-3/4-4 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
BROACHING TOOLS – DIAMOND
500901	Broaching Tools < 2"

Downhole Slickline Equipment Rental, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, Broaching Tools, Diamond, Under 2 In Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
500902	Broaching Tools 2" to 2 3/4"

Downhole Slickline Equipment Rental, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, Broaching Tools, Diamond, 2- 2-3/4 In Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
500903	Broaching Tools 2 3/4" to 4"

Downhole Slickline Equipment Rental, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, Broaching Tools, Diamond, 2-3/4-4 In Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
BROACHING TOOLS – PADDLE
501001	Broaching Tools < 2"

Downhole Slickline Equipment Rental, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, Broaching Tools, Paddle Under 2 In Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
BROACHING TOOLS – PADDLE Cont’d
501002	Broaching Tools 2" to 2 3/4"

Downhole Slickline Equipment Rental, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, Broaching Tools, Paddle 2-2-3/4 In Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501003	Broaching Tools 2 3/4" to 4"

Downhole Slickline Equipment Rental, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, Broaching Tools, Paddle 2-3/4-4 In Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
BROACHING TOOLS – AC/DC (D&D)
501011	Broaching Tools < 2"

Downhole Slickline Equipment Rental, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, Broaching Tools, AC/DC, Under 2 In Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501012	Broaching Tools 2" to 2 3/4"

Downhole Slickline Equipment Rental, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, Broaching Tools, AC/DC, 2-2-3/4 In Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501013	Broaching Tools 2 3/4" to 4"

Downhole Slickline Equipment Rental, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, Broaching Tools, AC/DC, 2-3/4-4 In Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
CENTRALIZERS
501101	Centralizers – Teflon Thru 2 1/4" (3)

Downhole Slickline Equipment Rental, Centralizer Teflon, Through 2-1/4 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, Expendable Items Will Be Charged In Addition To The Daily Rates Shown Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501102	Centralizers – Teflon Over 2 1/4" (3)

Downhole Slickline Equipment Rental, Centralizer Teflon, Over 2-1/4 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, Expendable Items Will Be Charged In Addition To The Daily Rates Shown Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501103	Bow Spring	Downhole Slickline Equipment Rental, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, Broaching Tools, Bow Spring Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
CHECK SET TOOL
501201	Check Set Tool Thru 2"

Downhole Slickline Equipment Rental, Check Set Tool, Through 2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501202	Check Set Tool Thru 2.562"

Downhole Slickline Equipment Rental, Check Set Tool, Through 2, 562 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501203	Check Set Tool 3.813"

Downhole Slickline Equipment Rental, Check Set Tool, 3.813 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
CHIPPING TOOL
501301	Chipping Tool < 2"	Downhole Slickline Equipment Rental, Chipping Tool, Under 2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501302	Chipping Tools 2" to 2 1/2"	Downhole Slickline Equipment, Collar Stop, 2 to 2 1/2 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501303	Chipping Tools 2 1/2" to 3"	Downhole Slickline Equipment, Collar Stop, 2 1/2 to 3 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501304	Chipping Tools 3" to 4"	Downhole Slickline Equipment, Collar Stop, Over 3 to 4 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
CIRCULATING PLUGS (2)
501111	Circulating Plugs (Plus Cups) Thru 2-7/8"

Downhole Slickline Equipment Rental, Circulating Plugs, Plus Cups, Through 2-7/8 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501112	Circulating Plugs (Plus Cups) Over 2-7/8"

Downhole Slickline Equipment Rental, Circulating Plug, Plus Cups, Over 2-7/8 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
COLLAR STOPS
501211	Collar Stops Thru 2"	Downhole Slickline Equipment, Collar Stop, 2 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501212	Collar Stops Thru 2-7/8"	Downhole Slickline Equipment, Collar Stop, 2-7/8 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501213	Collar Stops Thru 3 1/2"	Downhole Slickline Equipment, Collar Stop, 3-1/2 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501214	Collar Stops Over 4 1/2"	Downhole Slickline Equipment, Collar Stop, Over 4-1/2 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
DRIVE DOWN TOOL
501311	Drive Down Tool (X Lock) thru 1.875"

Downhole Slickline Equipment Rental, Drive Down Tool, Extra Lock, Through 1, 875, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501312	Drive Down Tool (X Lock) thru 2.313"

Downhole Slickline Equipment Rental, Drive Down Tool, Extra Lock, Through 2, 313 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501313	Drive Down Tool (X Lock) thru 2.813"

Downhole Slickline Equipment Rental, Drive Down Tool, Extra Lock, Through 2, 813 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501314	Drive Down Tool (X Lock) thru 3.813"

Downhole Slickline Equipment Rental Drive Down Tool, Extra Lock, Through 3.813 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501315	Drive Down Tool (Gas Lift pocket checker)

Downhole Slickline Equipment Rental, Drive Down Tool, Gas Lift Pocket Checker, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
GLASS BREAKERS
501401	Glass Breakers thru 2”	Downhole Slickline Equipment Rental, Glass Breakers, Through 2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501402	Glass Breakers thru 3”	Downhole Slickline Equipment Rental, Glass Breakers, Through 3 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501403	Glass Breakers thru 4”	Downhole Slickline Equipment Rental, Glass Breakers, Through 4 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
Go Devil
501501	Go Devil 3'	Downhole Slickline Equipment, Go Devil, 3 Ft, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501502	Go Devil 5'	Downhole Slickline Equipment, Go Devil, 5 Ft, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501503	Go Devil 10'	Downhole Slickline Equipment, Go Devil, 10 Ft, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
HOLEFINDERS (2)
501601	Holefinder 2" with Collar Stop	Downhole Slickline Equipment, Holefinder, 2 In, With Collar Stop, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501602	Holefinder 2" with Tubing Stop	Downhole Slickline Equipment, Holefinder, 2 In, With Tubing Stop, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
501603	Holefinder 2 1/2" with Collar Stop	Downhole Slickline Equipment, Holefinder, 2-1/2 In, With Collar Stop, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501604	Holefinder 2 1/2 " with Tubing Stop	Downhole Slickline Equipment, Holefinder, 2-1/2 In, With Tubing Stop, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501605	Holefinder 3" with Collar Stop	Downhole Slickline Equipment, Holefinder, 3 In, With Collar Stop, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501606	Holefinder 3" with Tubing Stop	Downhole Slickline Equipment, Holefinder, 3 In, With Tubing Stop, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
HYDRAULIC JARS
501701	Hydraulic Jars 1 1/4"	Downhole Slickline Equipment, Hydraulic Jar, 1-1/4 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501702	Hydraulic Jars 1 1/2"	Downhole Slickline Equipment, Hydraulic Jar, 1-1/2 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501703	Hydraulic Jars 1 3/4"	Downhole Slickline Equipment, Hydraulic Jar, 1-3/4 In, Five Day Minimum Rental, Quote On Request	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501704	Hydraulic Rod Jars 1 1/2”	Downhole Slickline Equipment, Hydraulic Rod Jars, 1-1/2 In, Five Day Minimum Rental, Quote On Request	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501705	Hydraulic Rod Jars 1 3/4"	Downhole Slickline Equipment, Hydraulic Rod Jars, 1-3/4 In, Five Day Minimum Rental, Quote On Request	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
IMPRESSION BLOCK
501801	Impression Block Thru 2 1/2	Downhole Slickline Equipment, Impression Block, 2-1/2 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501802	Impression Block Over 2 1/2" Thru 3 1/2”	Downhole Slickline Equipment, Impression Block, Over 2-1/2 In Through 3-1/2 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501803	Impression Block Over 3 1/2"	Downhole Slickline Equipment, Impression Block, Over 3-1/2 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
JARS
501810	Jars – Impact Select	Downhole Slickline Equipment, Jar, Impact Select, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
35-00036	Jars – Impact Select – Standby Charge	Downhole Slickline Equipment, Jar, Impact Select, Stand-by	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
JUNK BASKETS
501901	Junk Baskets Thru 2"	Downhole Slickline Equipment Rental, Junk Baskets Through 2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501902	Junk Baskets Thru 2 1/2"

Downhole Slickline Equipment Rental, Junk Baskets Through 2 1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
501903	Junk Baskets Thru 3"	Downhole Slickline Equipment Rental, Junk Baskets Through 3 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
501904	Junk Baskets Thru 4"	Downhole Slickline Equipment Rental, Junk Baskets Through 4 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
KICKOVER TOOLS - Camco
502001	Kickover Tools (AK, K, L, R)

Downhole Slickline Equipment Rental, Kickover Tools, Camco, AK, K, L, R, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502002	Kickover Tool (OK-1) 2"

Downhole Slickline Equipment Rental, Kickover Tools, Camco Ok-1, 2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502003	Kickover Tool (OK-1) 2 1/2”

Downhole Slickline Equipment Rental, Kickover Tools, Camco Ok-1, 2 1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502004	Kickover Tool (OK-1) 3 1/2"

Downhole Slickline Equipment Rental, Kickover Tools, Camco Ok-1, 3 1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502005	Kickover Tool (OK-1) 4 1/2"

Downhole Slickline Equipment Rental, Kickover Tools, Camco Ok-1, 4 1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
KICKOVER TOOL –MERLA
502101	Merla Kickover Tool 2"	Downhole Slickline Equipment Rental, Merla Kickover Tool 2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502102	Merla Kickover Tool 2 1/2"	Downhole Slickline Equipment Rental, Merla Kickover Tool 2-1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502103	Merla Kickover Tool 3 1/2"	Downhole Slickline Equipment Rental, Merla Kickover Tool 3-1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502104	Merla Kickover Tool 4 1/2"	Downhole Slickline Equipment Rental, Merla Kickover Tool 4-1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
KICKOVER TOOLS – Daniel’s
502201	Daniel’s DOT Kickover Tool Thru 2"

Downhole Slickline Equipment Rental, Daniels DOT Kickover Tool Through 2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Service Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502202	Daniel’s DOT Kickover Tool Thru 2 1/2"

Downhole Slickline Equipment Rental, Daniels DOT Kickover Tool Through 2-1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Service Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502203	Daniel’s DOT Kickover Tool Thru 3 1/2"

Downhole Slickline Equipment Rental, Daniels DOT Kickover Tool Through 3-1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Service Five Day Minimum Rental

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502204	Daniel’s DOT Kickover Tool Thru 4 1/2"

Downhole Slickline Equipment Rental, Daniels DOT Kickover Tool Through 4 1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Service Five Day Minimum Rental

			QOR					Per/Day
KICKOVER TOOL-N
502301	N Kickover Tool 2"	Downhole Slickline Equipment Rental, N Kickover Tool 2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502302	N Kickover Tool 2 1/2"	Downhole Slickline Equipment Rental, N Kickover Tool 2-1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502303	N Kickover Tool 3 1/2"	Downhole Slickline Equipment Rental, N Kickover Tool 3-1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502304	N Kickover Tool 4 1/2"	Downhole Slickline Equipment Rental, N Kickover Tool 4-1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
KNUCKLE JARS
502350	Knuckle Jars	Downhole Slickline Equipment Rental, Knuckle Jars, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
MAGNETIC FISHING TOOL
502401	Magnetic Fishing Tool Thru 2"	Downhole Slickline Equipment, Magnetic Fishing Tool, 2 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
502402	Magnetic Fishing Tool Thru 2 1/2"	Downhole Slickline Equipment, Magnetic Fishing Tool, 2-1/2 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502403	Magnetic Fishing Tool Thru 3 1/2"	Downhole Slickline Equipment, Magnetic Fishing Tool, 3 1/2 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502404	Magnetic Fishing Tool Thru 4"	Downhole Slickline Equipment, Magnetic Fishing Tool, 4 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
MANDRELS (2)
502501	Mandrel – D Mandrel

Downhole Slickline Equipment Rental, Mandrel, D Mandrel, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502502	Mandrel – Nipple Type (X, R, S, T) Thru 2-3/8"

Downhole Slickline Equipment Rental, Mandrel, Nipple Type, X, R, S, T, Through 2-3/8 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Service, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502503	Mandrel – Nipple Type (X, R, S, T) Thru 2.875

Downhole Slickline Equipment Rental, Mandrel, Nipple Type, X, R, S, T, Through 2.875 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Service, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502504	Mandrel – Nipple Type (X, R, S, T) Thru 3.875

Downhole Slickline Equipment Rental, Mandrel, Nipple Type, X, R, S, T, Through 3, 875, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502505	Mandrel – Slip Type Thru 2-7/8"

Downhole Slickline Equipment Rental, Mandrel Slip Type Through 2-7/8 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502506	Mandrel – Slip Type Thru 3 1/2"

Downhole Slickline Equipment Rental, Mandrel Slip Type Through 3-1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Service, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502507	Mandrel – Special & Over 3 1/2"

Downhole Slickline Equipment Rental, Mandrel, Special/Over 3-1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
NIPPLE LOCATOR
502550	Nipple Locator Thru 2-7/8"

Downhole Slickline Equipment Rental, Nipple Locator Through 2-7/8 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502551	Nipple Locator > 2-7/8"

Downhole Slickline Equipment Rental, Nipple Locator Over 2-7/8 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
OVERSHOTS – Bowen (2)
502601	Overshots – Bowen (grapple type) thru 2-3/8" tubing

Downhole Slickline Equipment Rental, Overshot, Bowen, Grapple Type, Through 2-3/8 In Tubing, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502602	Overshots – Bowen (grapple Type) type thru 2-7/8" tubing

Downhole Slickline Equipment Rental, Overshot, Bowen, Grapple Type, Through 2-7/8 In Tubing, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502603	Overshots – Bowen (grapple type) thru 3 1/2" tubing

Downhole Slickline Equipment Rental, Overshot, Bowen, Grapple Type, Through 3-1/2 In Tubing, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502604	Overshots – Bowen (grapple type) thru 4 1/2" tubing

Downhole Slickline Equipment Rental, Overshot, Bowen, Grapple Type, Through 4-1/2 In Tubing, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
OVERSHOTS – O”BANNON (2)
502801	Overshots – O’Bannon (slip type) thru 2-3/8" tubing

Downhole Slickline Equipment Rental, Overshot, Through 2-3/8 In Tubing, OBannon, Slip Type, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502802	Overshots – O’Bannon (slip type) thru 2-7/8" tubing

Downhole Slickline Equipment Rental, Overshot, OBannon Through 2-7/8 In Tubing, Slip Type, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost				Discount
502803	Overshots – O’Bannon (slip type) thru 3 1/2" tubing

Downhole Slickline Equipment Rental, Overshot, OBannon Through 3-1/2 In Tubing, Slip Type, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]			[***]	%
502804	Overshots – O’Bannon (slip type) thru 4 1/2" tubing

Downhole Slickline Equipment Rental, Overshot, OBannon Through 4-1/2 In Tubing, Slip Type, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]			[***]	%
PARAFFIN CUTTER (Ring Gauge)
503410	Paraffin Cutter -Through 2 1/2"

Downhole Slickline Equipment Rental, Paraffin Cutter Ring Gauge Through 2-1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]			[***]	%
503411	Paraffin Cutter - 2 3/4" through 6"

Downhole Slickline Equipment Rental, Paraffin Cutter Ring Gauge 2-3/4 In, 6 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]			[***]	%
PONY TAIL
503415	Pony Tail	Downhole Slickline Equipment Rental, Pony Tail, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services 5 Day Minimum Rental Applies To All Items	$	[***]	$	[***]		Per/Day	$	[***]			[***]	%
	PRONG		$	[***]	$	[***]
503420	Prong – Equalizing (Pulling or Running)

Downhole Slickline Equipment Rental, Prong, Equalizing, Pulling Or Running, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	$	[***]	[***]	%
PULLING TOOLS – Otis or Camco
502901	Pulling Tools (special) Thru 2 1/2"

Downhole Slickline Equipment Rental, Pulling Tools, Special, Through 2-1/2 In, Otis Or Camco, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]			[***]	%
502902	Pulling Tools (special) 3"

Downhole Slickline Equipment Rental, Pulling Tools, Special, 3 In, Otis Or Camco, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]			[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
502903	Pulling Tools (special) over 3"

Downhole Slickline Equipment Rental, Pulling Tools, Special, Over 3 In, Otis Or Camco, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502904	Pump Through Pulling Tool Thru 2 1/2"

Downhole Slickline Equipment Rental, Pump Through Pulling Tool Through 2-1/2 In, Otis Or Camco, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
502905	Pump Through Pulling Tool Over 2 1/2"

Downhole Slickline Equipment Rental, Pump Through Pulling Tool Over 2-1/2 In, Otis Or Camco, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
PULLING TOOLS – D&D PR Tool (2)
503001	Pulling Tools – PR 1 1/4"

Downhole Slickline Equipment Rental, Pulling Tools, D/D PR, 1-1/4 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503002	Pulling Tools – PR 1 5/8"

Downhole Slickline Equipment Rental, Pulling Tools, D/D PR, 1-5/8 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503003	Pulling Tools – PR 2"

Downhole Slickline Equipment Rental, Pulling Tools, D/D PR, 2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503004	Pulling Tools – PR 2 1/2"

Downhole Slickline Equipment Rental, Pulling Tools, D/D PR, 2-1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503005	Pulling Tools – PR 3"

Downhole Slickline Equipment Rental, Pulling Tools, D/D PR, 3 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
PULLING TOOLS – D&D PR GS Tool (2)
503101	Pulling Tools - PR GS 2"

Downhole Slickline Equipment Rental, Pulling Tools, D/D PR, GS, 2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503102	Pulling Tools – PR GS 2 1/2"

Downhole Slickline Equipment Rental, Pulling Tools, D/D PR, GS, 2-1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
503103	Pulling Tools – PR GS 3"

Downhole Slickline Equipment Rental, Pulling Tools, D/D PR, GS, 3 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
QUICKSET TOOLS
503201	Quickset Tools 2"

Downhole Slickline Equipment Rental, Quickset Tools 2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503202	Quickset Tools 2 1/2"

Downhole Slickline Equipment Rental, Quickset Tools 2-1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503203	Quickset Tools 3"

Downhole Slickline Equipment Rental, Quickset Tools 3 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
ROLLER STEMS (2)
503301	Roller Stem with Steel Wheels

Downhole Slickline Equipment Rental, Roller Stem With Steel Wheels, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503302	Roller Stem with Teflon Wheels

Downhole Slickline Equipment Rental, Roller Stem With Teflon Wheels, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
	SWEDGE		$	[***]	$	[***]			$	[***]
503401	Swedging Tools < 2"	Downhole Slickline Equipment, Swedging Tools, Under 2 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503402	Swedging Tools thru 2 1/2"	Downhole Slickline Equipment, Swedging Tools, 2-1/2 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503403	Swedging Tools thru 3 1/2"	Downhole Slickline Equipment, Swedging Tools, 3-1/2 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503404	Swedging Tools thru 4 1/2"	Downhole Slickline Equipment, Swedging Tools, 4-1/2 In, Five Day Minimum Rental	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
	PLUGS (2)								$	[***]
503501	Plug only Thru 3 1/2"

Downhole Slickline Equipment Rental, Plug Only Through 3-1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503502	Plug only over 3 1/2"

Downhole Slickline Equipment Rental, Plug Only Over 3-1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost				Discount
PLUGS with LOCK (2)
503503	Plug with D Mandrel Thru 2 7/8"

Downhole Slickline Equipment Rental, Plugs With D Mandrel Through 2-7/8 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]			[***]	%
503504	Plug with D Mandrel Over 2 7/8"

Downhole Slickline Equipment Rental, Plugs With D Mandrel Over 2-7/8 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]			[***]	%
503505	Plug with Packoff Assembly Thru 2 7/8"

Downhole Slickline Equipment Rental, Plugs With Packoff Assembly Through 2-7/8 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]			[***]	%
503506	Plug with Packoff Assembly Over 2 7/8"

Downhole Slickline Equipment Rental, Plugs With Packoff Assembly Over 2-7/8 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]			[***]	%
503507	Plug with R or T Mandrel Thru 2 7/8"

Downhole Slickline Equipment Rental, Plug With R Or T Mandrel Through 2-7/8 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]			[***]	%
503508	Plug with R or T Mandrel Over 2 7/8"

Downhole Slickline Equipment Rental, Plug With R Or T Mandrel Over 2-7/8 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]			[***]	%
503509	Plug with X, W or Other Mandrel Thru 2 7/8"

Downhole Slickline Equipment Rental, Plug With X, W Or Other Mandrel Through 2-7/8 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]			[***]	%
503510	Plug with X, W or Other Mandrel Over 2 7/8"

Downhole Slickline Equipment Rental, Plug With R Or T Mandrel Over 2-7/8 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services, A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]			[***]	%
RUNNING TOOLS
503601	Running Tools (special) Thru 2 1/2"

Downhole Slickline Equipment Rental, Running Tools, Special, 2 1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
503602	Running Tools (special) 3"

Downhole Slickline Equipment Rental, Running Tools, Special, 3 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503603	Running Tools (special) Over 3"

Downhole Slickline Equipment Rental, Running Tools, Special, Over 3 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
SIDEWALL CUTTER
503701	Sidewall Cutter Thru 2"

Downhole Slickline Equipment Rental, Sidewall Cutter Through 2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503702	Sidewall Cutter Thru 2 1/2"	Downhole Slickline Equipment Rental, Sidewall Cutter Through 2- 1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services	$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503703	Sidewall Cutter Thru 3"

Downhole Slickline Equipment Rental, Sidewall Cutter Through 3 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
SHIFTING TOOL
503801	Selective Shifting Tools Thru 2"

Downhole Slickline Equipment Rental, Selective Shifting Tool Through 2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503802	Selective Shifting Tool Thru 2 1/2"

Downhole Slickline Equipment Rental, Sidewall Cutter Through 2 1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503803	Selective Shifting Tool Thru 3"

Downhole Slickline Equipment Rental, Selective Shifting Tool Through 3 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503804	Shifting Tool Thru 2"

Downhole Slickline Equipment Rental, Shifting Tool Through 2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%
503805	Shifting Tool Thru 2 1/2"

Downhole Slickline Equipment Rental, Shifting Tool Through 2- 1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]		Per/Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
503806	Shifting Tool Thru 3 1/2”

Downhole Slickline Equipment Rental, Shifting Tool Through 3- 1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
SPEARS
503901	Spears thru 1.875” mandrels

Downhole Slickline Equipment Rental, Spears Through 1.875 In Mandrels, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
503902	Spears thru 2.562 mandrels

Downhole Slickline Equipment Rental, Spears Through 2.562 In Mandrels, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
503903	Spears thru 3.813 mandrels

Downhole Slickline Equipment Rental, Spears Through 3.813 In Mandrels, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
STANDING VALVES (with locking mandrel)
504001	Standing Valves thru 2-3/8” tubing

Downhole Slickline Equipment Rental, Standing Valves Through 2-3/8 In Tubing, Standing Valves With Locking Mandrel, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504002	Standing Valves thru 2-7/8” tubing

Downhole Slickline Equipment Rental, Standing Valves Through 2-7/8 In Tubing, Standing Valves With Locking Mandrel, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504003	Standing Valves thru 3 1/2”

Downhole Slickline Equipment Rental, Standing Valves Through 3-1/2 In, Standing Valves With Locking Mandrel, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504004	Standing Valves thru 4 1/2”

Downhole Slickline Equipment Rental, Standing Valves Through 4-1/2 In, Standing Valves With Locking Mandrel, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
STAR DRILL
504101	Star Drill through 2-3/8” tubing

Downhole Slickline Equipment Rental, Star Drill Through 2-3/8 In Tubing, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
504102	Star Drill through 2-7/8" tubing

Downhole Slickline Equipment Rental, Star Drill Through 2-7/8 In Tubing, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
STAR DRILL CONT’D
504103	Star Drill through 3 1/2" tubing

Downhole Slickline Equipment Rental, Star Drill Through 3-1/2 In Tubing, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504104	Star Drill through 4 1/2" tubing

Downhole Slickline Equipment Rental, Star Drill Through 4-1/2 In Tubing, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
SWAB MANDREL
504201	Swab Mandrel – 2"

Downhole Slickline Equipment Rental, Swab Mandrel, 2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies To All Items

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504202	Swab Mandrel – 2 1/2"

Downhole Slickline Equipment Rental, Swab Mandrel, 2 1/2 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504203	Swab Mandrel – 3"	Downhole Slickline Equipment Rental, Swab Mandrel, 3 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504204	Swab Mandrel – 4"	Downhole Slickline Equipment Rental, Swab Mandrel, 4 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services A 5 Day Minimum Rental Applies	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
TAR BABY
504301	Tar Baby Thru 2" (plus redress)	Downhole Slickline Equipment, Tar Baby Through 2 In, Plus Redress, Five Day Minimum Rental	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504302	Tar Baby Thru 2 1/2" (plus redress)	Downhole Slickline Equipment, Tar Baby Through 2-1/2 In, Plus Redress, Five Day Minimum Rental	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504303	Tar Baby Thru 3 1/2" (plus redress)	Downhole Slickline Equipment, Tar Baby Through 3-1/2 In, Plus Redress, Five Day Minimum Rental	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504304	Tar Baby Thru 4 1/2" (plus redress)	Downhole Slickline Equipment, Tar Baby Through 4-1/2 In, Plus Redress, Five Day Minimum Rental	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
TENSION JAR – Taylor or Impact Selector
504401	Tension Jars – 1 1/2" to 1 9/16"	Downhole Slickline Equipment, Tension Jars, 1-1/2-1-9/16 In, Five Day Minimum Rental	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504402	Tension Jars – 1 9/16" to 1 13/16"	Downhole Slickline Equipment, Tension Jars, 1-9/16-1-13/16 In, Five Day Minimum Rental	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
504403	Tension Jar Accelerator – 1 1/2" to 1 9/16"	Downhole Slickline Equipment, Tension Jar Accelerator, 1-1/2 In, Five Day Minimum Rental	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504404	Tension Jar Accelerator – 1 9/16" to 1 13/16"	Downhole Slickline Equipment, Tension Jar Accelerator, 1-9/16 In, Five Day Minimum Rental	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
TEST TOOLS
504501	Test Tools (S, N, T, Q) Thru 2 7/8"	Downhole Slickline Equipment, Test Tool, SN TQ, 2-7/8 In, Five Day Minimum Rental	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504502	Test Tools (S, N, T,Q) Over 2 7/8"	Downhole Slickline Equipment, Test Tool, SN TQ, Over 2-7/8 In, Five Day Minimum Rental	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504503	Test Tool (X Selective) 2"	Downhole Slickline Equipment, Test Tool, X Selective, 2 In, Five Day Minimum Rental	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504504	Test Tool (X Selective) 2 1/2"	Downhole Slickline Equipment, Test Tool, X Selective, 2-1/2 In, Five Day Minimum Rental	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504505	Test Tool (X Selective) 3"	Downhole Slickline Equipment, Test Tool, X Selective, 3 In, Five Day Minimum Rental	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
TOOL STRING (Rope Socket, Stem, & Jars)
504601	Tool String – 3/4" to 1 1/2"

Downhole Slickline Equipment Rental, Tool String, 3/4-1-1/2 In, Rope, Socket, Stem And Jars, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504602	Tool String – 1 3/4" to 2 1/8" (Steel Stem)

Downhole Slickline Equipment Rental, Tool String, 1-3/4-2-1/8 In Steel Stem, Rope, Socket, Stem And Jars, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504603	Tool String – 1" to 1 1/2" (Leaded Stem)

Downhole Slickline Equipment Rental, Tool String, 1-1-1/2 In Leaded Stem, Rope, Socket, Stem And Jars, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504604	Tool String – 1 1/2" to 1 3/4" (Leaded Stem)

Downhole Slickline Equipment Rental, Tool String, 1-1/2-1-3/4 In Leaded Stem, Rope, Socket, Stem And Jars, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504605	Tool String – 1 7/8" to 2 1/8" (Leaded Stem)

Downhole Slickline Equipment Rental, Tool String, 1-7/8-2-1/8 In Leaded Stem, Rope, Socket, Stem And Jars, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504606	Tool String – 1 1/4" to 1 1/2" (Tungsten Stem per 5’ section)

Downhole Slickline Equipment Rental, Tool String, 1-1/4-1-1/2 In, Rope, Socket, Stem And Jars, Tungsten Stem Per 5 In Section, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
504607	Tool String – 1 9/16” to 1 11/16” (Tungsten Stem per 5’ section)

Downhole Slickline Equipment Rental, Tool String, 1-9/16-1- 11/16 In, Rope, Socket, Stem And Jars, Tungsten Stem Per 5 In Section, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504608	Tool String – 1 3/4” to 2 1/8” (Tungsten Stem per 5’ section)

Downhole Slickline Equipment Rental, Tool String, 1-3/4-2-1/8 In, Rope, Socket, Stem And Jars, Tungsten Stem Per 5 In Section, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]	Per/Day
TUBING END LOCATOR
504701	Tubing End Locator Thru 3”

Downhole Slickline Equipment Rental, Tubing End Locator Through 3 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504702	Tubing End Locator Over 3”	Downhole Slickline Equipment Rental, Tubing End Locator Over 3 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504703	Tubing End Locator Special (Gem’s)

Downhole Slickline Equipment Rental, Tubing End Locator Special, Gems, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
TUBING STOPS
504801	Tubing Stops Thru 2-7/8”

Downhole Slickline Equipment Rental, Tubing Stops Through 2- 7/8 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504802	Tubing Stops 3”	Downhole Slickline Equipment Rental, Tubing Stops 3 In, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504803	Tubing Stops Over 3”	Downhole Slickline Equipment Rental, Tubing Stops Over 3 Ft, Slickline Prices Shown Apply Only When Used In Conjunction With Superior Energy Plug And Abandonment Services Five Day Minimum Rental	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
WIREFINDER
504901	Wirefinder – Bowen Type	Downhole Slickline Equipment, Wirefinder, Bowen Type, Five	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
504902	Wirefinder – Bowen Type with Spear	Spear, Five Day Minimum Rental	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
Wire Grab
505001	Wire Grab - 2 Prong Thru 2-1/2”	Downhole Slickline Equipment, Wire Grab, 2 Prong, 2-1/2 In,	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
505002	Wire Grab - 2 Prong Thru 3-1/2”	Downhole Slickline Equipment, Wire Grab, 2 Prong, 3-1/2 In,	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
505003	Wire Grab - 2 Prong Thru 4-1/2”	Downhole Slickline Equipment, Wire Grab, 2 Prong, 4-1/2 In,	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
505004	Wire Grab - 4 Prong Thru 2 1/2”	Downhole Slickline Equipment, Wire Grab, 4 Prong, 2-1/2 In,	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
505005	Wire Grab - 4 Prong Thru 3-1/2”	Downhole Slickline Equipment, Wire Grab, 4 Prong, 3-1/2 In,	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
505006	Wire Grab - 4 Prong Thru 4-1/2”	Downhole Slickline Equipment, Wire Grab, 4 Prong, 4-1/2 In,	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost				Discount
505007	Wire Grab - Center Spear Thru 3”	Downhole Slickline Equipment, Wire Grab, Center Spear, 3 In,	$	[***]	$	[***]	Per/Day	$	[***]			[***]	%
505008	Wire Grab - Center Spear > 3”	In, Five Day Minimum Rental	$	[***]	$	[***]	Per/Day	$	[***]			[***]	%
RENTAL EQUIPMENT NOT LISTED
50999	Rental Equipment Not Listed.	On Request	QOR
EQUIPMENT DAMAGES
30-20998	20%	Equipment Damage, Repair Or Replacement, Cost Plus 20%
P & A Spud Barge Package with 15 ton Crane
30-17100	P & A Spud Barge with 12man living Quarters /Day	P And A Spud Barge Package With 5 Ton Crane, Spud Barge With 12 Man Living Quarters	QOR				Per/Day
30-17150	Additional Spud Boat (No Quarter) 5K Crane	P And A Spud Barge Package With 5 Ton Crane, Spud Boat, No Quarters, Quote On Request	QOR				Per/Day
30-17200	600 thru 900 HP Tug (12 HR)	P And A Spud Barge Package With 5 Ton Crane, 600 Through 900 Horse Power Tug, Per 12 Hour, Quote On Request	QOR				Per/Day
30-17300	Inland Crew Boat	P And A Spud Barge Package With 5 Ton Crane, Inland Crew Boat, Quote On Request	QOR				Per/Day
30-17400	Licensed Boat Captain / Hour	P And A Spud Barge Package With 5 Ton Crane, Licensed Boat Captain, 12 Hour	QOR				Per/Hour
30-17500	Meals Lodging per Man /Day	P And A Spud Barge Package With 5 Ton Crane, Meals, Lodging, Per Man Per Day, Quote On Request	$	[***]	$	[***]	Per/Day					[***]	%
30-17600	Additional Quarters	P And A Spud Barge Package With 5 Ton Crane, Additional Quarters, Quote On Request	QOR				Per/Day	$	[***]	$	[***]
30-17700	Deck Barge 130’ X 30’ /Day	P And A Spud Barge Package With 5 Ton Crane, Deck Barge 130 Ft X 30 Ft, Quote On Request	QOR				Per/Day
30-17800	Zero Discharge Package	P And A Spud Barge Package With 5 Ton Crane, Zero Discharge Package, Quote On Request	QOR				Per/Day
Quarters Package
30-17900	Living Quarters Set-Up	P And A Spud Barge Package With 5 Ton Crane, Living Quarters Set-Up, Quote On Request	QOR				Each
Nipples and Unions
30-20001	2” Ball Valve Stainless Steel 15,000#	Tool Box Inventory, Ball Valve, 2 In	$	[***]	$	[***]	Each	$	[***]			[***]	%
30-20002	4” King Nipple	Tool Box Inventory, King Nipple, 4 In	$	[***]	$	[***]	Each	$	[***]			[***]	%
30-20003	2” x 6” XX Heavy Nipples	Tool Box Inventory, Nipple, XXH, 2 In X 6 In, 2	$	[***]	$	[***]	Each	$	[***]			[***]	%
30-20004	4” x 6” Schedule 80 Nipple	Tool Box Inventory, Nipple, Schedule 80, 4 In X 6 In	$	[***]	$	[***]	Each	$	[***]			[***]	%
30-20005	4” Hose Clamp – Bolt Type	Hose Clamp, Tool Box Inventory, 4 In, Bolt Type	$	[***]	$	[***]	Each	$	[***]			[***]	%
30-20006	2” Hose Clamp – Bolt Type	Hose Clamp, Tool Box Inventory, 2 In, Bolt Type, 2	$	[***]	$	[***]	Each	$	[***]			[***]	%
30-20007	2” 1502 Complete	Tool Box Inventory, 1502 Complete, 2 In, 2	$	[***]	$	[***]	Each	$	[***]			[***]	%
30-20008	4” Fig 100 Complete	Tool Box Inventory, Figure, 100 Complete, 4 In	$	[***]	$	[***]	Each	$	[***]			[***]	%
30-20009	2” 1502 Wing x 1/2” Bull Plug	Tool Box Inventory, 2 In 1502 Wing X 1/2 In Bull Plug, 2	$	[***]	$	[***]	Each	$	[***]			[***]	%
30-20010	2” 1502 Thread x 1/2” Bull plug	Tool Box Inventory, 2 In 1502 Thread X 1/2 In Bull Plug, 2	$	[***]	$	[***]	Each	$	[***]			[***]	%
30-20011	2” 1502 High Pressure Tee	Tool Box Inventory, High Pressure Tee, 1502, 2 In	$	[***]	$	[***]	Each	$	[***]			[***]	%
30-20012	2” 1502 90	Tool Box Inventory, 2 In 1502 90, 2	$	[***]	$	[***]	Each	$	[***]			[***]	%
30-20013	2” 1502 Wing x 2” 1502 Wing	Tool Box Inventory, 2 In 1502 Wing X 2 In 1502 Wing, 2	$	[***]	$	[***]	Each	$	[***]			[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
30-20014	2" 1502 Thread x 2" 1502 Thread	Tool Box Inventory, 2 In 1502 Thread X 2 In 1502 Thread, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-20015	5m Adjustable Choke	Adjustable Choke, Tool Box Inventory, 5000 PSI	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-20016	Extra 5m Adjustable Choke Stem	Adjustable Choke Stem, Tool Box Inventory, 5000 PSI	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-20023	Extra 15m Adjustable Choke Stem	Adjustable Choke Stem, Tool Box Inventory, 15,000 PSI	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-20017	Extra 5m Adjustable Choke Seat	Adjustable Choke Seat, Tool Box Inventory, 5000 PSI	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-20027	Extra 15M Adjustable Choke Seat	Adjustable Choke Seat, Tool Box Inventory, 15,000 PSI	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-20018	Adjustable Choke Seat Tool	Adjustable Choke Seat Tool, Tool Box Inventory	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-20019	Set of 5m Adjustable Choke Packing	Adjustable Choke Packing, Tool Box Inventory, 5000 PSI	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-20020	2" 1502 Rubbers	Tool Box Inventory, 1502 Rubber, 2 In, 6	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-20021	Halliburton Valves	Halliburton Valve, Tool Box Inventory, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-20022	Halliburton Valve Rebuild kits 2x1 10M	Halliburton Valve Rebuild Kit, Tool Box Inventory, 2 x 1	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-30201	Halliburton Valve Rebuild kits 2x2	Halliburton Valve Rebuild Kit, Tool Box Inventory, 2 x 2	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-20024	MIS – Halco Valve Rebuild Kits 2x1 15M	Tool Box Inventory, Halco Valve Rebuild Kit, 2 X 1 15M, Expendable Items Used Shall Be Sold Back At The End Of Job, Non-Expendable Items Not Returned Shall Be Sold Back At The End Of Job	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-20025	MIS – Halco Valve Replacement Seals 2x1 15M	Tool Box Inventory, Halco Valve Replacement Seals 2 X 1 15M, Expendable Items Used Shall Be Sold Back At The End Of Job, Non-Expendable Items Not Returned Shall Be Sold Back At The End Of Job	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-20026	MIS – Halco Valve Replacement Inserts 2x1 15M	Tool Box Inventory, Halco Valve Replacement Inserts 2 X 1 15M, Expendable Items Used Shall Be Sold Back At The End Of Job, Non-Expendable Items Not Returned Shall Be Sold Back At The End Of Job	$	[***]	$	[***]	Each	$	[***]	[***]	%
Oils and Lubricants
30-21001	Gallon Cans of WD40	Tool Box Inventory, WD-40, Gal Cans, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-21002	Gallon Can of Marvel Mystery Oil	Tool Box Inventory, Marvel Mystery Oil	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-21003	Gallons of 40 wt Motor Oil	Tool Box Inventory, Motor Oil, 40 Wt, 5 Gal	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-21004	Gallons of Spartan 220 Gear Oil	Tool Box Inventory, Spartan 220 Gear Oil, 5 Gal	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-30200	Gallons Rock Drill Oil	Tool Box Inventory,Gallons Rock Drill Oil	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-21005	Gallons of Antifreeze	Tool Box Inventory, Antifreeze, 5 Gal	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-21006	Gallons of Transmission Fluid	Tool Box Inventory, Transmission Fluid, 5 Gal	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-21007	Gallons of Tellus 68 Hydraulic Fluid	Tool Box Inventory, Tellus 68 Hydraulic Fluid, 5 Gal	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-21008	Halliburton Grease Gun	Tool Box Inventory, Halliburton Grease Gun	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-21009	Sticks of Halliburton Valve Grease	Halliburton Valve Grease, Tool Box Inventory, 4 Sticks	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-21012	55 Gal DOT Drums (on request)	Tool Box Inventory, Drum, DOT, 55 Gal, On Request	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-21014	Best-O-Lite Pipe Dope	Tool Box Inventory, Best-O-Life Pipe Dope, Expendable Items Used Shall Be Sold Back At The End Of Job, Non-Expendable Items Not Returned Shall Be Sold Back At The End Of Job	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-21016	Dope Brush	Tool Box Inventory, Dope Brush, Expendable Items Used Shall Be Sold Back At The End Of Job, Non-Expendable Items Not Returned Shall Be Sold Back At The End Of Job	$	[***]	$	[***]	Each	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
30-21010	Grease Gun	Tool Box Inventory, Grease Gun	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-21011	Tubes of Chevron Ultra Duty Grease	Tool Box Inventory, Chevron Ultra Duty Grease, 20 Tubes	$	[***]	$	[***]	Each	$	[***]	[***]	%
Gauge and Connections
30-22001	10,000 psi Needle Valves x 1/2" NPT Connection	Tool Box Inventory, Needle Valve, 1/2 In National Pipe Thread Connection, 10000 PSI, 3	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-22002	3,000 psi Gauge	Tool Box Inventory, Gauge, 3000 PSI	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-22003	5,000 psi Gauge	Tool Box Inventory, Gauge, 5000 PSI, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-22004	10,000 psi Gauge	Tool Box Inventory, Gauge, 10000 PSI, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-22007	1" Snap tites (Set)	Tool Box Inventory, Snap Tites, 1 In, On Request	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-22005	1" Snap Tite Rebuild Kits	Tool Box Inventory, Rebuild Kit, 1 In Snap Tite, 4	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-22006	1" H-Packing for Snap Tites	H-Packing, Tool Box Inventory, 1 In, For Snap Tites, 8	$	[***]	$	[***]	Each	$	[***]	[***]	%
Torch Cutting Supplies
30-23001	Sets of Oxygen and Acetylene Regulators	Tool Box Inventory, Oxygen And Acetylene Regulator, 2 Sets	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-23002	Complete Torches	Tool Box Inventory, Complete Torch, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-23003	#4 Torch Tips	Tool Box Inventory, Torch Tip, Number 4, 4	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-23004	Torch Tip Cleaner	Tool Box Inventory, Torch Tip Cleaner	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-23005	Strikers	Tool Box Inventory, Striker, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-23006	Extra Flints	Tool Box Inventory, Extra Flint, 6	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-23007	Leather Cutting Gloves	Tool Box Inventory, Leather Cutting Gloves, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-23008	Pairs of Cutting Goggles	Tool Box Inventory, Cutting Goggles, 2 Pair	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-23009	Torch Hose	Tool Box Inventory, Torch Hose, 100 Ft	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-23010	Torch Hose Repair Kit	Tool Box Inventory, Torch Hose Repair Kit	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-23011	Cutting Tint Safety Shields (Shield Only)	Tool Box Inventory, Cutting Tint, Safety Shield, 10	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-23012	Shield Bracket Only	Tool Box Inventory, Shield Bracket Only, Expendable Items Used Shall Be Sold Back At The End Of Job, Non-Expendable Items Not Returned Shall Be Sold Back At The End Of Job	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-23013	Cutting Sleeve	Tool Box Inventory, Cutting Sleeve, Expendable Items Used Shall Be Sold Back At The End Of Job, Non-Expendable Items Not Returned Shall Be Sold Back At The End Of Job	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-23014	Cutting Shirt	Tool Box Inventory, Cutting Shirt, Expendable Items Used Shall Be Sold Back At The End Of Job, Non-Expendable Items Not Returned Shall Be Sold Back At The End Of Job	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-91349	Flash Arresters	Tool Box Inventory, Flash Arrestors	$	[***]	$	[***]	Each	$	[***]	[***]	%
Wrenches and Hammers
30-24001	18" Pipe Wrench	Pipe Wrench, Tool Box Inventory, 18 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24002	24" Pipe Wrenches	Pipe Wrench, Tool Box Inventory, 24 In, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24003	36" Pipe Wrenches	Pipe Wrench, Tool Box Inventory, 36 In, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24004	48" Pipe Wrench	Pipe Wrench, Tool Box Inventory, 48 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24005	60" Pipe Wrench (upon request)	Pipe Wrench, Tool Box Inventory, 60 In, Upon Request	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24006	4# Mauls	Tool Box Inventory, Maul, 4 Lb, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24007	8# Mauls	Tool Box Inventory, Maul, 8 Lb, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
30-24008	10# Maul	Tool Box Inventory, Maul, 10 Lb	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24009	Chipping Hammers	Tool Box Inventory, Chipping Hammer, 2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24010	5/8” Hammer Wrench	Hammer Wrench, Tool Box Inventory, 5/8 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24011	3/4” Hammer Wrench	Hammer Wrench, Tool Box Inventory, 3/4 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24012	7/8” Hammer Wrench	Hammer Wrench, Tool Box Inventory, 7/8 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24013	1” Hammer Wrench	Hammer Wrench, Tool Box Inventory, 1 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24014	1 1/8” Hammer Wrench	Hammer Wrench, Tool Box Inventory, 1-1/8 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24015	1 1/4” Hammer Wrench	Hammer Wrench, Tool Box Inventory, 1-1/4 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24016	1 3/8” Hammer Wrench	Hammer Wrench, Tool Box Inventory, 1-3/8 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24017	1 1/2” Hammer Wrench	Hammer Wrench, Tool Box Inventory, 1-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24018	1 5/8” Hammer Wrench	Hammer Wrench, Tool Box Inventory, 1-5/8 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24019	1 3/4” Hammer Wrench	Hammer Wrench, Tool Box Inventory, 1-3/4 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24020	1 7/8” Hammer Wrench	Hammer Wrench, Tool Box Inventory, 1-7/8 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24021	2” Hammer Wrench	Hammer Wrench, Tool Box Inventory, 2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24022	2 1/4” Hammer Wrench	Hammer Wrench, Tool Box Inventory, 2-1/4 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-24023	2 1/2” Hammer Wrench	Hammer Wrench, Tool Box Inventory, 2-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
Safety Supplies
30-25001	Box of Surgical Gloves	Tool Box Inventory, Surgical Gloves	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-25002	Pair of Elbow Length Rubber Gloves	Tool Box Inventory, Rubber Gloves, Elbow Length 6	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-25003	Bottle of Eyewash Solution	Tool Box Inventory, Eyewash Solution	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-25004	Icepack	Tool Box Inventory, Icepack, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-25005	Gas Detector (upon request)	Tool Box Inventory, Gas Sniffer, Tool Box Inventory	QOR				Each
30-25006	Clear Safety Shields	Tool Box Inventory, Clear Safety Shield, 10	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-25007	Norm Meter (upon request)	Tool Box Inventory, NORM Meter, Upon Request	QOR				Each
30-25008	First Aid Kit	Tool Box Inventory, First Aid Kit	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-25009	Box of Ear Plugs	Tool Box Inventory, Ear Plug	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-25010	Box of Dust Masks	Tool Box Inventory, Dust Masks	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-25011	Pairs of Clear Chemical Goggles	Tool Box Inventory, Clear Chemical Goggles, 3	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-25012	Caution Tape 3” X 1000’	Tool Box Inventory, Caution Tape	$	[***]	$	[***]	Each	$	[***]	[***]	%
Miscellaneous
30-26001	Mud Scale	Tool Box Inventory, Mud Scale	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26002	Viscosity Cup	Tool Box Inventory, Viscosity Cup	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26003	Viscosity Funnel	Tool Box Inventory, Viscosity Funnel	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26047	5M 4hr Chart recorder Single Pin	Tool Box Inventory, 5 M, 4 Hour Chart Recorder Single Pin, Expendable Items Used Shall Be Sold Back At The End Of Job, Non-Expendable Items Not Returned Shall Be Sold Back At The End Of Job	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26048	5M 4hr Chart recorder Dual Pin	Tool Box Inventory, 5 M, 4 Hour Chart Recorder Dual Pin, Expendable Items Used Shall Be Sold Back At The End Of Job, Non-Expendable Items Not Returned Shall Be Sold Back At The End Of Job	$	[***]	$	[***]	Each	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
30-26049	10M 4hr Chart recorder Single Pin	Tool Box Inventory, 10 M, 4 Hour Chart Recorder Single Pin, Expendable Items Used Shall Be Sold Back At The End Of Job, Non-Expendable Items Not Returned Shall Be Sold Back At The End Of Job	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26050	10M 4hr Chart recorder Dual Pin	Tool Box Inventory, 10 M, 4 Hour Chart Recorder Dual Pin, Expendable Items Used Shall Be Sold Back At The End Of Job, Non-Expendable Items Not Returned Shall Be Sold Back At The End Of Job	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26005	Box of 5m 4hr Chart Recorder Paper	Tool Box Inventory, Chart Recorder Paper, 5000 PSI, 4 Hour	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26006	Box of Cloth Rags (25 #)	Tool Box Inventory, Cloth Rags	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26007	3/4" Teflon Tape	Tool Box Inventory, Teflon Tape, 3/4 In, 10	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26008	Duct Tape	Tool Box Inventory, Duct Tape, 3	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26009	Electrical Tape – 3M-33T	Tool Box Inventory, Electrical Tape, 3	$	[***]	$	[***]	Each	$	[***]	[***]	%
3026000	Electrical Tape – Regular	Tool Box Inventory, Electrical Tape, Regular, Expendable Items Used Shall Be Sold Back At The End Of Job, Non-Expendable Items Not Returned Shall Be Sold Back At The End Of Job	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26010	Wire Brushes	Tool Box Inventory, Wire Brush, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26011	Box of 1/2" x 600' Rope (upon request)	Tool Box Inventory, Rope, 1/2 In X 600 Ft, Upon Request	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26012	Box of 3/8" x 600' Rope	Tool Box Inventory, Rope, 3/8 In X 600 Ft	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26013	Box of 1/4" x 600' Rope	Tool Box Inventory, Rope, 1/4 In X 600 Ft	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26014	Bundle of 18" x 18" Oil Absorbent Pads – 100 count	Tool Box Inventory, Oil Absorb Pads, 18 In X 18 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26015	Roll of 38" x 144" Oil Absorbent	Tool Box Inventory, Oil Absorbent, 38 In X 144 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-91350	5' x 50 yd. Fire Blanket	Tool Box Inventory, 5' x 50 yd. Fire Blanket	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-91351	6' x 8' Fire Blanket	Tool Box Inventory, 6' x 8' Fire Blanket	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-91357	8/ Oil Boom	Tool Box Inventory, 8/ Oil Boom	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26016	GoJo	Tool Box Inventory, GoJo, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26051	Orange Hand Cleaner	Tool Box Inventory, Orange Hand Cleaner, Expendable Items Used Shall Be Sold Back At The End Of Job, Non-Expendable Items Not Returned Shall Be Sold Back At The End Of Job	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26017	3/8" x 20" Chains w/ Clevis Hooks	Tool Box Inventory, Chains With Clevis Hooks, 3/8 In X 20 In, 4	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26018	Binders	Tool Box Inventory, Binder, 4	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26019	Flashlights	Tool Box Inventory, Flashlight, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26020	Boxes of D Cell Batteries	Tool Box Inventory, D Cell Batteries, 2 Pack	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-91352	AAA Batteries	Tool Box Inventory, AAA Cell Batteries, 2 Pack	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-91353	AA Batteries	Tool Box Inventory, AA Cell Batteries, 2 Pack	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26021	Hacksaws	Tool Box Inventory, Hacksaw, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26022	Hacksaw Blades	Tool Box Inventory, Hacksaw Blade, 10	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26023	Engineers Tape	Tool Box Inventory, Engineers Tape	$	[***]	$	[***]	Each	$	[***]	[***]	%
Miscellaneous Continued
30-26024	Pry Bar	Tool Box Inventory, Pry Bar	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26025	Deck Scrub Brushes	Tool Box Inventory, Deck Scrub Brush, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
30-26026	Spray Bottles	Tool Box Inventory, Spray Bottle, 2	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26027	Drum of Soap	Tool Box Inventory, Drum Of Soap	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26028	Visqueen	Tool Box Inventory, Visqueen, Upon Request	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26029	Roofing Paper	Tool Box Inventory, Roofing Paper, On Request	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26030	Slings, Cable Laid (on request)	Tool Box Inventory, Slings, Cable Laid, On Request	$	[***]	$	[***]	Each
30-26031	Slings, Nylon (on request)	Tool Box Inventory, Slings, Nylon, On Request	$	[***]	$	[***]	Each
30-26032	Babbin Pump (on request)	Tool Box Inventory, Babbin Pump, On Request	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26033	20’ Extension Ladder (on request)	Tool Box Inventory, Extension Ladder, 20 Ft, On Request	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26034	40’ Extension Ladder (on request)	Tool Box Inventory, Extension Ladder, 40 Ft, On Request	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26035	Paint Sticks /Each (on request)	Tool Box Inventory, Paint Sticks, On Request	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26036	Poly Sprayer (on request) - 2.5 Gal	Tool Box Inventory, Poly Sprayer, On Request	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26037	Hole Saw, Arbor and Pilot Bit (on request)	Tool Box Inventory, Hole Saw, Tool Box Inventory, Arbor And	QOR				Each
30-26038	Poly Pigs	Tool Box Inventory, Poly Pig QOR	QOR				Each
30-26039	3’ x 20’ Grating – Black Iron	Tool Box Inventory, Sheet Grating Black Iron, Expendable Items	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26040	Sheet Grating – Galvinized	Tool Box Inventory, Sheet Grating Galvanized, Expendable Items	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26041	Dual Split Wiper Rubber	Tool Box Inventory, Dual Split Wiper Rubber, Expendable Items	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26042	Black Dot Gloves (Per Pair)	Tool Box Inventory, Black Dot Gloves, Expendable Items Used	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26043	Orange Dot Gloves (Per Pair)	Tool Box Inventory, Orange Dot Gloves, Expendable Items Used	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26044	Coco Mats	Tool Box Inventory, Coco Mats, Expendable Items Used Shall Be	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26045	5 Gal Metal Bucket with Lid (Each)	Tool Box Inventory, 5 Gal Metal Bucket With Lid, Expendable	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-26046	4" x 4" x 8' – Lumber	Tool Box Inventory, 4 In X 4 In X 8 Ft Lumber, Expendable Items Used Shall Be Sold Back At The End Of Job, Non-Expendable Items Not Returned Shall Be Sold Back At The End Of Job	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-91353	Static Sheen Kit	Tool Box Inventory, Static Sheen Kit	$	[***]	$	[***]	Each	$	[***]	[***]	%
500 3" Monoblock Pump
30-27001	Valve Spring	Monoblock Pump Parts, Valve Spring, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27002	Discharge Flange Seal	Monoblock Pump Parts, 500, 3 In, Discharge Flange Seal	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27003	Pressure Ring	Monoblock Pump Parts, Pressure Ring, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27004	Header Ring	Header Ring, 500, 3 In, Monoblock Pump Parts	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27005	Valve Seat	Monoblock Pump Parts, Valve Seat, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27006	Inside Suction Carrier Seal	Monoblock Pump Parts, Inside Suction Carrier Seal, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27007	Outside Suction Carrier Seal	Monoblock Pump Parts, Outside Suction Carrier Seal, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27008	Discharge Cover Seal	Monoblock Pump Parts, 500, 3 In, Discharge Cover Seal	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27009	Suction Carrier Seal	Monoblock Pump Parts, Suction Carrier Seal, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27010	Stuffing Box Seal	Monoblock Pump Parts, Stuffing Box Seal, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27011	3" Plunger	Monoblock Pump Parts, 3 In Plunger, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27012	3" Stuffing Box	Monoblock Pump Parts, Stuffing Box, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27013	Lantern Ring	Monoblock Pump Parts, Lantern Ring, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27014	Packing Spacer	Monoblock Pump Parts, Packing Space, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
30-27015	Valve	Monoblock Pump Parts, Valve, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27016	Valve Insert	Monoblock Pump Parts, Valve Insert, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27017	Suction Valve Carrier	Monoblock Pump Parts, Suction Valve Carrier, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27018	Suction Manifold	Monoblock Pump Parts, Suction Manifold, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27019	Valve Stop	Monoblock Pump Parts, Valve Stop, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27020	Plunger Pin	Monoblock Pump Parts, Plunger Pin, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27021	Gasket, Pony Rod Housing	Gasket, 500, 3 In Monoblock Pump Parts, Pony Rod Housing	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-27022	Pony Rod Seal	Monoblock Pump Parts, Pony Rod Seal, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
500 3 1/2” Monoblock Pump
30-28001	Header Ring	Header Ring, 500, 3-1/2 In, Monoblock Pump Parts	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28002	Pressure Ring	Monoblock Pump Parts, Pressure Ring, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28003	Seal, Discharge Flange	Monoblock Pump Parts, 500, 3-1/2 In, Seal, Discharge Flange	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28004	Spring, Valve	Monoblock Pump Parts, Spring, Valve, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28005	Valve Complete	Monoblock Pump Parts, Valve, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28006	Valve Insert	Monoblock Pump Parts, Valve Insert, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28007	Seat, Valve	, t, Valve, 500, 3-1/2 In Monoblock Pump Parts, Seal Outside Suction Car	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28008	Seal, Outside Suction Carrier	M In p	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28009	Seal, Inside Suction Carrier	In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28010	Seal, Suction Carrier	Monoblock Pump Parts, Seal, Suction Carrier, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28011	Seal, Discharge Cover	Monoblock Pump Parts, 500, 3-1/2 In, Seal, Discharge Cover	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28012	Seal, Stuffing Box	Monoblock Pump Parts, Stuffing Box Seal, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
500 3 1/2” Monoblock Pump (continued)
30-28013	Packing Spacer	Monoblock Pump Parts, Packing, Spacer, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28014	Lantern Ring	Monoblock Pump Parts, Lantern Ring, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28015	Plunger 3 1/2”	Monoblock Pump Parts, Plunger, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28016	Seal, Pony Rod	Monoblock Pump Parts, Seal, Pony Rod, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28017	Gasket, Pony Rod Housing	Gasket, 500 3-1/2 In Monoblock Pump Parts, Pony Rod Housing	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28018	Plunger Pin	Monoblock Pump Parts, Plunger Pin, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28019	4 1/2” to 3 1/2” converter	Monoblock Pump Parts, Spacer, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28020	Valve Stop	Monoblock Pump Parts, Valve Stop, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28021	Suction Manifold	Monoblock Pump Parts, Suction Manifold, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28022	Suction Valve Carrier	Monoblock Pump Parts, Suction Valve Carrier, 500, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-28023	Stuffing Box	Monoblock Pump Parts, Stuffing Box, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
500 3 1/2” Segmented Pump
30-29001	Suction Valve	Segmented Pump, Suction Valve, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29002	Suction Seat	Segmented Pump, Suction Seat, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29003	Discharge Valve	Segmented Pump, 500, 3-1/2 In, Discharge Valve	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29004	Discharge Seat	Segmented Pump, 500, 3-1/2 In, Discharge Seat	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29005	Spring, Valve Suction	Segmented Pump, Spring, Suction Valve, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
30-29006	Valve Guide, Suction	Segmented Pump, Valve Guide, Suction In, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29007	Bushing	Bushing, 500, 3-1/2 In, Segmented Pump	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29008	Spring, Guide	Segmented Pump, Spring Guide, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29009	Valve Stop, Discharge	Segmented Pump, 500, 3-1/2 In, Valve Stop, Discharge	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29010	Discharge Spring	Segmented Pump, 500, 3-1/2 In, Discharge Spring In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29011	Lock Nut	Segmented Pump, Lock Nut, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29012	(101738) O-Ring	O-Ring, Segmented Pump, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29013	(101737) O-Ring	O-Ring, Segmented Pump, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29014	(101739) O-Ring	O-Ring, Segmented Pump, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29015	(101740) O-Ring	O-Ring, Segmented Pump, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29016	3 1/2’ Header Ring	Header Ring, 500, 3-1/2 In Segmented Pump	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29017	3 1/2” Pressure Ring (Vee Ring)	Segmented Pump, Pressure Ring, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29018	3 1/2” Plunger	Segmented Pump, Plunger In, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29019	Seal, Oil	Segmented Pump, Seal, Oil, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29020	Plunger Pin	Segmented Pump, Plunger Pin In, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-29021	Nylon Rod	Segmented Pump, Nylon Rod, 500, 3-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
500 4 1/2” Segmented Pump
30-30001	4 1/2” Plunger	Segmented Pump Parts, Plunger, 500, 4-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-30002	Seal, Oil	Segmented Pump Parts, Seal, Oil, 500, 4-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-30003	Packing Assembly	Segmented Pump Parts, Packing Assembly, 500, 4-1/2 In	QOR				Each
30-30004	Valve, Mission	Segmented Pump Parts, Valve, 500, 4-1/2 In, Mission	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-30005	Valve Stop, Discharge	Segmented Pump Parts, 500 4-1/2 In, Valve Stop, Discharge	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-30006	Spring, Discharge 4 1/2”	Segmented Pump Parts, 500, 4-1/2 In, Spring, Discharge	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-30007	Seat, Valve, Mission (Part # 111244)	Segmented Pump Parts, Seat, Valve, 500, 4-1/2 In, Mission	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-30008	O-Ring, 90 BUNA-N (Part # 110259)	O-Ring, Segmented Pump Parts, 500, 4-1/2 In, 90 Buna-N, Number 110259	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-30009	O-Ring, 90 BUNA-N (Part # 174630)	O-Ring, Segmented Pump Parts, 500, 4-1/2 In, 90 Buna-N, Number 174630	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-30010	O-Ring, 90 BUNA-N (Part # 110277)	O-Ring, Segmented Pump Parts, 500, 4-1/2 In, 90 Buna-N, Number 110277	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-30011	Valve, 4 1/2” Stem	Segmented Pump Parts, Valve Stem, 500, 4-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-30012	Seat, Valve, Mission (Part # 11243)	Segmented Pump Parts, Valve Seat, 500, 4-1/2 In, Mission No 11243	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-30013	Bushing, Valve Stem	Bushing, 500, 4-1/2 In, Segmented Pump Parts, Valve Stem	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-30014	Guide, Suction Valve Stem	Guide, 500, 4-1/2 In Segmented Pump Parts, Suction Valve Stem	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-30015	Guide, Valve Spring, Suction	Guide, 500, 4-1/2 In Segmented Pump Parts, Suction Valve Spring	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-30016	Nut, Hex, 1/2” – 20 Unitorque	Segmented Pump Parts, Nut, Hex, 500, 4-1/2 In, 1/2 In -20 Unitorque	$	[***]	$	[***]	Each	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
30-30017	Insert, Valve Mission (Part # 11236)	Segmented Pump Parts, Insert, Valve, 500, 4-1/2 In, Mission Number 11236	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-30018	Insert, Valve Mission (Part # 11237)	Segmented Pump Parts, Insert, Valve, 500, 4-1/2 In, Mission Number 11237	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-30019	Spring, Valve, Suction	Segmented Pump Parts, Spring, Suction Valve, 500, 4-1/2 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
3 1/2” OPI
30-31001	Stuffing Box	Stuffing Box, 3-1/2 In OPI Pump Parts	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-31002	Stuffing Box Redress Complete	Stuffing Box Seal, 3-1/2 In OPI Pump Parts	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-31003	Wiper Seal	Wiper Seal, 3-1/2 In OPI Pump Parts	QOR				Each
30-31004	Packing Ring	Packing Ring, 3-1/2 In OPI Pump Parts	QOR				Each
30-31005	Header Ring	Header Ring, OPI, 3-1/2 In, Pump Parts	QOR				Each
30-31006	O-Ring (Part # 101260)	O-Ring, 3-1/2 In OPI Pump Parts, Number 101260	QOR				Each
30-31007	Back Up Ring	OPI Pump Parts, 3-1/2 In, Back Up Ring	QOR				Each
30-31008	O-Ring (Part # 100924)	O-Ring, 3-1/2 In OPI Pump Parts, Number 100924	QOR				Each
30-31009	Seal	Seal, 3-1/2 In OPI Pump Parts	QOR				Each
30-31010	Seat	Seat, 3-1/2 In OPI Pump Parts	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-31011	Valve	Valve, 3-1/2 In OPI Pump Parts	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-31012	Valve Insert	Valve Insert, 3-1/2 In OPI Pump Parts	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-31013	Valve Spring	Valve Spring, 3-1/2 In OPI Pump Parts	$	[***]	$	[***]	Each	$	[***]	[***]	%
Gardner Denver PE-5
30-32001	3” Plunger Packing	Gardner Denver PE-5 Pump Parts, Plunger Packing, 3 In	QOR
30-32002	2 1/4” Plunger Packing	Gardner Denver PE-5 Pump Parts, Plunger Packing, 2-1/4 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-32003	Valve Cover Gasket	Gardner Denver PE-5 Pump Parts, Valve Cover Gasket	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-32004	Stuffing Box Gasket	Gardner Denver PE-5 Pump Parts, Stuffing Box Gasket	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-32005	2 1/4” Stuffing Box	Gardner Denver PE-5 Pump Parts, Stuffing Box, 2-1/4 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-32006	Oil Stop Head Packing	Gardner Denver PE-5 Pump Parts, Oil Stop Head Packing	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-32007	3” Plunger	Gardner Denver PE-5 Pump Parts, Plunger, 3 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-32008	2 1/4” Plunger	Gardner Denver PE-5 Pump Parts, Plunger, 2-1/4 In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-32009	Nut (Part # 50T90)	Gardner Denver PE-5 Pump Parts, Nut, Number 50T90	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-32010	Stuffing Box Stud	Gardner Denver PE-5 Pump Parts, Stuffing Box Stud	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-32011	Nut (Part # 50B10)	Gardner Denver PE-5 Pump Parts, Nut, Number 50B10	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-32012	Stud Cover	Gardner Denver PE-5 Pump Parts, Stud, Cover	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-32013	Nut Cover	Gardner Denver PE-5 Pump Parts, Nut, Cover	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-32014	3” Header Ring Packing	Gardner Denver PE-5 Pump Parts, Header Ring Packing, 3 In , , 21/	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-32015	2 1/4” Header Ring Packing	In	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-32016	Gasket Oil Stop Flange	Gasket, Gardner Denver PE-5 Pump Parts, Oil Stop Flange	$	[***]	$	[***]	Each	$	[***]	[***]	%
30-32017	3” Stuffing Box	Gardner Denver PE-5 Pump Parts, Stuffing Box	$	[***]	$	[***]	Each	$	[***]	[***]	%

LC 1000
35-00038	STOP VALVE	Pump Parts, LC 1000, Stop Valve	$	[***]	$	[***]	Each	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
35-00040	4" SEAT	Pump Parts LC 1000, 4 In, Seat	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00042	4" VALVE	Pump Parts LC 1000, 4 In, Valve	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00044	4" INSERT	Pump Parts LC 1000, 4 In, Insert	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00046	4" X 19.75" PLUNGER	Pump Parts LC 1000, 4 In X 19, 75 In Plunger	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00048	VALVE SPRING	Pump Parts, LC 1000, Valve Spring	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00050	4" COVER GASKET (SEAL)	Pump Parts LC 1000, 4 In Cover Gasket, Seal	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00052	STUFFING BOX	Pump Parts, LC 1000, Stuffing Box	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00054	4" STUFFING BOX SEAL	Pump Parts LC 1000, 4 In, Stuffing Box Seal	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00056	DIAPHRAGM GASKET	Pump Parts, LC 1000, Diaphragm Gasket	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00058	PONY ROD SEAL	Pump Parts, LC 1000, Pony Rod Seal	$	[***]	$	[***]	Each	$	[***]	[***]	%
Progressive Shaw Cutter – Grouted Casing Price (1) (2) (3) (4) (7)
Casing Size
30-93000	9 5/8" OD Casing and Smaller

Progressive Shaw Cutter, Grouted Casing Price, 9-5/8 In Outside Diameter Casing And Smaller, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]		$	[***]	[***]	%
30-93001	10 3/4" OD Casing and Smaller

Progressive Shaw Cutter, Grouted Casing Price, 10-3/4 In Outside Diameter Casing And Smaller, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]		$	[***]	[***]	%
30-93002	13 3/8" OD Casing and Smaller

Progressive Shaw Cutter, Grouted Casing Price, 13-3/8 In Outside Diameter Casing And Smaller, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]		$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
30-93003	16" OD Casing and Smaller

Progressive Shaw Cutter, Grouted Casing Price, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]		$	[***]	[***]	%
30-93004	18" OD Casing and Smaller

Progressive Shaw Cutter, Grouted Casing Price18 In Outside Diameter Casing And Smaller, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]		$	[***]	[***]	%
30-93005	20" OD Casing and Smaller

Progressive Shaw Cutter, Grouted Casing Price, 20 In Outside Diameter Casing And Smaller, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]		$	[***]	[***]	%
30-93006	24" OD Casing and Smaller

Progressive Shaw Cutter, Grouted Casing Price, 24 In Outside Diameter Casing And Smaller, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]		$	[***]	[***]	%
30-93007	26" OD Casing and Smaller

Progressive Shaw Cutter, Grouted Casing Price, 26 In Outside Diameter Casing And Smaller, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]		$	[***]	[***]	%
30-93008	30" OD Casing and Smaller

Progressive Shaw Cutter, Grouted Casing Price, 30 In Outside Diameter Casing And Smaller, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]		$	[***]	[***]	%
Supervisor Charges- Mechanical Cutting and Fishing Operations
30-93009	LAND – Per Supervisor	Supervisor Charge, Mechanical Cutting And Fishing Operations, Land	$	[***]	$	[***]		$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
30-93010	MARINE – Per Supervisor	Supervisor Charge, Mechanical Cutting And Fishing Operations, Marine	$	[***]	$	[***]		$	[***]	[***]	%
1	Larger sizes priced on application.
2	If cutter is run and no cut made – 50% of per cut charge.
3	When used for window milling, per cut prices will apply.
4	Pricing does not include inspection, repairs, or transportation. If any of these items are required, they will be charged at cost, plus 20%.
7	Requires Tool Supervisor
8	Charges begin from the time our supervisors leave our service point until he returns.
9	Twenty-four hours, or any part thereof, constitutes a full day.
Spears
94-5000	2 3/8" OD and Smaller

Spear, 2-3/8 In Outside Diameter And Smaller, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, Hydrogen Sulfide Charges, Add 25% When Used To Transmit Torque Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
94-5001	2 7/8" OD and Smaller

Spear, 2-7/8 In Outside Diameter And Smaller, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, Hydrogen Sulfide Charges, Add 25% When Used To Transmit Torque Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
94-5002	5" OD and Smaller

Spear, 5 In Outside Diameter And Smaller, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, Hydrogen Sulfide Charges, Add 25% When Used To Transmit Torque Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
94-5003	6 5/8" OD and Smaller

Spear, 6-5/8 In Outside Diameter And Smaller, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, Hydrogen Sulfide Charges, Add 25% When Used To Transmit Torque Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
94-5004	8 5/8" OD and Smaller

Spear, 8-5/8 In Outside Diameter And Smaller, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, Hydrogen Sulfide Charges, Add 25% When Used To Transmit Torque Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
94-5005	10 3/4" OD and Smaller

Spear, 10-3/4 In Outside Diameter And Smaller, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, Hydrogen Sulfide Charges, Add 25% When Used To Transmit Torque Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
94-5006	13 3/8" OD and Smaller

Spear, 13-3/8 In Outside Diameter And Smaller, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, Hydrogen Sulfide Charges, Add 25% When Used To Transmit Torque Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
94-5007	18" OD and Smaller

Spear, 18 In Outside Diameter And Smaller, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, Hydrogen Sulfide Charges, Add 25% When Used To Transmit Torque Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
94-5008	20" OD and Smaller

Spear, 20 In Outside Diameter And Smaller, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, Hydrogen Sulfide Charges, Add 25% When Used To Transmit Torque Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
94-5009	30" OD and Smaller

Spear, 30 In Outside Diameter And Smaller, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, Hydrogen Sulfide Charges, Add 25% When Used To Transmit Torque Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
Spear Packoff Assemblies (4) (5) (6)
94-5010	2 1/2" OD and Smaller

Spear Packoff Assembly, 2-1/2 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Plus Sale Of Packoff Rubber, Hydrogen Sulfide Charges, Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
94-5011	4" OD and Smaller

Spear Packoff Assembly, 4 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Plus Sale Of Packoff Rubber, Hydrogen Sulfide Charges, Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
94-5012	5 1/2" OD and Smaller

Spear Packoff Assembly, 5-1/2 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Plus Sale Of Packoff Rubber, Hydrogen Sulfide Charges, Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
94-5013	7" OD and Smaller

Spear Packoff Assembly, 7 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Plus Sale Of Packoff Rubber, Hydrogen Sulfide Charges, Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
94-5014	7 5/8" OD and Smaller

Spear Packoff Assembly, 7-5/8 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Plus Sale Of Packoff Rubber, Hydrogen Sulfide Charges, Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost				Discount
94-5015	9 5/8" OD and Smaller

Spear Packoff Assembly, 9-5/8 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Plus Sale Of Packoff Rubber, Hydrogen Sulfide Charges, Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]			[***]	%
94-5016	10 3/4" OD and Smaller

Spear Packoff Assembly, 10-3/4 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Plus Sale Of Packoff Rubber, Hydrogen Sulfide Charges, Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]			[***]	%
94-5017	13 3/8" OD and Smaller

Spear Packoff Assembly, 13-3/8 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Plus Sale Of Packoff Rubber, Hydrogen Sulfide Charges, Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]			[***]	%
94-5018	16" OD and Smaller

Spear Packoff Assembly, 16 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Plus Sale Of Packoff Rubber, Hydrogen Sulfide Charges, Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]			[***]	%
94-5019	20" OD and Smaller

Spear Packoff Assembly, 20 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Plus Sale Of Packoff Rubber, Hydrogen Sulfide Charges, Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]			[***]	%
94-5020	24" OD and Smaller

Spear Packoff Assembly, 24 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Plus Sale Of Packoff Rubber, Hydrogen Sulfide Charges, Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]			[***]	%
94-5021	26" OD and Smaller

Spear Packoff Assembly, 26 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Plus Sale Of Packoff Rubber, Hydrogen Sulfide Charges, Add 25% Price Per Run

			$	[***]	$	[***]	Per/Run	$	[***]			[***]	%
4	Pricing does not include inspection, repairs, or
5	Plus Sale of Packoff Rubber
6	H2S Charges – Add 25%
10	When used to transmit torque – Add 25%
Lifting Bars (4)
94-5022	Steel Lifting	Steel Lifting, Lifting Bar, Per Job	$	[***]	$	[***]	Per/Job	$	[***]	$	[***]	[***]	%
Grapples
35-00060	1.170"-2.061"	Grapple, Sales Charge, Catch Range 1170-2061 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]			[***]	%
35-00061	1.470-1.972"	Grapple, Sales Charge, Catch Range 1470-1972 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]			[***]	%
35-00062	1.828"-3.304"	Grapple, Sales Charge, Catch Range 1828-3304 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]			[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
35-00063	2.328"-3.485"	Grapple, Sales Charge, Catch Range 2328-3485 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00064	2.933"-3.636"	Grapple, Sales Charge, Catch Range 2933-3636 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00065	3.291"-4.207"	Grapple, Sales Charge, Catch Range 3291-4207 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00066	4.228"-4.947"	Grapple, Sales Charge, Catch Range 4228-4947 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
Grapples, Run Charge
35-00067	4.179"-4.601"	Grapple, Run Charge, 4179-4601 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00068	4.695"-5.101"	Grapple, Run Charge, 4695-5101 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00069	5.134"-5.540"	Grapple, Run Charge, 5134-5540 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00070	5.210"-5.586"	Grapple, Run Charge, 5210-5586 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00071	5.664"-5.727"	Grapple, Run Charge, 5664-5727 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00072	5.790"-6.009"	Grapple, Run Charge, 5790-6009 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00073	5.970"-6.470"	Grapple, Run Charge, 5970-6470 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00074	6.071"-6.415"	Grapple, Run Charge, 6071-6415 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00075	6.564"-7.187"	Grapple, Run Charge, 6564-7187 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00076	7.425"-7.955"	Grapple, Run Charge, 7425-7955 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00077	8.111"-8.158"	Grapple, Run Charge, 8111-8158 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00078	8.597"-8.900"	Grapple, Run Charge, 8597-8900 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00079	8.642"-8.950"	Grapple, Run Charge, 8642-8950 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00080	9.387"-10.029	Grapple, Run Charge, 9387-10029 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00081	10.743"-10.994"	Grapple, Run Charge, 10743-10994 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00082	11.369"-12.671"	Grapple, Run Charge, 11369-12671 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00083	13.305"-13.492"	Grapple, Run Charge, 13305-13492 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00084	15.087"-15.274"	Grapple, Run Charge, 15087-15274 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00085	16.600"-19.024"	Grapple, Run Charge, 16600-19024 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-00086	20.00"-24.00"	Grapple, Run Charge, 20000-24000 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
35-10140	26.00" - 30.00"	Grapple, Run Charge, 26.00-30.00 In Per Run	$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
Drill Pipe Subs (4) (5) (6)
30-96002	3 1/2" and Smaller

Drill Pipe Sub, 3-1/2 In And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20%, A Five Day Minimum Applies To All Items, Hydrogen Sulfide Charge, Add 25%

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
30-96003	4 1/2" and Smaller

Drill Pipe Sub, 4-1/2 In And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20%, A Five Day Minimum Applies To All Items, Hydrogen Sulfide Charge, Add 25%

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
30-96004	5 9/16" and Smaller

Drill Pipe Sub, 5-9/16 In And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost Plus 20%, A Five Day Minimum Applies To All Items, Hydrogen Sulfide Charge, Add 25%

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
30-96005	6 5/8" and Smaller

Drill Pipe Sub, 6-5/8 In And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20%, A Five Day Minimum Applies To All Items, Hydrogen Sulfide Charge, Add 25%

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
30-96006	7 5/8" and Smaller

Drill Pipe Sub, 7-5/8 In And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20%, A Five Day Minimum Applies To All Items, Hydrogen Sulfide Charge, Add 25%

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-10168	8 5/8" and Smaller

Drill Pipe Sub, 8-5/8 In And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20%, A Five Day Minimum Applies To All Items, Hydrogen Sulfide Charge, Add 25%

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
	Subs – Bumper – Stop (4) (6)		Per Run
35-10169	3-1/2" IF Connection and Smaller (Body)

Subs, Bumper, Stop 3-1/2 In I.F. Outside Diameter And Smaller Body, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Hydrogen Sulfide Charges, Add 25%

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
30-91355	4-1/2" IF Connection and Smaller (Body)

Subs, Bumper, Stop 4-1/2 In I.F. Outside Diameter And Smaller Body, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Hydrogen Sulfide Charges, Add 25%

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
30-96007	4 7/8" OD and Smaller

Subs, Bumper, Stop 4-7/8 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Hydrogen Sulfide Charges, Add 25%

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
30-96008	5 3/8" OD and Smaller

Subs, Bumper, Stop 5-3/8 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Hydrogen Sulfide Charges, Add 25%

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
30-91356	6-5/8" Reg. Connection and Smaller (Body)

Subs, Bumper, Stop 6-5/8 In Reg. Connection And Smaller Body, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Hydrogen Sulfide Charges, Add 25%

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
30-96009	6 7/8" OD and Smaller

Subs, Bumper, Stop 6-7/8 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Hydrogen Sulfide Charges, Add 25%

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
30-96010	9 7/8" OD and Smaller

Subs, Bumper, Stop 9-7/8 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Hydrogen Sulfide Charges, Add 25%

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
30-96011	13 3/8" OD and Smaller

Subs, Bumper, Stop 13-3/8 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Hydrogen Sulfide Charges, Add 25%

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
30-96012	17" OD and Smaller

Subs, Bumper, Stop 17 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Hydrogen Sulfide Charges, Add 25%

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
30-96013	24" OD and Smaller

Subs, Bumper, Stop 24 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Hydrogen Sulfide Charges, Add 25%

			$	[***]	$	[***]	Per/Run	$	[***]	[***]	%
	Drill Pipe Pup Joints (4) (6)		Per Day

30-96014	2 3/8" IF X 6’

Drill Pipe Pup Joint, 2-3/8 In IF X 6 Ft, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Hydrogen Sulfide Charge, Add 25%, 12 hr max per day A Five Day Minimum Applies

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
30-96015	2 7/8" IF X 6’

Drill Pipe Pup Joint, 2-7/8 In IF X 6 Ft, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Hydrogen Sulfide Charge, Add 25%, 12 hr max per day A Five Day Minimum Applies

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-00088	2 7/8" IF X 8’

Drill Pipe Pup Joint, 2-7/8 In IF X 8 Ft, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Hydrogen Sulfide Charge, Add 25%, 12 hr max per day A Five Day Minimum Applies

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
30-96016	3 1/2" IF X 5’	Drill Pipe Pup, 3 1/2 In IF, 5 Ft Or Less, 12 hr max per day A Five Day Minimum Applies	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-00090	3 1/2 IF X 8’	Drill Pipe Pup, 3 1/2 In IF, 8 Ft Or Less, 12 hr max per day A Five Day Minimum Applies	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-10170	3 1/2 IF X 10’	Drill Pipe Pup, 3 1/2 In IF, 10 Ft Or Less, 12 hr max per day A Five Day Minimum Applies	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
30-96017	4 1/2" IF X 6’

Drill Pipe Pup Joint, 4-1/2 In IF X 6 Ft, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Hydrogen Sulfide Charge, Add 25%, 12 hr max per day A Five Day Minimum Applies

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
30-96018	5" IF X 6’

Drill Pipe Pup Joint, 5 In IF X 6 Ft, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Hydrogen Sulfide Charge, Add 25%, 12 hr max per day A Five Day Minimum Applies

			$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
4	Pricing does not include inspection, repairs, or
35-00092	Inspection Charges	Inspection Charges QOR		$–		$–	Each
5	A 5 Day minimum applies to all items
6	H2S Charges – Add 25%
Marine Swivels (4)
30-97000	Marine Type Rotating	Marine Swivel, Rotating, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20%	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
	Swivel Stand (4)		$	[***]	$	[***]		$	[***]
30-97001	Adjustable Marine Swivel Stand	Adjustable Marine Swivel Stand, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost Plus 20%	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
Stabilizers (4)
30-97002	18" & Smaller Welded Stabilizer	Stabilizer, 20 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20%	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
30-97003	24" & Smaller Welded Stabilizer	Stabilizer, 27 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20%	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
30-97004	30" & Smaller Welded Stabilizer	Stabilizer, 33 In Outside Diameter And Smaller, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20%	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
4	Pricing does not include inspection, repairs, or transportation. If any of these items are required, they will be charged at cost, plus 20%
Baskets
30-98000	Offshore Tool	Basket, Offshore Tool 5-day minimum	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-00093	Certified Basket (8’) W/ Certified Slings	Basket, Offshore Tool 5-day minimum	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-10113	Offshore Basket (16’) W/Certified Slings	Basket, Offshore Tool 5-day minimum	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-10114	Offshore Basket (35’) W/Certified Slings	Basket, Offshore Tool 5-day minimum	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
Boxes
30-98001	Small Parts	Boxes, Small Parts 5-day minimum	$	[***]	$	[***]	Per/Job	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
35-10115	Offshore Box (4' x 4' x 3') W/Certified Slings	Offshore Box (4' x 4' x 3') W/Certified Slings, 5-day minimum	$	[***]	$	[***]	Per/Job	$	[***]	[***]	%
35-10116	Grapple Box	Boxes, Grapple 5-day minimum	$	[***]	$	[***]	Per/Job	$	[***]	[***]	%
Containers
30-98002	Large Shipping	Container, Large Shipping 5-day minimum	$	[***]	$	[***]	Per/Job	$	[***]	[***]	%
Slings
30-98003	4 Leg with Shackles	Sling, 4 Leg With Shackles, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% 5-day minimum	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-10117	Sling (6' Braided Wire)	Sling, 6' Braided Wire Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20%	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
4	Pricing does not include inspection, repairs, or transportation. If any of these items are required, they will be charged at cost, plus 20%.
Shackles
35-22222	25 or 35 Ton Shackles, Pair	Mechanical Cutting Services, 25 or 35 Ton Shackles A Five Day Minimum Charge Applies	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
Ring Gaskets
30-10102	R20	Ring Gasket, Type R20	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00100	R23	Ring Gasket, Type R23	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00101	R24	Ring Gasket, Type R24	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00102	R25	Ring Gasket, Type R25	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00103	R26	Ring Gasket, Type R26	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00104	R27	Ring Gasket, Type R27	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00105	R31	Ring Gasket, Type R31	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00106	R35	Ring Gasket, Type R35	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00107	R37	Ring Gasket, Type R37	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00108	R39	Ring Gasket, Type R39	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00110	R45	Ring Gasket, Type R45	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00111	R46	Ring Gasket, Type R46	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00112	R50	Ring Gasket, Type R50	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00113	R54	Ring Gasket, Type R54	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00114	R57	Ring Gasket, Type R57	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00115	R73	Ring Gasket, Type R73	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00116	RX20	Ring Gasket, Type RX20	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00117	RX24	Ring Gasket, Type RX24	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00118	RX27	Ring Gasket, Type RX27	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00119	RX35	Ring Gasket, Type RX35	$	[***]	$	[***]	Each	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
35-00120	RX39	Ring Gasket, Type RX39	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00121	RX44	Ring Gasket, Type RX44	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00122	RX45	Ring Gasket, Type RX45	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00123	RX46	Ring Gasket, Type RX46	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00124	RX54	Ring Gasket, Type RX54	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00125	RX85	Ring Gasket, Type RX85	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00126	RX86	Ring Gasket, Type RX86	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00127	RX87	Ring Gasket, Type RX87	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00128	RX89	Ring Gasket, Type RX 89	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00129	RX210	Ring Gasket, Type RX 210	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00130	BX151	Ring Gasket, Type BX-151	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00131	BX152	Ring Gasket, Type BX-152	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00132	BX153	Ring Gasket, Type BX-153	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00133	BX154	Ring Gasket, Type BX-154	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00134	Bx155	Ring Gasket, Type BX-155	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00135	Bx156	Ring Gasket, Type BX-156	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00136	Bx158	Ring Gasket, Type BX-158	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00137	Bx159	Ring Gasket, Type BX-159	$	[***]	$	[***]	Each	$	[***]	[***]	%
35-00138	Bx160	Ring Gasket, Type BX-160	$	[***]	$	[***]	Each	$	[***]	[***]	%
Mechanical Cutting Services

35-10161	Basic Mechanical Cutting Package	Basic Mechanical Cutting Package 5-day minimum	$	[***]	$	[***]	Per Day	$	[***]	[***]	%
*Includes: 4 Cutter Assemblies (Pup Joint, Crossover, Stabilizer & Cutter)
1 Set of Handling Tools (Bowl, Slip, Elevator, Sale of Slips, & Pump in Sub)
1 35' Basket with certified slings
2 8' Baskets with certified slings
+ All post inspections on Cutters, Stabilizers, Crossovers, and Handling Tools
+ Basic Repairs - recut connections and minor repairs to the Cutter Bodies
+ All make up and break out charges for assemblies
+ Basic Expendables - Knife pins & Stabilizer blades
* No charge for the 1 day or 1 day in. 5 Day minimum does apply. Only items needed for the job will be sent. No discount if all of the above items are not necessary for the job.

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
35-10171	Additional Cutting Assembly (2) Package	Additional Cutting Assembly (2) Package 5-day minimum	$	[***]	$	[***]	Per Day	$	[***]	[***]	%
Crossover, Stabilizer & Cutter)
1 35' Basket with certified slings
+ All post inspections on Cutters, Stabilizers, and Crossovers
+ Basic Repairs - recut connections and minor repairs to the Cutter Bodies
+ All make up and break out charges for assemblies
+ Basic Expendables - Knife pins and Stabilizer Blades
* No charge for the 1 day or 1 day in. 5 Day minimum does apply. Only items needed for the job will be sent. No discount if all of the above items are not necessary for the job.

35-10172	Power Swivel (2) Package	Power Swivel (2) Package 5-day minimum	$	[***]	$	[***]	Per Day	$	[***]	[***]	%
*Includes:
2 Universal or Bowen 3.5 Power Swivels
1 Snub Line
+ Redress and Minor Repairs
* No charge for the 1 day or 1 day in. 5 Day minimum does apply
35-10173	Power Swivel 50' Hose Extensions	Power Swivel 50' Hose Extensions 5-day minimum	$	[***]	$	[***]	Per Day	$	[***]	[***]	%
35-10174	Quick PAC 75’ Hose Extensions	Quick PAC 75’ Hose Extensions 5-day minimum	$	[***]	$	[***]	Per Day	$	[***]	[***]	%
35-10175	Quick PAC Plus Hydraulic Package	Quick PAC Plus Hydraulic Package 5-day minimum	$	[***]	$	[***]	Per Day	$	[***]	[***]	%
*Includes:
1-50 Ton Hydraulic Power Swivel Stand
1-Hydraulic actuated slide workdeck
1-cylinder power pack
1-Variable casing hydraulic hold down device
Isolation valves and gages
Necessary Hoses, Control Stands, and Boxes
* No charge for the 1 day or 1 day in. 5 Day minimum does apply
35-10176	Quick PAC Manual Package	Quick PAC Manual Package 5-day minimum	$	[***]	$	[***]	Per Day	$	[***]	[***]	%
*Includes:
1-Manual adjustable power swivel stand

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
1-Basic Quick PAC workdeck (no slide)
* No charge for the 1 day or 1 day in. 5 Day minimum does apply.

Mechanical Cutting Services (Specialty Equipment) (1)
35-10103	75 Ton Hydraulic Stand, First Generation Quick PAC	First Generation Quick Pack, Charged Day Out Through Day Returned, 12 hr max per day	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-10104	QP Workdeck w/Slide, Second Generation Quick PAC	Second Generation Quick Pack Charged Day Out Through Day Returned, 12 hr max per day	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-10105	QP Workdeck, First Generation Quick PAC	First Generation Quick Pack, Charged Day Out Through Day Returned, 12 hr max per day	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-00022	Manual Adjustable Power Swivel Stand	Adjustable Power Swivel Stand, Tubular Handling Tool, 48 In Base X 60 In, Five Day Minimum Charges Apply, 12 hr max per day	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-00024	50 Ton Hydraulic Stand 2nd Generation Quick PAC	Tubular Handling Tool, 50 Ton Hydraulic Adjustable Height Power Swivel Stand, Five Day Minimum Charges Applies, 12 hr max per day	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-00026	48" Base X 10" 5M flange type adapter for swivel stand	Tubular Handling Tool, Power Swivel Stands, 48 In Base X 10 In, 5 M Flange Type Adapter Five Day Minimum Charges Applies	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-10106	Knife Carrier Racks	Charged Day Out Through Day Returned, 12 hr max per day	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-10108	3-1/2" IF Pump In Sub	Charged Day Out Through Day Returned, 12 hr max per day	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-10112	4-3/4" Spiral Drill Collar (Per Joint)	Per Joint Charged Day Out Through Day Returned, 12 hr max per day	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
(1) All specialty equipment is charged day out to day in
Mechanical Cutting Services (Handling Equipment) (2)
35-10109	48" Pipe Wrench	Pipe Wrench, 48 In, 12 hr max per day	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-10110	60" Pipe Wrench	Pipe Wrench, 60 In, 12 hr max per day	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-10111	#15 Chain Tong	Chain Tong, Number 15, 12 hr max per day	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
35-10189	Kelco K-70 Tong	Chain Tong, Number K70, 12 hr max per day	$	[***]	$	[***]	Per/Day	$	[***]	[***]	%
(2) A 5 day minimum applies to all items.
Mechanical Cutting Services (Casing Cutting Charges) (1) (2) (3) (4) (6) (7)

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
30-94000	9 5/8" OD and Smaller

Conventional Cutter, 9-5/8 In Outside Diameter And Smaller, Multi String, Per Cut Grouted 2538, 25, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]	Per/Cut	$	[***]	[***]	%
35-10118	9-5/8" Grouted Casing Cut Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]	Per/Cut	$	[***]	[***]	%
35-10119	9-5/8" Casing Cut Redress Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]	Per/Cut	$	[***]	[***]	%
30-94001	10 3/4" OD and Smaller

Conventional Cutter, 10-3/4 In Outside Diameter And Smaller, Multi String, Per Cut Grouted 2783, 95, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]	Per/Cut	$	[***]	[***]	%
35-10120	10-3/4" Grouted Casing Cut Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]	Per/Cut	$	[***]	[***]	%
35-10121	10-3/4" Casing Cut Redress Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]	Per/Cut	$	[***]	[***]	%
30-94002	13 3/8" OD and Smaller

Conventional Cutter, 13-3/8 In Outside Diameter And Smaller, Multi String, Per Cut Grouted 3316, 95, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]	Per/Cut	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

	Crew Discount	[***]	%

Superior/Chevron Well Service Price Book	Equipment Discount	[***]	%

Pricing Effective 11-05-08	Expendables Discount	[***]	%

SPN ARO Agreement Pricing - March 2011	Rentals Discount	[***]	%

Sup Part Num	Description	Long Description	Book Price		CVX Price		UOM	Cost		Discount
35-10122	13-3/8" Grouted Casing Cut Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]	Per/Cut	$	[***]	[***]	%
35-10123	13-3/8" Casing Cut Redress Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]	Per/Cut	$	[***]	[***]	%
30-94003	16" OD and Smaller

Conventional Cutter, 16 In Outside Diameter And Smaller, Multi String, Per Cut Grouted 4299, 10, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]	Per/Cut	$	[***]	[***]	%
35-10124	16" Grouted Casing Cut Charges

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]	Per/Cut	$	[***]	[***]	%
35-10125	16" Casing Cut Redress Charges

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]	Per/Cut	$	[***]	[***]	%
30-94004	18-5/8" OD and Smaller

Conventional Cutter, 18 5/8 In Outside Diameter And Smaller, Multi String, Per Cut Grouted 4323, 15, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]	Per/Cut	$	[***]	[***]	%
35-10126	18-5/8" Grouted Casing Cut Charges

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]	Per/Cut	$	[***]	[***]	%
35-10127	18-5/8" Casing Cut Redress Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]	Per/Cut	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-94005	20" OD and Smaller

Conventional Cutter, 20 In Outside Diameter And Smaller, Multi String, Per Cut Grouted 4667 Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%
35-10128	20" Grouted Casing Cut Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%
35-10129	20" Casing Cut Redress Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%
30-94006	24" OD and Smaller

Conventional Cutter, 24 In Outside Diameter And Smaller, Multi String, Per Cut Grouted 4683, 25, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%
35-10130	24" Grouted Casing Cut Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%
35-10131	24" Casing Cut Redress Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%
30-94007	26" OD and Smaller

Conventional Cutter, 26 In Outside Diameter And Smaller, Multi String, Per Cut Grouted 4707, 30, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
35-10132	26" Grouted Casing Cut Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%
35-10133	26" Casing Cut Redress Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%
30-94008	30" OD and Smaller

Conventional Cutter, 30 In Outside Diameter And Smaller, Multi String, Per Cut Grouted 4871, 10, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%
35-10134	30" Grouted Casing Cut Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%
35-10135	30" Casing Cut Redress Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%
30-94009	36" OD and Smaller

Conventional Cutter, 36 In Outside Diameter And Smaller, Multi String, Per Cut Grouted 5076, 5, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%
35-10136	36" Grouted Casing Cut Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%
35-10137	36" Casing Cut Redress Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-94010	48" OD and Smaller

Conventional Cutter, 48 In Outside Diameter And Smaller, Multi String, Per Cut Grouted 6999, 85, Larger Sizes Priced On Application, If Cutter Is Run And No Cut Made, 50% Of Per Cut Charge, When Used For Window Milling, Per Cut Prices Will Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, If Any Of These Items Are Required, They Will Be Charged At Cost, Plus 20% Requires Tool Supervisor

			$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%
35-10138	48" Grouted Casing Cut Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%
35-10139	48" Casing Cut Redress Charge

Larger Sizes Priced On Application, If Cutter Is Run And No Cut Is Made, 50% Of Per Cut Price Will Be Charged, When Used For Milling Per Cut Pricing To Apply, Pricing Does Not Include Inspection, Repairs Or Transportation, These To Be Charged At Cost Plus 20%

			$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%
35-10152	>1-1/4" Wall Casing Cut Surcharge	Casing Cut Surcharge, Greater Than 1-1/4 Wall	$	[***]	$	[***]		Per/Cut	$	[***]	[***]	%
1	Larger sizes priced on application
2	If cutter is run and no cut is made, 50% of per cut price will be charged
3	When used for window milling, per cut prices will apply
4	Pricing does not include inspection, repairs, or transportation. If any of these items are required, they will be charged at cost, plus 20%.
5	H2S Charges – Add 25%
6	Requires Tool Supervisor.
Mechanical Cutting Services (Downhole Stabilizers)
35-10141	15" & Smaller Non-Rotating Stabilizer	Stabilizer, Run Charge Per Run	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
35-10142	17-1/2" & Small Non-Rotating Stabilizer	Stabilizer, Run Charge Per Run	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
35-10143	18-7/8" & Small Non-Rotating Stabilizer	Stabilizer, Run Charge Per Run	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
35-10144	27" & Small Non-Rotating Stabilizer	Stabilizer, Run Charge Per Run	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
35-10145	36" & Small Non-Rotating Stabilizer	Stabilizer, Run Charge Per Run	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
35-10146	48" & Small Non-Rotating Stabilizer	Stabilizer, Run Charge Per Run	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
35-10147	7-5/8" & Smaller Welded Stabilizer	Stabilizer, Run Charge Per Run	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
35-10148	13-3/8" & Smaller Welded Stabilizer	Stabilizer, Run Charge Per Run	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
35-10149	15" & Smaller Welded Stabilizer	Stabilizer, Run Charge Per Run	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
30-97002	18" & Smaller Welded Stabilizer	Stabilizer, Run Charge Per Run	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

			Crew Discount		[***]		%

	Superior/Chevron Well Service Price Book		Equipment Discount		[***]		%

	Pricing Effective 11-05-08		Expendables Discount		[***]		%

	SPN ARO Agreement Pricing - March 2011		Rentals Discount		[***]		%

Sup Part Num	Description	Long Description	Book Price		CVX Price			UOM	Cost		Discount
30-97003	24" & Smaller Welded Stabilizer	Stabilizer, Run Charge Per Run	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
30-97004	30" & Smaller Welded Stabilizer	Stabilizer, Run Charge Per Run	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
35-10150	36" & Smaller Welded Stabilizer	Stabilizer, Run Charge Per Run	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
35-10151	48" & Smaller Welded Stabilizer	Stabilizer, Run Charge Per Run	$	[***]	$	[***]		Per/Run	$	[***]	[***]	%
Mechanical Cutting Services (Inspection Charges) (1) (2)
35-10153	Grapple Inspection Charge	Grapple Inspection Charge	$	[***]	$	[***]		Each	$	[***]	[***]	%
35-10154	Per Connection Inspection Charge	Per Connection Inspection Charge	$	[***]	$	[***]		Each	$	[***]	[***]	%
35-10155	Cutter/Stabilizer Body Inspection Charge	Cutter/Stabilizer, Body Inspection Charge	$	[***]	$	[***]		Each	$	[***]	[***]	%
35-10156	Per Knife Inspection Charge	Per Knife Inspection Charge	$	[***]	$	[***]		Each	$	[***]	[***]	%
35-10157	Drill Pipe/Collar Inspection Charge	Drill Pipe, Collar Inspection Charge	$	[***]	$	[***]		Each	$	[***]	[***]	%
35-10158	Handling Tool Inspection Charge	Handling Tool Inspection Charge	$	[***]	$	[***]		Each	$	[***]	[***]	%
(1) Charge will typically be applied at the time of use.
(2) Inspection charges do not include any damage or repair charges.
Mechanical Cutting Services (Torque Services) (3) (4)
35-10160	Per Make/Break Services	Per Make/Break Services	$	[***]	$	[***]		Each	$	[***]	[***]	%
(1) Makeup charge will typically be applied on the first day.
(2) Breakout services will be applied to all items returned not broken on location.
35-10223	Carring stand for Swivel Head		$	[***]	$	[***]		Per Day	$	[***]	[***]	%
35-10224	Torque Gauge		$	[***]	$	[***]		Per Day	$	[***]	[***]	%
35-10225	Tong Slings		$	[***]	$	[***]		Per Day	$	[***]	[***]	%
35-10226	Torque Gauge Calibration		$	[***]	$	[***]		Per Day	$	[***]	[***]	%
35-10227	Portable Power pack		$	[***]	$	[***]		Per Day	$	[***]	[***]	%
35-10228	Section Mill, 10' ft. Increments		$	[***]	$	[***]		Per 10 ft section	$	[***]	[***]	%
35-10229	Logan Ditch Magnet, 24 Heavy Duty		$	[***]	$	[***]		Per Day	$	[***]	[***]	%
35-10230	Snub Line, 3/4" x 150'		$	[***]	$	[***]		Per Day	$	[***]	[***]	%
35-10231	Bit Workover Tri Cone, 10 5/8" Cement		$	[***]	$	[***]		Each	$	[***]	[***]	%
35-10232	Bit Workover Tri Cone, 12-1/48" Cement		$	[***]	$	[***]		Each	$	[***]	[***]	%
35-10233	Bit Workover Tri Cone, 14-3/4" Cement		$	[***]	$	[***]		Each	$	[***]	[***]	%
35-10234	Bit Workover Tri Cone, 8 1/2" Cement		$	[***]	$	[***]		Each	$	[***]	[***]	%
35-10235	Bit Workover Tri Cone, 9-7/8" Cement		$	[***]	$	[***]		Each	$	[***]	[***]	%
35-10236	Snatch Block		$	[***]	$	[***]		Per Day	$	[***]	[***]	%
35-10237	C-Plate		$	[***]	$	[***]		Per Day	$	[***]	[***]	%
35-10238	Wash Down Sub, 3-1/2" IF		$	[***]	$	[***]		Per Day	$	[***]	[***]	%
Inspection, Repair or Transportation, If any will be charged at Cost plus [***]% A five day minimum charge applies, H2S Add [***]%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Workstrings

2008 Price Book

Pricing for SPN ARO Agreement

Mar-11

Description	Book Rate		2010 Price based on Market		Cost		Book Discount %
Certified Basket (4' x 16' x 3')	$	[***]	$	[***]	$	[***]	[***]	%
Drill Collar Clamp	$	[***]	$	[***]	$	[***]	[***]	%
Drill Collars
</= 5'' Drill Collar	$	[***]	$	[***]	$	[***]	[***]	%
</= 7'' Drill Collar	$	[***]	$	[***]	$	[***]	[***]	%
Drill Pipe
2 7/8'', AOH, 10.4 PPF, S-135, (3 7/8'' x 2 5/32'' TJS) per ft.	$	[***]	$	[***]	$	[***]	[***]	%
2 7/8'', HTPAC or HT SLH90, 10.4 PPF, S-135, (3 1/8'' x 1 1/2'' TJS or 1.975'' TJS) per ft.	$	[***]	$	[***]	$	[***]	[***]	%
2 7/8'', 2 3/8'' HT SLH90 TJ, 10.4 PPF, S-135, (3 1/8'' x 1 27/32'' TJS) per ft.	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'', NC 38, 13.3 PPF, S-135, (4 7/8'' x 2 9/16'' TJS) per ft.	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'', HT 38, 13.3 PPF, S-135, (4 7/8'' x 2 9/16'' TJS) per ft.	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'', NC 38, 15.5 PPF, S-135, (4 7/8'' x 2 9/16'' TJS) per ft.	$	[***]	$	[***]	$	[***]	[***]	%
4'', XT38, 14.0 PPF, S-135, (4 3/4'' x 2 11/16'' TJS) per ft.	$	[***]	$	[***]	$	[***]	[***]	%
4'', XTM39, 14.0 PPF, S-135, (4 7/8'' x 2 11/16'' TJS) per ft.	$	[***]	$	[***]	$	[***]	[***]	%
4'', XT39, 14.0 PPF, S-135, (4 7/8'' x 2 11/16'' TJS) per ft.	$	[***]	$	[***]	$	[***]	[***]	%
4'', TT390, 14.0 PPF, S-135, (4 7/8'' x 2 11/16'' TJS) per ft.	$	[***]	$	[***]	$	[***]	[***]	%
Drill Pipe Elevators
2 7/8'', 150 ton, RG, 18 DEG. B.N.	$	[***]	$	[***]	$	[***]	[***]	%
2 7/8'' square shoulder, 175 ton	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'', 150 ton, RG, 18 DEG. B.N.	$	[***]	$	[***]	$	[***]	[***]	%
2 3/8'' - 3 1/2'' Square shoulder, 150 Ton	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'', 150 Ton, RGG Center Latch 18 DEG, B.N.	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'', 4'' & 4 1/2'', 250 Ton, MGG, 18 DEG B.N.	$	[***]	$	[***]	$	[***]	[***]	%
Expendables Extra
Tubing Elevators
“YT” 75 Ton, 1'' - 3 1/2''	$	[***]	$	[***]	$	[***]	[***]	%
“HYT”, 150 Ton, 2 3/8'' - 3 1/2''	$	[***]	$	[***]	$	[***]	[***]	%
“HYC”, 200 Ton, 2 3/8'' - 7 5/8''	$	[***]	$	[***]	$	[***]	[***]	%
“HYC”, 200 Ton, 2 3/8'' - 7 5/8'', Air Operated	$	[***]	$	[***]	$	[***]	[***]	%
Inserts Extra
Pup Joints
</= 2 7/8''	$	[***]	$	[***]	$	[***]	[***]	%
</= 2 7/8'', XT or HT	$	[***]	$	[***]	$	[***]	[***]	%
</= 2 7/8'', XTM	$	[***]	$	[***]	$	[***]	[***]	%
</= 2 7/8'', CTM, GTM, TT, & Hydril	$	[***]	$	[***]	$	[***]	[***]	%
</= 2 7/8'', T95	$	[***]	$	[***]	$	[***]	[***]	%
</= 3 1/2''	$	[***]	$	[***]	$	[***]	[***]	%
</= 3 1/2'', XT or HT	$	[***]	$	[***]	$	[***]	[***]	%
</= 3 1/2'', XTM	$	[***]	$	[***]	$	[***]	[***]	%
</= 3 1/2'', CTM, GTM, TT, & Hydril	$	[***]	$	[***]	$	[***]	[***]	%
</= 3 1/2'', T95	$	[***]	$	[***]	$	[***]	[***]	%
</= 5''	$	[***]	$	[***]	$	[***]	[***]	%
</= 5'', XT or HT	$	[***]	$	[***]	$	[***]	[***]	%
</= 5'', XTM	$	[***]	$	[***]	$	[***]	[***]	%
</= 5'', CTM, GTM, TT, & Hydril	$	[***]	$	[***]	$	[***]	[***]	%
</= 5'', T95	$	[***]	$	[***]	$	[***]	[***]	%

*Pup Joints over 15 ft - Add 100%

Bowl and Slips
TS-100 Split Bowl (100 ton)	$	[***]	$	[***]	$	[***]	[***]	%
Slips for TS-100 Split Bowl	$	[***]	$	[***]	$	[***]	[***]	%
Inserts Extra

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Workstrings

2008 Price Book

Pricing for SPN ARO Agreement

Mar-11

Description	Book Rate		2010 Price based on Market		Cost		Book Discount %
Pick Up Nubbings
3 1/2 '' and Smaller	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2 '' and Smaller, XTM	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2 '' and Smaller, CTM, GTM, TT, & Hydril	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2 '' and Smaller, T-95	$	[***]	$	[***]	$	[***]	[***]	%
5 7/8'' and Smaller	$	[***]	$	[***]	$	[***]	[***]	%
5 7/8'' and Smaller, XTM	$	[***]	$	[***]	$	[***]	[***]	%
5 7/8'' and Smaller, CTM, GTM, TT, & Hydril	$	[***]	$	[***]	$	[***]	[***]	%
5 7/8'' and Smaller, T-95	$	[***]	$	[***]	$	[***]	[***]	%
Cross Over Subs
2 7/8'' and Smaller	$	[***]	$	[***]	$	[***]	[***]	%
2 7/8'' and Smaller, Non-Standard Connection	$	[***]	$	[***]	$	[***]	[***]	%
2 7/8'' and Smaller, XTM	$	[***]	$	[***]	$	[***]	[***]	%
2 7/8'' and Smaller, CTM, GTM, TT, & Hydril	$	[***]	$	[***]	$	[***]	[***]	%
2 7/8'' and Smaller, T-95	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'' and Smaller	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'' and Smaller, Non-Standard Connection	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'' and Smaller, XTM	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'' and Smaller, CTM, GTM, TT, & Hydril	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'' and Smaller, T-95	$	[***]	$	[***]	$	[***]	[***]	%
4 1/2'' and Smaller	$	[***]	$	[***]	$	[***]	[***]	%
4 1/2'' and Smaller, Non-Standard Connection	$	[***]	$	[***]	$	[***]	[***]	%
4 1/2'' and Smaller, XTM	$	[***]	$	[***]	$	[***]	[***]	%
4 1/2'' and Smaller, CTM, GTM, TT, & Hydril	$	[***]	$	[***]	$	[***]	[***]	%
4 1/2'' and Smaller, T-95	$	[***]	$	[***]	$	[***]	[***]	%
Tubing
1 1/4'', CS, 3.02 PPF, S-135 per ft.	$	[***]	$	[***]	$	[***]	[***]	%
2 3/8'', L or N-80, 4.7 PPF, EUE 8rd per ft.	$	[***]	$	[***]	$	[***]	[***]	%
2 3/8'', N-80, 4.7 PPF, PH-6 per ft.	$	[***]	$	[***]	$	[***]	[***]	%
2 7/8'', L or N-80, 6.5 PPF, EUE 8rd per ft.	$	[***]	$	[***]	$	[***]	[***]	%
2 7/8'', P-110, 7.9 PPF, PH-6 per ft.	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'', L or N-80, 9.3 PPF, EUE 8rd per ft.	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'', T-95, 15.8 PPF, PH-6 per ft.	$	[***]	$	[***]	$	[***]	[***]	%
Inside BOPs
3 1/2'' and Smaller (5M & 10M)	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'' and Smaller (5M & 10M), Non-Standard Connection	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'' and Smaller (5M & 10M), XTM	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'' and Smaller (5M & 10M), CTM, GTM, TT & Hydril	$	[***]	$	[***]	$	[***]	[***]	%
4 1/2'' and Smaller (5M & 10M)	$	[***]	$	[***]	$	[***]	[***]	%
4 1/2'' and Smaller (5M & 10M), Non-Standard Connection	$	[***]	$	[***]	$	[***]	[***]	%
4 1/2'' and Smaller (5M & 10M), XTM	$	[***]	$	[***]	$	[***]	[***]	%
4 1/2'' and Smaller (5M & 10M), CTM, GTM, TT, & Hydril	$	[***]	$	[***]	$	[***]	[***]	%
Lower Kelly Valve
3 1/2'' and Smaller (5M & 10M)	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'' and Smaller (5M & 10M), Non-Standard Connection	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'' and Smaller (5M & 10M), XTM	$	[***]	$	[***]	$	[***]	[***]	%
3 1/2'' and Smaller (5M & 10M), CTM, GTM, TT & Hydril	$	[***]	$	[***]	$	[***]	[***]	%
4 1/2'' and Smaller (5M & 10M)	$	[***]	$	[***]	$	[***]	[***]	%
4 1/2'' and Smaller (5M & 10M), Non-Standard Connection	$	[***]	$	[***]	$	[***]	[***]	%
4 1/2'' and Smaller (5M & 10M), XTM	$	[***]	$	[***]	$	[***]	[***]	%
4 1/2'' and Smaller (5M & 10M), CTM, GTM, TT, & Hydril	$	[***]	$	[***]	$	[***]	[***]	%

Specific terms in this Exhibit have been redacted because confidential treatment for those terms has been requested.  The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Notes:

1)             All charges are shop to shop

2)             All inspections and repairs will be billed at [***]

3)             Transportation to be furnished by Client